As filed with the Securities and Exchange Commission on October 29, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

All Cap Core Fund
(Formerly Select Equities Fund)

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Thematic Opportunities Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

International Select Fund
(Formerly International Large Cap Fund)

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Intrinsic Value Fund

Large Cap Disciplined Growth Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Annual Report

August 31, 2014

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
All Cap Core Fund (Formerly Select Equities Fund)	2
Emerging Markets Equity Fund	5
Equity Income Fund	8
Focus Fund	11
Genesis Fund	14
Global Equity Fund	17
Global Thematic Opportunities Fund	20
Greater China Equity Fund	23
Guardian Fund	26
International Equity Fund	29
International Select Fund (Formerly International Large Cap Fund)	32
Intrinsic Value Fund	35
Large Cap Disciplined Growth Fund	38
Large Cap Value Fund	41
Mid Cap Growth Fund	44
Mid Cap Intrinsic Value Fund	47
Multi-Cap Opportunities Fund	50
Real Estate Fund	53
Small Cap Growth Fund	56
Socially Responsive Fund	59
Value Fund	62
FUND EXPENSE INFORMATION	71
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
All Cap Core Fund (Formerly Select Equities Fund)	75
Emerging Markets Equity Fund	76
Equity Income Fund	79
Focus Fund	81
Genesis Fund	82

Global Equity Fund	85
Global Thematic Opportunities Fund	88
Greater China Equity Fund	91
Guardian Fund	95
International Equity Fund	96
International Select Fund (Formerly International Large Cap Fund)	99
Intrinsic Value Fund	102
Large Cap Disciplined Growth Fund	104
Large Cap Value Fund	106
Mid Cap Growth Fund	108
Mid Cap Intrinsic Value Fund	110
Multi-Cap Opportunities Fund	112
Real Estate Fund	113
Small Cap Growth Fund	114
Socially Responsive Fund	116
Value Fund	117
FINANCIAL STATEMENTS	129
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
All Cap Core Fund (Formerly Select Equities Fund)	193
Emerging Markets Equity Fund	193
Equity Income Fund	195
Focus Fund	197
Genesis Fund	199
Global Equity Fund	201
Global Thematic Opportunities Fund	203
Greater China Equity Fund	203
Guardian Fund	205
International Equity Fund	207
International Select Fund (Formerly International Large Cap Fund)	209
Intrinsic Value Fund	211
Large Cap Disciplined Growth Fund	213
Large Cap Value Fund	215
Mid Cap Growth Fund	217
Mid Cap Intrinsic Value Fund	221

Multi-Cap Opportunities Fund	223
Real Estate Fund	225
Small Cap Growth Fund	227
Socially Responsive Fund	229
Value Fund	233
Reports of Independent Registered Public Accounting Firms	238
Directory	241
Trustees and Officers	242
Proxy Voting Policies and Procedures	250
Quarterly Portfolio Schedule	250
Notice to Shareholders	251

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

This has been another positive year for the equity markets, with the S&P 500® Index advancing over 25% over the past 12 months and breaking 2000 for the first time in August 2014. Emerging markets rebounded, up 20% for the period, and while developed international equities trailed U.S. and emerging markets, they were still positive. Key drivers of returns this fiscal year have been two-fold—signs of growing economic momentum and constructive business activity.

On the economic side, after a positive 2013, data softened somewhat in the first quarter of 2014. By mid-year, however, improved statistics confirmed that the slippage had been temporary—caused by an unusually harsh winter. Stable growth in China and green shoots in the eurozone combined with generally positive trends in the U.S., where supports for improved consumer spending, by far the largest driver of U.S. GDP, remained apparent.

By August, unemployment declined to 6.1%, a post-crisis low. Wage inflation was beginning to appear, along with signs of a tightening skilled labor market. Auto sales in August peaked at pre-crisis rates, and the housing sector appeared healthy as well. Even with geopolitical tensions making headlines nightly, investor sentiment remained above long-term levels, and the Chicago Board Options Exchange Volatility Index (VIX) declined, touching 2007-era lows in July.

From a business management perspective, after years of caution and cash accumulation, we've seen companies deploying assets for future growth and to the benefit of shareholders, through capital investment, increased M&A activity, dividend increases and share buybacks. We believe the North American energy renaissance continues to have positive effects as well, and even as the U.S. Federal Reserve continues tapering, interest rates have fallen.

After marking a six-year rally in which the S&P 500 has gained more than 200% from its closing low in 2009, some would argue that valuations have climbed ahead of fundamentals, especially given subpar global economic growth and potential economic complications from Russian/Ukrainian tensions and conflict in the Middle East. As this bull market ages, we believe it's unlikely that we will continue to see outsized equity returns year over year. However, barring an unforeseen shock, we anticipate that markets will remain positive. From an investor's point of view, we've noted a falling correlation between stocks, suggesting individual fundamentals are again becoming paramount. We also see signs that the spread between top and bottom performers—fairly tight this year—may be widening.

As we move toward what we believe will be a more typical equity market—with more typical equity returns—we anticipate experienced active managers will have a clear opportunity to demonstrate their worth. We believe a fundamentally focused, differentiated market is a stock picker's market; one in which deep fundamental research and investment skill can add real value by uncovering opportunities outside the indices.

We thank you for your confidence in Neuberger Berman and look forward to continuing to serve your investment needs.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

All Cap Core Fund Commentary* (Unaudited)

Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) Institutional Class generated a 22.55% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the S&P 500® Index, which generated a return of 25.25% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

This past fiscal year, we decided to make a change to the management of the Fund in order to give ourselves more flexibility in overseeing your investment. Our team asked the Fund's Board of Trustees to allow us to invest in companies across the market capitalization spectrum rather than limiting our investments to companies over $7.5 billion in market cap. This modification was approved in June and implemented in September. We believe this change provides us with the added flexibility necessary to enhance our capabilities as we seek to provide our investors with attractive returns.

We are pleased with the performance of the Fund during the 12-month period, especially given our lower-than-market risk profile and a cash position that averaged roughly 7% throughout the period. Stock selection drove our significant outperformance within the Financials and Industrials sectors. Our lack of exposure to the weaker Consumer Staples and Telecommunication Services sectors was also a relative benefit. We underperformed on a relative basis versus the index in the Information Technology, Health Care and Energy sectors, and our cash position was a disadvantage against a rising market.

We continue to believe that the growth of the U.S. economy will continue to follow a Nike swoosh-like trajectory. We feel that this path will carry on for quite some time and it is our responsibility to identify trends or themes within the U.S. or global economies that we believe may have the wherewithal to grow at rates faster than the broader economic environment. We also think that the direction of interest rates over the next few years will be higher and, as such, have moved the portfolio in the direction of more cyclically oriented securities in an attempt to take advantage of that growth, and we have reduced our exposure to securities more closely correlated to interest rates.

We hope tensions in the Middle East and Ukraine will decline; barring any major shocks, however, we believe that stocks generally are positioned better than other investable asset classes. We are increasingly optimistic about the value of stock picking within the current environment and we are finding companies we believe are in strong financial health, and we anticipate profit growth could continue. We also believe companies will continue to allocate capital for the benefit of shareholders.

Over the past number of years, we've seen a rising tide that lifted all boats in a highly correlated market. In our view, much of that was due to the external stimulus of quantitative easing. Now that quantitative easing is coming to an end, we think the market will be driven more by the fundamentals of underlying securities. We believe owning a concentrated portfolio that has flexibility in terms of market capitalization as well as sector allocation, without a value or growth bias, gives us the opportunity to succeed in generating attractive risk-adjusted returns.

Sincerely,

MICHAEL KAMINSKY, RICHARD WERMAN, JAMES GARTLAND AND MINDY SCHWARTZAPFEL
PORTFOLIO CO-MANAGERS

*  Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

References to any third-party logos or service marks do not imply any endorsement by the Firm. The Nike name and logo are trademarks of Nike, Inc. All rights reserved.

All Cap Core Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.5%
Energy	13.4
Financials	16.3
Health Care	4.2
Industrials	21.4
Information Technology	11.6
Utilities	5.3
Short-Term Investments	10.3
Total	100.0%

PERFORMANCE HIGHLIGHTS27

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	22.55%	14.09%	6.90%
Class A	12/20/2007	21.95%	13.55%	6.51%
Class C	12/20/2007	21.13%	12.73%	5.71%
With Sales Charge
Class A		14.99%	12.22%	5.57%
Class C		20.13%	12.73%	5.71%
Index
S&P 500® Index[1,16]		25.25%	16.88%	7.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.11%, 1.49% and 2.24% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.21% and 1.96% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

All Cap Core Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a 17.24% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the MSCI Emerging Markets (EM) Index, which generated a 20.40% return during the period. (Performance for all share classes is provided in the table immediately following this letter.)

After weakness on relatively slow economic growth early in the reporting period, emerging markets have rebounded since early February. Markets were buoyed by a relative calming of the geopolitical tensions in Ukraine, on reform-minded Narendra Modi's landslide election victory in India, and on stabilizing economic data from China, along with generally improved sentiment.

All index sectors were positive this period, with Health Care, Information Technology and Utilities being the strongest performers. By country, Egypt, India and Brazil led the Index, while Hungary, United Arab Emirates and Qatar saw the worst negative returns.

Within the portfolio, excellent stock selection within the Consumer Discretionary sector—with consumer electronics/appliance names including China's Haier Electronics and Korea's Coway being among the top contributors—as well as stock selection and an overweight in Health Care had the most significant positive effects on relative performance from a sector perspective. By country, it was Indian and Chinese holdings, including India's Yes Bank, Chinese social networking company Tencent Holdings, and waste-to-energy plant builder China Everbright that had the most positive effect.

Stock selection within Energy, Financials and Materials was a relative detriment this period, and by country, holdings in Brazil and Korea underperformed. In Brazil, hopes for political change rather than fundamentals drove the market higher, while in Korea a large government stimulus package boosted the local stock market. We remain skeptical that this stimulus will be productive, and are not convinced these markets can continue their rallies without structural reforms. Individual detractors included China Child Care Corp., Brasil Insurance, China Vanke, as well as Lock & Lock (Korea), and Alamos Gold (Canada). Alamos Gold was sold during the reporting period and Lock & Lock was sold shortly afterward.

Our largest country overweights are currently India, China and the Philippines. Our greatest sector overweight is currently Industrials—where we own local infrastructure names, followed by Health Care and Consumer Staples. Considering slower global growth, we are currently underweighted in export markets, including Taiwan and Korea. We are also underweighted in Telecommunication Services stocks, Energy stocks, and Financials stocks.

As we look ahead, we acknowledge pockets of geopolitical risks, but several factors suggest the current rally may continue, in our opinion. First, current account deficits appear to us to have been tamed in certain countries. This has helped a subset of EM currencies to stabilize, if not rebound. Second, developed market economies have rebounded, but only to muted levels, creating a benign interest rate environment. Third, we believe EM equities offer attractive relative valuations versus developed markets. Fourth, reported earnings have generally stabilized after several years of downgrades; and finally, we see positive prospects for structural reforms in several countries, including India. Especially based on the last two drivers, we believe select EM markets could offer attractive growth going forward.

In both rallies and retrenchments, we believe stock picking skills, deep knowledge of local economies and companies, and a tested process can be important differentiators in EM equity investing. We believe we are well positioned for the future.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.3%
Consumer Staples	12.3
Energy	5.2
Financials	22.7
Health Care	6.1
Industrials	13.6
Information Technology	18.8
Materials	4.1
Telecommunication Services	2.4
Utilities	1.0
Short-Term Investments	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	17.24%	7.19%	12.88%
Class A	10/08/2008	16.99%	6.94%	12.62%
Class C	10/08/2008	16.07%	6.13%	11.77%
Class R3[10]	06/21/2010	16.42%	6.58%	12.33%
Class R6[23]	03/15/2013	17.35%	7.22%	12.91%
With Sales Charge
Class A		10.28%	5.68%	11.49%
Class C		15.07%	6.13%	11.77%
Index
MSCI Emerging Markets Index[1,16]		20.40%	8.24%	11.90%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.60%, 2.01%, 2.74%, 2.32% and 1.57% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 1.50%, 2.25%, 1.91% and 1.18% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 20.11% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the S&P 500® Index, which returned 25.25%. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund's investment goal remains to provide total return from both dividend yield and capital appreciation. Given its defensive characteristics and its focus on both yield and growth, the Fund tends to lag somewhat during strong equity rallies while endeavoring to protect principal in more volatile markets. During this period, the top performing sectors of the S&P 500 were those that are synonymous with volatility and that provide little to no dividend income, namely the Information Technology (IT) sector and Health Care's Biotechnology industry, with both returning in excess of 30% and 50%, respectively.

The Fund has limited access to those sectors due to our income criteria—with the exception of some large IT names, including Microsoft, which was among our top contributors for the period, and Cisco Systems, which detracted. However, areas that we tend to overweight were fruitful, such as the Utilities sector, with top performing holdings including NextEra and Dominion Resources.

The portfolio also tends to be overweighted to Real Estate Investment Trusts (REITs). It was a tale of two cities as REITs shifted from dismal performance early on in the period (pulling back sharply on early signs of higher interest rates) to being among the top performers in the second half of the period. Over longer periods, REITs tend to be more closely tied to supply and demand for various types of real estate and less to interest rate movements or levels. Successful REITs are generally run by proven, experienced managers with histories of prudent capital allocation, and, in our experience, they tend to prevail during times of economic strength. This period, top contributors with these characteristics included Equity Residential and Extra Space Storage. Seeing economic improvement, we anticipate continuing to maintain our overweight in both U.S. and non-U.S. names, and would view any volatility as an opportunity to increase our allocations.

In addition to being underweighted in IT on lack of yield potential, the portfolio maintained an underweight to U.S. consumer stocks. Stock selection in this area was challenging with Lagardere, a media name, and General Motors, which encountered significant litigation coupled with weak sales in Europe and was sold, being among the detractors.

Early this period, we made several investments into names we anticipated could perform well during a rising rate environment, such as banks. Theoretically, as rates rise, we believed the net interest margin of certain banks would expand, thus improving earnings. Overall, this strategy benefited the portfolio, as did several of the private equity asset managers that we incrementally added over the period. We believe these asset managers are well positioned to see increased fee revenues from investments made since the global financial crisis.

The portfolio currently holds a selection of companies that, we believe, could outperform as the global economy accelerates, but could also offer some risk mitigation in the event of a slow-down, disappointment or shock. At this point, we think it makes sense to maintain some balance between offense and defense, given the uncertainty across the U.S. and global economies.

Sincerely,

RICHARD LEVINE, TONY GLEASON AND SANDY POMEROY
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	4.4%
Consumer Staples	1.9
Energy	12.7
Financials	36.3
Health Care	10.1
Industrials	6.5
Information Technology	2.2
Materials	3.3
Telecommunication Services	2.3
Utilities	16.6
Other	2.4
Short-Term Investments	1.3
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2014
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[14]	06/09/2008	20.11%	13.81%	8.24%
Class A14	06/09/2008	19.72%	13.38%	7.90%
Class C14	06/09/2008	18.77%	12.56%	7.28%
Class R3[14]	06/21/2010	19.42%	13.16%	7.84%
With Sales Charge
Class A14		12.87%	12.05%	7.08%
Class C14		17.77%	12.56%	7.28%
Index
S&P 500® Index[1,16]		25.25%	16.88%	7.28%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.69%, 1.06%, 1.81%, and 1.42% for Institutional Class, Class A, Class C, and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT14

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class produced a 22.65% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the S&P 500® Index, which posted a 25.25% total return. (Performance for all share classes is provided in the table immediately following this letter.) While the Fund's Investor Class underperformed during the one-year period, it outperformed for the three-year period with the Investor Class delivering a 21.09% return and the S&P 500 delivering a 20.61% return.1

The ongoing U.S. economic recovery and high levels of monetary liquidity produced another strong year for the U.S. stock market. The S&P 500 experienced a brief dip in January but generally the year was marked by new highs. Investors kept a watchful eye on the U.S. Federal Reserve (Fed), but the response to the Fed's tapering of its bond buying program was muted since the move was well communicated and has been implemented gradually and without unnecessary surprises. The market continued to be supported by low interest rates.

While every sector in the S&P 500 delivered strong, double-digit returns in this positive environment, Information Technology and Health Care led performance. Telecommunication Services and Consumer Staples trailed the index but still delivered solid returns. The improving economic picture as well as high levels of liquidity provided a constructive backdrop for the entire market.

Neuberger Berman Focus Fund is a high conviction portfolio, driven by individual stock selection rather than sector calls. SanDisk and WhiteWave Foods were the Fund's strongest individual stock performers on a relative basis. SanDisk moved higher as technology companies in general rallied, but SanDisk also benefited from good supply/demand dynamics, strong management, and a high-quality product that is in demand by consumers willing to pay a premium. We held a relatively heavy weighting in the company during the reporting period. WhiteWave Foods is a food product manufacturer that has benefited from consumers' focus on natural foods and organics. It was spun out as a stand-alone company over one year ago and has executed well, producing positive results for shareholders. We have sold the stock.

ARIAD Pharmaceuticals, Inc. and CIT Group Inc. had the greatest negative impacts on the Fund's relative return overall. ARIAD is a speculative pharmaceutical company that presented specific risks as well as some potential rewards. However, during the past year, the company had an issue with the FDA that caused its stock price to decline. CIT Group, a financial company, lagged as it lowered guidance earlier in the year on projected lower margins. We have sold both ARIAD and CIT.

While the steep run-up in the market over the past 12 months makes us cautious, we continue to find what we believe to be good value in individual stocks. While Fed moves, geo-political events, and profit taking may result in some additional market volatility over the coming year, we focus on choosing individual stocks that we believe provide solid fundamentals and attractive valuations with the potential to generate good returns over the long run. We continue to diversify the portfolio across all areas of the economy to drive our results from stock selection.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO CO-MANAGERS

1  The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	19.4%
Consumer Staples	6.8
Energy	9.9
Financials	15.0
Health Care	10.1
Industrials	9.2
Information Technology	19.2
Materials	4.0
Utilities	3.3
Short-Term Investments	3.1
Total	100.0%

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	22.65%	15.31%	7.52%	10.63%
Trust Class[3]	08/30/1993	22.40%	15.07%	7.30%	10.62%
Advisor Class[4]	09/03/1996	22.21%	14.87%	7.09%	10.56%
Institutional Class[5]	06/21/2010	22.86%	15.50%	7.62%	10.64%
Class A20	06/21/2010	22.40%	15.16%	7.45%	10.62%
Class C20	06/21/2010	21.52%	14.45%	7.12%	10.56%
With Sales Charge
Class A20		15.37%	13.80%	6.82%	10.51%
Class C20		20.54%	14.45%	7.12%	10.56%
Index
S&P 500® Index[1,16]		25.25%	16.88%	8.38%	10.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.94%, 1.14%, 1.29%, 0.78%, 1.20%, and 1.94% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class posted a 13.65% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the Russell 2000® Index, which provided a 17.68% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market rallied sharply during the reporting period. While the market experienced several periods of weakness, these proved to be only temporary setbacks as the S&P 500® Index repeatedly reached all-time highs during the period. Supporting the market were overall solid corporate profits and generally strong investor demand. While small-cap stocks posted strong results, they lagged the overall stock market as the S&P 500 Index gained 25.25% versus the 17.68% gain of the small-cap Russell 2000 Index during the 12-month period. Within the small-cap universe, value stocks outperformed their growth counterparts, as the Russell 2000 Value and Growth Indexes returned 18.10% and 17.30%, respectively.

While it produced a strong absolute return, the Fund's underperformance versus the benchmark was largely due to stock selection. This was partially driven by the outperformance of companies with a high degree of financial leverage as they benefited from the low interest rate environment. This was a headwind for the Fund as we emphasize less-leveraged, high-quality, profitable businesses. The sectors that detracted the most from performance were Financials and Health Care. Within Financials, mortgage servicing-related companies, including Ocwen Financial, were negative for performance. Following a period of significant growth, Ocwen Financial was impacted by the New York Department of Financial Services' request to halt its purchase of mortgage servicing rights from Wells Fargo. Within Health Care, a lack of exposure to outperforming pharmaceutical and biotechnology companies, many of which are more speculative in nature and have no earnings, detracted from results.

Contributing the most to performance was stock selection in the Information Technology sector, led by the Fund's position in Zebra Technologies Corp. The company manufactures and distributes thermal bar code printers, plastic card printers and products for use in data collection and automatic identification systems. It benefited the Fund's performance after announcing its intention to acquire Motorola Solutions' enterprise business. Other strong individual contributors to the Fund's results were Industrials company Westinghouse Air Brake Technologies Corp. and Consumer Discretionary firm Polaris Industries.

Sector positioning, overall, was a small drag on performance. In particular, while the portfolio's cash balance was modest and in line with historical levels, it detracted from results given the market's sharp rally and the low yields available from cash instruments. A lack of exposure to real estate investment trusts (REITs) was also negative for relative performance. On the upside, the Fund's overweights in the Materials and Energy sectors were beneficial for results.

Looking ahead, we believe the economy could continue to expand following the weather-induced slowdown earlier in the year. Turning to the small-cap market, in our view it appears to be fairly valued overall. That being said, we continue to find what we believe are pockets of opportunity. We also believe that investor demand may remain fairly strong if investors move out on the risk curve given the low interest rate environment and concerns for the negative impact rising rates can have on the bond market.

Sincerely,

JUDITH M. VALE AND ROBERT D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.5%
Consumer Staples	5.5
Energy	7.2
Financials	12.5
Health Care	11.7
Industrials	20.3
Information Technology	16.6
Materials	10.4
Utilities	0.7
Short-Term Investments	3.6
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	13.65%	16.04%	10.66%	12.63%
Trust Class[3]	08/26/1993	13.55%	15.95%	10.59%	12.62%
Advisor Class[4]	04/02/1997	13.24%	15.65%	10.30%	12.41%
Institutional Class[5]	07/01/1999	13.82%	16.26%	10.87%	12.78%
Class R6[24]	03/15/2013	13.92%	16.12%	10.70%	12.65%
Index
Russell 2000® Index[1,16]		17.68%	17.03%	9.36%	9.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.02%, 1.11%, 1.38%, 0.86% and 0.80% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85% and 0.78% for Institutional Class and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated a 19.67% total return for the fiscal year ended August 31, 2014, but trailed its benchmark, the MSCI All Country World Index, which advanced 21.61% during the period. (Performance for all share classes is provided in the table immediately following this letter.)

The MSCI All Country World Index performed well this period, driven by relatively improving global economic data and buoyant investor sentiment. After a brief pause in first quarter of 2014, markets continued their upward trajectory from 2013 through the end of this fiscal period. U.S. equities outperformed emerging markets, which in turn outperformed international developed markets, though each asset class saw double-digit returns.

While the U.S. market performed well, the index was led by smaller markets including Egypt, India and Finland. Hungary, United Arab Emirates and Qatar posted the most significant losses for the period. Amongst major developed markets, European periphery countries bested the core, and Japan was positive but lagged the index. By sector, Information Technology (IT) and Health Care strongly outperformed. Consumer Staples and Materials were weakest, although they, too, posted double-digit positive results.

Within the portfolio, stock selection within Consumer Staples and Consumer Discretionary benefited relative performance. Stock selection in IT put the largest strain on relative results, while Industrials holdings also underperformed. By country, U.S., Canada and Israel were our strongest performers, while relative underperformers included France, Sweden and Korea.

Looking at individual stocks, three of our top five contributors were U.S.-based companies—SanDisk, Apple and Cardinal Health, each benefiting from strong business drivers that were being recognized by the markets. Detractors included Softbank (Japan), which had a strong year last year, Sberbank (Russia), which we sold, and St. James's Place (UK).

While markets have recently been marching upward, discounting mixed economic data and a variety of results from global corporations as they've done recently, our focus remains on the fundamentals of the stocks we own, and those of the opportunities we are researching. We have spent much of our time recently working on existing names to ensure we have the highest conviction possible in those ideas, and in a number of cases increasing our positions in higher conviction holdings.

We have also reexamined our positioning toward European banks and other Financials, slightly reducing the scale of our largest sector underweight. Elsewhere, we have no exposure to the Utilities sector, and are overweighted to both Industrials and IT.

We continue to anticipate a weak economic cycle in the eurozone and Japan, solid growth in U.S. and UK, and just slightly faster growth in emerging markets. By geography, the portfolio remains modestly overweighted in the U.S. at the expense of Japan and emerging market-domiciled companies.

As part of our global search for quality growth companies, another recent development has been co-portfolio manager Benjamin Segal's relocation to Singapore. His focus is on deepening the team's comprehension of local and global companies' strategies and operations in the Asian region—home to two of the world's largest economies.

With a proven strategy, a deep fundamental research capability, and "feet on the ground" across the globe, we believe the team is well positioned to add value going forward.

Sincerely,

BENJAMIN SEGAL AND SAURIN D. SHAH
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.0%
Consumer Staples	7.8
Energy	8.0
Financials	16.8
Health Care	10.3
Industrials	14.2
Information Technology	16.1
Materials	7.8
Telecommunication Services	3.4
Short-Term Investments	5.6
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	19.67%	7.28%
Class A	06/30/2011	19.18%	6.87%
Class C	06/30/2011	18.39%	6.11%
With Sales Charge
Class A		12.28%	4.90%
Class C		17.39%	6.11%
Index
MSCI All Country World Index[1,16]		21.61%	11.03%
MSCI World Index[1,16,26]		21.74%	12.40%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 5.16%, 5.67% and 6.51% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Thematic Opportunities Fund Commentary (Unaudited)

Neuberger Berman Global Thematic Opportunities Fund Institutional Class generated a 12.92% total return for the fiscal year ended August 31, 2014, but underperformed the MSCI All Country World Index, which returned 21.61% for the period. (Performance for all share classes is provided in the table immediately following this letter).

Global markets broadly advanced as economic prospects were lifted by improving fundamentals in the U.S., Europe and, in some cases, developing markets. From a regional perspective, holdings within the U.S. provided the greatest source of index returns, while those in China and Japan were were relative laggards.

During the reporting period, the U.S. equity markets advanced to record highs, in part driven by a flurry of merger and acquisition activity coupled with strong buybacks and earnings growth. Improving employment figures and continued momentum in energy production were tailwinds for consumer confidence in the U.S. Despite increasing geopolitical tensions, the Chicago Board Options Exchange VIX Index, a widely followed barometer of volatility, neared its record low, reflecting relative stability in the markets. Outside the U.S., developed Europe posted healthy returns, while macro factors including the continued economic slowdown in China and currency weakness in the Japanese yen caused underperformance in those markets.

Thematically, our "Man vs. Machine" theme was supported by two strong contributors, SanDisk and Google. Reasonable valuations, coupled with improved revenues, stronger earnings and continued share buybacks attracted investors to the Information Technology sector, which rose over 30% during the period. Within our "Money in Motion" theme, KKR, American International Group and BlackRock were among our top contributors. While our Consumer Discretionary names underperformed overall, among the portfolio's largest positive contributors was hotel giant Wynn Resorts, where gaming revenues from Macau operations boosted profitability, prompting us to "cash out" for opportunities elsewhere.

Our "Emerging Market Consumer" theme was the largest hindrance to results, particularly names tied to China, such as Sa Sa International, New Oriental Education & Technology Group and Genting Hong Kong. These proved to be our biggest detractors, triggering a reevaluation of our initial investment theses, and ultimately resulting in the sale of these securities.

Within our "Self Help" theme, TRI Pointe Homes and General Motors lagged the broader Consumer Discretionary sector and were subsequently sold. By contrast, within Consumer Staples, Australia's Treasury Wine Estates surged over 40% following a takeout bid from private equity investors (we sold the position).

Looking ahead, we believe valuations within the equity markets will continue to appear reasonable. We have reduced our emerging market exposure and deployed proceeds among several companies in Europe, where we continue to find what we believe are opportunities in companies that should grow if the region continues its slow recovery from recession. We will continue to seek companies with resiliency in the face of geopolitical risk, but believe any corrections could create opportunities to add to certain names.

As always, we remain dedicated to finding opportunities in what we believe are excellent companies across a broad spectrum of countries and sectors with the goal of identifying persistent, structural and investable trends before they are recognized by the broader investment community. We believe that this opportunistic, disciplined and patient approach could be rewarded with attractive returns over time.

Sincerely,

TONY GLEASON, SANDY POMEROY, WILLIAM HUNTER AND RICHARD LEVINE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Thematic Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.1%
Consumer Staples	1.3
Energy	6.9
Financials	26.2
Health Care	9.0
Industrials	11.7
Information Technology	16.2
Materials	2.4
Other	2.2
Short-Term Investments	8.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	12.92%	2.55%
Class A	06/30/2011	12.40%	2.14%
Class C	06/30/2011	11.66%	1.41%
With Sales Charge
Class A		5.91%	0.26%
Class C		10.66%	1.41%
Index
MSCI All Country World Index[1,16]		21.61%	11.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.62%, 2.02% and 2.87% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.28%, 1.64% and 2.39% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Thematic Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a 21.37% total return for the fiscal year ended August 31, 2014 and outperformed its benchmark, the MSCI China Index, which generated a 17.91% return over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the 12-month period, the Fund's overweight positions in the Health Care and Utilities sectors contributed to performance relative to benchmark. On the contrary, the Fund's underweights in Energy and Information Technology detracted from performance relative to benchmark. Stock selection in Energy, Telecommunication Services and Utilities positively impacted performance, while stock selection in Financials and Industrials had a negative impact to performance relative to the benchmark.

Reviewing the market environment over the past year, improving fundamentals, the Third Plenary Session of the 18th CPC Central Committee and the release of the Third Plenum reform document boosted investor sentiment. As a result, the China equity markets displayed solid performance in September, October and November of 2013. In December, despite the China Securities Regulatory Commission (CSRC)'s announcement to end a 14-month freeze on IPOs, concerns over liquidity led the offshore China equity markets to decline. Going into the New Year, investor sentiment further dampened after the release of worse-than-expected macroeconomic indicators in January, but rebounded after the Chinese New Year holidays ahead of expectations from the Communist Party Central Committee (CPCC) and National People's Congress (NPC) meetings in March.

In March, China's first-ever corporate bond default and disappointing February macro data negatively impacted the China equity markets. In April, the CSRC and the Hong Kong Securities and Futures Commission (SFC) announced a pilot trading program called the Shanghai-Hong Kong Stock Connect, which, if implemented, would allow two-way investment between the Shanghai Stock Exchange and the Stock Exchange of Hong Kong for the first time. Chinese equities rebounded after the State Council unveiled the new national nine rules in May, which are designed to accelerate the further opening up of China's capital markets. Positive momentum extended into June in response to improved macroeconomic data and the State Council's announcements to ease policies. The markets continued to rally in July due to easing rules on bank's loan-to-deposit ratios, better-than-expected second quarter GDP growth and implementation of additional policies, such as relaxing home purchase curbs, implementation of fiscal measures, and state-owned enterprise (SOE) and other reforms. China equity markets weakened in August amid tepid macroeconomic data published for July and liquidity concerns raised by the resumption of China A-shares IPOs, although August still ended in slightly positive territory.

The Fund continues to focus on companies that we believe have sustainable top and bottom line growth as evidenced by operating cash flow from recurring core businesses. As of August 31, 2014, the Fund's largest sector overweight relative to the benchmark was Utilities and the largest sector underweight was Energy. The Fund also held overweight positions in Consumer Discretionary and Health Care, and underweight positions in Consumer Staples and Financials. The Fund's top 10 positions comprised more than 47% of total portfolio assets at the end of August.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.3%
Consumer Staples	1.1
Energy	0.5
Financials	33.4
Health Care	6.6
Industrials	6.8
Information Technology	14.7
Materials	0.7
Telecommunication Services	7.6
Utilities	13.1
Short-Term Investments	1.2
Total	100.0%

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	25.0%
Hong Kong	65.7
United States	9.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	21.37%	20.45%
Class A	07/17/2013	21.07%	20.19%
Class C	07/17/2013	20.09%	19.22%
With Sales Charge
Class A		14.10%	14.03%
Class C		19.09%	19.22%
Index
MSCI China Index[1,16]		17.91%	20.67%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.91%, 2.27% and 3.02% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a 21.87% total return for the fiscal year ended August 31, 2014 but trailed the 25.25% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

The absolute performance of our portfolio companies was solid for this reporting period, but our holdings faced a relative headwind for much of the period. With economic momentum building and the U.S. Federal Reserve's (Fed) tapering program underway, consensus (and this team's) opinion was that interest rates would begin trending higher. Instead, they have fallen year to date. As a result, higher-yielding sectors such as Utilities, REITs, and pipelines have outperformed. So far into 2014, our underrepresentation in these industry groups has been a headwind to relative performance.

With the general strength in equities and ample stock specific volatility, we took advantage of many opportunities to purchase the shares of high-quality companies at attractive valuations while realizing gains on many longer-term holdings as they became more fully valued. We also benefited from the surge in M&A activity as two of our companies are in the process of being acquired and as our holding M&A advisor Lazard enjoyed improved earnings prospects.

The portfolio outperformed the benchmark in Consumer Discretionary and Telecommunication Services. Newell Rubbermaid, Texas Instruments, and Covidien (which was sold after Medtronic offered a significant premium) made the largest individual contributions. Other recent sales of stocks with recent appreciation included Lazard and Scripps. We lagged in Information Technology (absence of Apple and underperformance by Altera, which was sold) and Consumer Staples. BG Group, another relative disappointment, was sold early in 2014.

Several recent purchases include NOW, a new distribution company formed from the consolidation of three large incumbents that serve energy related businesses. With what we consider an immaculate balance sheet, we believe NOW should benefit both from its strong position in a fragmented industry and from sustained spending to support the energy renaissance in North America.

We also purchased our first Utilities stock since the financial crisis. Wisconsin Energy recently announced the acquisition of Integrys. The combined company spans four states in the upper midwestern United States. We believe the infrastructure needs of the combined service territory should drive growth in Wisconsin Energy's rate base, one of the best organic growth prospects in the regulated utility sector, in our view. In our view, the company has a strong capital structure and should remain free cash flow-positive even as it grows.

Looking ahead, we see what we believe is economic momentum in the U.S., with signs of real strength in discrete segments—railroad volumes, skilled labor, consumer sentiment, housing, and auto sales, which in August touched the pre-crisis high. Balancing that, we believe sources of uncertainty include ongoing weakness in the European economy, which could be exacerbated by Russian/Ukrainian tensions, and potential market distortions from a divergence in central bank policy—with the Fed leaning toward tighter policy, but the European Central Bank and Bank of Japan still easing.

While we are always cognizant of external factors, our strategy remains unchanged—to focus on business fundamentals and to be an opportunistic buyer and seller around valuations. We feel constructive about our companies' businesses and look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.9%
Consumer Staples	11.0
Energy	6.0
Financials	20.2
Health Care	7.7
Industrials	15.1
Information Technology	17.9
Materials	3.9
Telecommunication Services	1.5
Utilities	1.0
Short-Term Investments	1.8
Total	100.0%

PERFORMANCE HIGHLIGHTS7,12

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	21.87%	16.54%	8.89%	11.24%
Trust Class[3]	08/03/1993	21.61%	16.32%	8.71%	11.20%
Advisor Class[4]	09/03/1996	21.27%	15.89%	8.26%	11.06%
Institutional Class[5]	05/27/2009	22.03%	16.74%	8.99%	11.26%
Class A20	05/27/2009	21.62%	16.30%	8.79%	11.22%
Class C20	05/27/2009	20.71%	15.46%	8.36%	11.16%
Class R3[17]	05/27/2009	21.29%	16.03%	8.65%	11.20%
With Sales Charge
Class A20		14.60%	14.94%	8.14%	11.12%
Class C20		19.71%	15.46%	8.36%	11.16%
Index
S&P 500® Index[1,16]		25.25%	16.88%	8.38%	11.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.91%, 1.08%, 1.50%, 0.73%, 1.11%, 1.87% and 1.41% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.86% and 1.36% for Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Advisor Class and Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a 12.38% total return for the fiscal year ended August 31, 2014, trailing its benchmark, the MSCI EAFE® Index, which posted a 16.92% return. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets were volatile but generally positive during the 12-month period. Relative to other asset classes, however, the MSCI EAFE Index trailed both the S&P 500® Index and the MSCI Emerging Markets Index, as European economic data slowly improved but lagged the momentum seen in the U.S. Performance was also dampened amid concerns over the potential economic impact of tensions between Russia and Ukraine.

The developed international equity market rally that started in mid-2012 appears to have largely been driven by multiple expansion rather than earnings growth. In such an environment, our quality bias—with a specific focus on companies with strong balance sheets, sustainable organic earnings growth and high returns on invested capital—has been challenged, which has been a headwind for relative performance.

Within the portfolio, stock selection in the Financials sector had the greatest positive impact on relative performance this period, followed by Health Care. By country, holdings in the UK and Japan, along with our opportunistic allocation in the U.S., benefitted relative performance the most. Detractors relative to the benchmark included holdings within the Telecommunication Services and Consumer Staples sectors. By country, holdings in France and a lack of exposure to the strong Spanish market detracted the most.

Top contributors during the reporting period included Continental, the German auto parts maker, Sika, a Swiss global construction materials producer, and Nihon Kohden, the Japanese medical equipment manufacturer. Detractors included Sanrio, the Japanese owner of licenses for Hello Kitty and other characters, which we sold, as well as ProSafe, a Norwegian deepwater drilling accommodations firm, and Arkema, the French specialized chemicals producer—positions we maintain.

At the close of this period, the portfolio's largest overweights were in Industrials and Information Technology; the largest underweights were in Financials, Utilities (a zero allocation) and Energy.

One other recent development has been portfolio manager Benjamin Segal's relocation to Singapore. As a global investor, his focus is on deepening the team's understanding of local and global companies' strategies and operations in the Asian region—home to two of the three largest economies in the world.

Looking forward, we don't anticipate that the rising tide that has lifted all boats in the last 24 months will continue. As such, in addition to always being alert to new or better investment opportunities, we have spent much of our time in recent quarters working on existing names to ensure we have the highest conviction possible in those ideas. As a result of this work, we have identified a number of situations where we have focused assets in higher conviction holdings.

As we approach what appears to be an inflection point where fundamentals come back into focus and 'quality' matters again, we anticipate seeing more dispersion in individual stock returns—an environment that would be better suited to bottom-up, fundamentally focused stock-pickers such as ourselves. We believe having a focused portfolio of high-quality companies trading at reasonable valuations could be an appealing strategy if this rally continues to mature.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	9.8%
Consumer Staples	11.2
Energy	3.8
Financials	17.8
Health Care	10.6
Industrials	22.5
Information Technology	8.7
Materials	8.9
Telecommunication Services	3.8
Short-Term Investments	2.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Investor Class[13]	01/28/2013	12.14%	10.12%	5.41%
Trust Class[13]	01/28/2013	12.02%	10.09%	5.39%
Institutional Class	06/17/2005	12.38%	10.20%	5.45%
Class A13	01/28/2013	11.98%	10.07%	5.38%
Class C13	01/28/2013	11.16%	9.79%	5.24%
Class R6[23]	09/03/2013	12.46%	10.22%	5.46%
With Sales Charge
Class A13		5.55%	8.78%	4.71%
Class C13		10.16%	9.79%	5.24%
Index
MSCI EAFE® Index[1,16]		16.92%	8.69%	6.33%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 (estimated for Class R6) were 1.33%, 1.43%, 1.15%, 1.56%, 2.52% and 1.02 for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.29%, 2.09% and 0.78% for Institutional Class, Class A, Class C and Class R6, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary* (Unaudited)

Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) Trust Class generated a 11.56% total return for the fiscal year ended August 31, 2014, trailing its benchmark, the MSCI EAFE® Index, which provided a 16.92% return. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets were volatile but generally positive this past fiscal year. Relative to other asset classes, however, the MSCI EAFE Index trailed both the U.S. S&P 500® Index and the MSCI Emerging Markets Index, as European economic data slowly improved but lagged the momentum seen in the U.S. Performance was also dampened amid concerns over the potential economic impact of tensions between Russia and Ukraine.

The developed international equity market rally that started in mid-2012 appears to have largely been driven by multiple expansion rather than earnings growth. In such an environment, our quality bias—with a specific focus on companies with strong balance sheets, sustainable organic earnings growth and high returns on invested capital—has been challenged, which has been a headwind for relative performance.

Within the portfolio, stock selection in the Energy sector had the greatest positive impact on relative performance this period. By country, holdings in the UK and Japan, along with our opportunistic allocation in the U.S., benefitted relative performance the most. Stock selection (along with an overweight) in Industrials was the largest detractor from relative returns by sector. By country, holdings in France and a lack of exposure to the strong Spanish market detracted the most.

Top contributors included Continental, the German auto parts maker, Sika, a Swiss global construction materials producer, and Givaudan, the Swiss-based flavor and fragrances provider. Detractors included Japan's Sanrio, owner of Hello Kitty and other licensed characters, Arkema, the French specialized chemicals producer, and New Gold, a Canadian mining firm. Sanrio and New Gold were sold.

At the close of the reporting period, the portfolio's largest overweights were in Industrials and Information Technology, while the largest underweights were in Financials, Utilities (a zero allocation) and Energy.

One other recent development has been portfolio manager Benjamin Segal's relocation to Singapore. As a global investor, his focus is on deepening the team's understanding of local and global companies' strategies and operations in the Asian region—home to two of the three largest economies in the world.

Looking forward, we don't anticipate the rising tide that has lifted all boats in the last 24 months will continue. As such, in addition to always being alert to new or better investment opportunities, we have spent much of our time in recent quarters working on existing names to ensure we have the highest conviction possible in those ideas. As a result of this work, we have identified a number of situations where we have focused assets in higher conviction holdings.

As we approach what appears to be an inflection point where fundamentals come back into focus and 'quality' matters again, we anticipate seeing more dispersion in individual stock returns—an environment that would be better suited to bottom-up, fundamentally focused stock-pickers such as ourselves. We believe having a focused portfolio of high-quality companies trading at reasonable valuations could be an appealing strategy if this rally continues to mature.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

*  Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.5%
Consumer Staples	8.6
Energy	3.1
Financials	19.9
Health Care	11.6
Industrials	18.6
Information Technology	10.0
Materials	11.2
Telecommunication Services	4.4
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7,28

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	11.56%	8.19%	3.17%
Institutional Class[6]	10/06/2006	11.98%	8.58%	3.53%
Class A15	12/20/2007	11.69%	8.22%	3.19%
Class C15	12/20/2007	10.79%	7.39%	2.54%
Class R3[15]	05/27/2009	11.35%	7.91%	2.99%
With Sales Charge
Class A15		5.32%	6.95%	2.43%
Class C15		9.79%	7.39%	2.54%
Index
MSCI EAFE® Index[1,16]		16.92%	8.69%	3.95%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.38%, 0.98%, 1.38%, 2.10% and 1.61% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.91%, 1.31%, 2.01% and 1.52% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class posted a 21.74% total return for the fiscal year ended August 31, 2014, and outperformed the 18.10% return of its benchmark, the Russell 2000® Value Index. (Performance for all share classes is provided in the table immediately following this letter.)

During the 12-month period, improvement in the U.S. economy bolstered the outlook for corporate profits. We believe investors took note and pushed aside concerns that international economies weren't faring as well and that the Federal Reserve's stimulative interest rate and bond buying policies were drawing to an end.

Since 2009, the Fund has been positioned to profit from an upturn in the economy by focusing on the more cyclical sectors of the small cap market, such as Technology, Producer Durables (think capital goods) and Materials & Processing. Almost two-thirds of the Fund's investments fell into these sectors and a similar percentage of our return, about 16% for the fiscal year, was realized from these groups. By way of comparison, the Russell 2000 Value Index has less than 30% of its constituent companies in these same sectors. The analyst team selected attractively valued companies that outperformed similar companies (same sectors) in the index, and had done so by nearly 10 percentage points.

Companies of noteworthy individual performance were Arris, a leading provider of cable equipment to companies such as Comcast, Spirit Aerosystems, a major sub-contractor to Boeing and Airbus, and Sierra Wireless, a vendor of microwave communications modules that enable machine-to-machine communications. The Fund's analysts continue to believe that Arris and Spirit sell at attractive discounts to what the team believes are their long term intrinsic values,1 whereas Sierra Wireless is closer to fair value and the position has been reduced.

The Energy sector presented a challenge for the team during the fiscal year. Investments in KBR, an engineering firm focused on several aspects of energy production, and ION Geophysical, a provider of seismic software and services, suffered from issues that we believe were largely of their own making. The team believes that both companies are undervalued and that patience could ultimately be rewarded. In the consumer area, performance was mixed. The takeover of Safeway was a positive event, but RadioShack (which was sold) and Elizabeth Arden each detracted from the year's results. We would note that Rhone Capital, an investment firm closely linked to the success of Coty, the beauty products company, has recently purchased $50 million of preferred stock in Elizabeth Arden and has tendered to purchase seven million common shares. Since we made our investment in Elizabeth Arden, the financial performance of the company has been poor but the emergence of what we believe is a well-informed, financially strong, long-term investor is encouraging.

The presence of activist shareholders who can influence the strategic direction of a company is a trend that accelerated throughout the year. At last count, over ten investments in the Fund were subject to activism. It remains unclear how much shareholder value these groups can unlock, but we believe it makes the management teams of these companies more accountable.

Historically, we believe a period of improving economic trends together with an increase in company-specific events has been favorable for our style of investing. The challenge in a rising market has always been finding an attractive set of new investments. The Fund made several new investments and eliminated others during the period. Through these changes as well as rebalancing existing positions, we believe we have enhanced the portfolio's discount to intrinsic value.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	6.4%
Consumer Staples	0.4
Energy	2.6
Financial Services	12.9
Health Care	5.7
Materials & Processing	7.7
Producer Durables	21.5
Technology	34.2
Utilities	4.7
Short-Term Investments	3.9
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2014
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[19]	05/10/2010	21.74%	15.90%	10.99%	12.03%
Class A19	05/10/2010	21.31%	15.55%	10.82%	11.92%
Class C19	05/10/2010	20.40%	14.82%	10.47%	11.72%
With Sales Charge
Class A19		14.35%	14.19%	10.17%	11.54%
Class C19		19.40%	14.82%	10.47%	11.72%
Index
Russell 2000® Value Index[1,16]		18.10%	15.74%	8.43%	9.10%
Russell 2000® Index[1,16]		17.68%	17.03%	9.36%	7.93%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.19%, 1.58% and 2.32% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT19

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary (Unaudited)

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a 19.09% total return for the fiscal year ended August 31, 2014, but trailed its benchmark, the Russell 1000® Growth Index, which provided a return of 26.29%. (Performance for all share classes is provided in the table immediately following this letter.)

We wish to first communicate that after nearly 25 years at Neuberger Berman, Dan Rosenblatt, Portfolio Co-Manager for the Fund, has retired. John Barker, who joined the firm in 1994 to work with Dan and co-managed the Fund, became its sole Portfolio Manager, effective August 15, 2014.

We started this fiscal year with a slight defensive bent to the portfolio, similar to our positioning in the previous fiscal year. We believed this stance was justified given that, economically, not much had changed at that time. U.S. GDP growth was volatile and slightly below average, growth in Asia had been slowing, and Europe remained relatively weak. Earnings growth also had not changed significantly. Meanwhile, stocks had run up considerably, with the net result being meaningfully higher valuations against a similar fundamental backdrop. Our characteristic relative defensiveness was something of a drag during a very strong year. We sought to balance that headwind with increased active share and stock specific bets—something we plan to continue doing going forward.

From a sector perspective, our greatest areas of strength this 12-month period included Information Technology (IT), Industrials and Materials. Our top three contributors for the period were IT names—Apple, Google and Alliance Data Systems (ADS).

Apple saw strong performance during the period due to a reacceleration in both top- and bottom-line growth and as positive sentiment grew around the expected release of a larger format iPhone, a watch, and a mobile payments platform. We remain positive on Apple, as we believe there is pent-up demand for the larger iPhone and significant revenue stream potential from mobile payments.

Google outperformed as concerns about its ability to dominate and profit from search functionality on mobile devices just as it had in desktop computers were laid to rest. While other players, such as Facebook, may compete for display ads, we believe Google remains well positioned.

ADS continued to expand into the lucrative private-label credit card market. To retailers, the benefit of store cards is SKU-level purchase data, allowing for more targeted marketing. For such accounts, interest rates and fees are generally very high and typically there are few write-offs against what are generally smaller balances. A large contract with eBay could be a further benefit going forward.

The largest drags on performance came from Health Care, Energy and cash equivalents. GM was our single largest detractor. We continue to own the stock based on our positive outlook for its new truck cycle and coming changes to its global platform; however, recalls created very negative sentiment this period.

Looking ahead, we see a positive market for bottom-up stock pickers such as ourselves. We've seen correlations between stocks decline over the past several years, something we anticipate could continue. We also suspect that the narrow spread between the top and bottom decile of performance we saw this year will widen. Both of these trends, if they continue, could benefit us, as should our high active share, lower-than-market beta, and increasing number of stock-specific bets within the portfolio.

Sincerely,

JOHN J. BARKER
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Disciplined Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.7%
Consumer Staples	8.1
Energy	5.7
Financials	4.9
Health Care	12.3
Industrials	9.7
Information Technology	29.1
Materials	8.4
Telecommunication Services	1.7
Utilities	3.1
Short-Term Investments	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS11

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	19.09%	12.37%	6.94%	0.54%
Institutional Class[5]	04/06/2009	19.41%	12.75%	7.13%	0.67%
Class A20	04/06/2009	19.05%	12.33%	6.92%	0.53%
Class C20	04/06/2009	18.29%	11.54%	6.51%	0.27%
Class R3[17]	05/27/2009	18.82%	12.09%	6.80%	0.46%
With Sales Charge
Class A20		12.18%	11.01%	6.29%	0.13%
Class C20		17.29%	11.54%	6.51%	0.27%
Index
Russell 1000® Growth Index[1,16]		26.29%	17.82%	9.20%	2.42%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.11%, 0.80%, 1.16%, 1.92% and 1.46% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Investor Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class produced a 23.57% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the Russell 1000® Value Index, which generated a 24.43% total return. (Performance for all share classes is provided in the table immediately following this letter.)

The stock market continued to rally over the past fiscal year, driven, in our view, by the ongoing economic recovery, improving demand from businesses for material and labor, relatively strong consumer confidence, and ongoing easy monetary policy from the U.S. Federal Reserve (Fed). The Fed began to taper its bond buying program last December. Despite this slowdown, a high level of liquidity remained in the market and interest rates were historically low. Valuations continued to be attractive overall, which we think helped lead to the strong performance of the market over the 12-month period.

The top-performing sectors for the Russell 1000 Value Index during the reporting period were Information Technology (IT) and Materials. Telecommunication Services and Consumer Staples lagged other index sectors but still produced strong double-digit returns. The improving economic picture as well as high levels of liquidity provided an excellent backdrop for every sector in the index.

The strongest performing sectors for the Fund on a relative basis were Industrials and Materials. Within Industrials, the Fund's performance was driven by airline stocks, which delivered excellent results over the past year. Airlines, in general, and particularly those we held in the portfolio, have been able to increase revenues while controlling costs and have benefited from favorable industry trends. Within Materials, we were overweighted versus the benchmark in chemical companies, which were strong performers overall, and the stocks we chose in this area outperformed those in the index. The companies benefited from high demand for existing capacity, as well as stable to lower input costs.

Energy and IT were the weakest performing sectors in terms of relative performance. However, both sectors delivered positive returns on an absolute basis. Within Energy, an underweighting and stock picking were both negatives, and our exposure to coal hurt during a time of falling natural gas prices. IT was a strong absolute performer for the Fund. However, despite strong double-digit returns, our holdings lagged the index. Semiconductors & Semiconductor Equipment, and Technology Hardware Storage & Peripherals were among the top performing industries for the Fund on an absolute basis.

We continue to be cautiously optimistic about the economy and the U.S. stock market. The strong run-up we have seen over the past year makes us suspect that we will see some profit taking in the future. It is uncertain what may trigger these dips but we will consider pull-backs as buying opportunities. The Fed's process of tapering is now well underway and we believe it could be completed by the end of this calendar year. We continue to see value in industrial stocks, such as airlines, as well as chemical and technology companies. We are currently attracted to stocks that we believe are undervalued based on normalized earnings whose value could be recognized by the market over time. In our view, this strategy may produce favorable risk-adjusted returns as we continue to monitor the correlation among holdings in seeking to achieve a positive risk/reward balance.

Sincerely,

ELI SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	7.3%
Consumer Staples	1.1
Energy	7.3
Financials	28.8
Health Care	11.6
Industrials	20.8
Information Technology	10.4
Materials	8.4
Utilities	1.0
Other	1.2
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	23.57%	13.61%	8.30%	13.00%
Trust Class[3]	08/30/1993	23.36%	13.40%	8.10%	12.91%
Advisor Class[4]	08/16/1996	23.17%	13.22%	7.92%	12.79%
Institutional Class[5]	06/07/2006	23.74%	13.79%	8.44%	13.03%
Class A20	06/21/2010	23.31%	13.39%	8.19%	12.97%
Class C20	06/21/2010	22.37%	12.67%	7.85%	12.88%
Class R3[17]	06/21/2010	22.94%	13.14%	8.07%	12.94%
With Sales Charge
Class A20		16.24%	12.05%	7.55%	12.80%
Class C20		21.44%	12.67%	7.85%	12.88%
Index
Russell 1000® Value Index[1,16]		24.43%	16.62%	8.23%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.87%, 1.07%, 1.22%, 0.72%, 1.12%, 1.87% and 1.44% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71 and 1.37% for Institutional Class and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 17.54% total return for the fiscal year ended August 31, 2014, but lagged its benchmark, the Russell Midcap® Growth Index, which returned 23.67% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The 12-month period proved to be a roller coaster ride, highlighted by weakness in high-expectation growth stocks, amid interest rate hike and valuation concerns. The period also offered unexpected macro twists and turns courtesy of instability in the Ukraine and Iraq, a reemergence of political acrimony and handwringing generated by inarticulate rate and valuation comments from the U.S. Federal Reserve.

In our minds, the case for "stomaching the ride" centered on what we believe are compelling corporate fundamentals and the return of capital investment. What we consider generally strong earnings and reasonable guidance didn't validate the market's rotation away from higher growth and higher-expectation companies, while merger activity, from headline grabbing bidding wars to quiet, small strategic acquisitions, potentially signaled, in our view, that companies appear to finally be ready to shift the focus back towards growth and expanding their franchises through capital reinvestment.

Looking broadly at the Fund's positioning, relative performance was negatively impacted by stock selection across the majority of relevant growth sectors, particularly within Industrials. However, any discussion of industry- or security-level attribution ultimately leads back to the aforementioned sharp rotation away from higher beta stocks, which resulted in meaningful gains being surrendered across key growth segments, most notably within Information Technology and Health Care. Given that the rotation away from higher growth and higher-expectation stocks, and the resulting performance headwind, was, in our opinion, primarily stylistic in nature and not driven by underlying fundamentals or the overall prospects for those segments, we remain constructive on those industry groups and names, despite the shorter-term volatility.

During the reporting period, Illumina was the top contributor to performance, while ARIAD Pharmaceuticals was the leading detractor. Illumina, a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function, continued to consistently deliver strong results and positive guidance as both its science and results have been well received by the market. ARIAD Pharmaceuticals, which is focused on treatment options for patients with late-stage cancer, had a trial suspended by the FDA. The market reacted negatively to this development, and we sold the stock.

We still believe that U.S. equities remain an attractive investment. Our cautious optimism is rooted in our belief that corporate fundamentals should remain constructive throughout the balance of 2014 and into 2015. In addition to our perspective on the bottom-lines of higher qualitative mid cap companies, we also believe that the incremental positives of an accommodative rate environment, minimal inflation, generally reasonable valuations, apparently pent-up corporate and consumer demand and the absence of either extreme investor pessimism or euphoria, if they continue, are indicators that, despite the debatable advanced "age" of this current cycle, this is a market that could continue to demonstrate resiliency and which may still have the potential for upward momentum into the foreseeable future.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.5%
Consumer Staples	2.8
Energy	4.5
Financials	6.3
Health Care	18.4
Industrials	15.6
Information Technology	24.5
Materials	1.9
Telecommunication Services	2.1
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	17.54%	17.52%	11.01%	12.01%
Trust Class[3]	08/30/1993	17.40%	17.44%	10.82%	11.92%
Advisor Class[4]	09/03/1996	17.16%	17.05%	10.52%	11.73%
Institutional Class[5]	04/19/2007	17.74%	17.81%	11.25%	12.08%
Class A20	05/27/2009	17.33%	17.41%	10.95%	12.00%
Class C20	05/27/2009	16.46%	16.52%	10.52%	11.87%
Class R3[17]	05/27/2009	17.02%	17.11%	10.80%	11.96%
Class R6[24]	03/15/2013	17.89%	17.62%	11.06%	12.03%
With Sales Charge
Class A20		10.56%	16.03%	10.30%	11.81%
Class C20		15.46%	16.52%	10.52%	11.87%
Index
Russell Midcap® Growth Index[1,16]		23.67%	19.14%	10.97%	N/A
Russell Midcap® Index[1,16]		25.32%	19.29%	11.07%	13.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.98%, 1.04%, 1.30%, 0.79%, 1.18%, 1.96%, 1.43% and 7.22% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12%, 1.87%, 1.37% and 0.69% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 22.84% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the Russell Midcap® Value Index, which generated a 27.20% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While economic growth remains sluggish, it seems to be accelerating. Many key economic indicators have shown improvement. Most central banks including the U.S. Federal Reserve (Fed) continue to be accommodative. We believe this easy money policy has been the primary driver of stock and bond rallies and will hopefully translate into a self-sustaining recovery. We believe it could also allow corporate earnings to further expand, albeit at a slower rate than past expansions. We believe that continued progress in earnings is essential to stock market gains, particularly given the multi-year expansion in price/earnings (P/E) ratios. The market P/E ratio has recently been trading above long-term averages.

During the reporting period, the Fund's overweight and stock selection in the Consumer Staples sector helped performance. Safeway outperformed on the takeover proposal by Cerbus Capital. Also adding to performance were several companies whose earnings continued to exceed analysts' estimates, including Skyworks, CVS, Spirit AeroSystems, Avis Budget and Cardinal Health. Both Textron and General Dynamics continued to benefit from a strengthening business jet market. Both Avis Budget and Textron were sold.

Stock selection in the cyclically sensitive Producer Durables, Technology and Consumer Discretionary sectors detracted from performance. Elizabeth Arden's licensed perfume business fared poorly and KBR continued to struggle with poorly priced contracts. Negative earnings announcements by several companies including Nuance, Express, Darden and Symantec hurt performance. We viewed the weakness in most of these companies as buying opportunities as we believed the investment cases were still intact despite short-term disappointments. However, we eliminated our positions in Elizabeth Arden and Symantec as the investment cases changed. Holdings in Financial Services and Utilities benefited as interest rates fell.

Despite the multi-year bull market that has boosted equities to above average valuations, we believe that stocks can move even higher. Notwithstanding some signs of a pick-up in inflation, the Fed remains very accommodative and given this backdrop investors may continue to favor equities. While our portfolio of stocks is not nearly as cheap as it was in 2009, we are still identifying companies that, in our opinion, are selling at meaningful discounts to our estimates of intrinsic value1 and generating strong free cash flow. At this time, given increased merger and acquisition deals and activist activity, we anticipate seeing more of our portfolio companies engage in value creating events as we move through 2014. Despite our somewhat bullish position, we are cognizant of the huge amount of liquidity created by the worldwide monetary authorities over the last five plus years and its positive impact on equity markets. At some point (if inflation accelerates), we believe this may need to be reversed, which could put pressure on stocks.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.8%
Consumer Staples	3.0
Energy	8.1
Financial Services	17.3
Health Care	5.2
Materials & Processing	5.3
Producer Durables	16.8
Technology	15.5
Utilities	8.5
Short-Term Investments	4.5
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	22.84%	18.09%	9.51%	10.11%
Trust Class[3]	06/10/1999	22.47%	17.95%	9.39%	10.04%
Institutional Class[5]	03/08/2010	22.99%	18.39%	9.65%	10.21%
Class A20	06/21/2010	22.60%	18.01%	9.47%	10.09%
Class C20	06/21/2010	21.64%	17.28%	9.13%	9.87%
Class R3[17]	06/21/2010	22.23%	17.76%	9.35%	10.01%
With Sales Charge
Class A20		15.57%	16.62%	8.82%	9.66%
Class C20		20.64%	17.28%	9.13%	9.87%
Index
Russell Midcap® Value Index[1,16]		27.20%	19.45%	10.92%	9.96%
Russell Midcap® Index[1,16]		25.32%	19.29%	11.07%	9.31%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.41%, 1.66%, 1.24%, 1.66%, 2.35% and 1.86% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 22.65% total return for the fiscal year ended August 31, 2014 versus the 25.25% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, stocks were supported by strong corporate profits and increased economic activity. Within the S&P 500 Index, all sectors generated positive returns for the period. Health Care, Information Technology and Materials outperformed relative to the overall benchmark. Consumer Discretionary, Consumer Staples, Energy, Financials, Industrials, Telecommunication Services and Utilities lagged the overall benchmark. We believe declining stock correlations over the course of the year contributed to the dispersion in performance across sectors.

Within the portfolio, stock selection in Health Care and Information Technology was the most beneficial to relative performance during the period, whereas stock selection in Consumer Discretionary and Consumer Staples was the largest detractor from relative performance. The Fund ended the fiscal year with an overweight, relative to the benchmark, in the Consumer Discretionary, Health Care, Industrials and Materials sectors. The Fund ended the 12-month period with an underweight, relative to the benchmark, in the Consumer Staples, Energy, Financials, Information Technology, Telecommunication Services (a zero allocation) and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder-friendly policies, high-quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with what we consider attractive risk/return profiles.

We believe the current environment remains attractive for free cash flow-oriented investing as free cash flow yields for equities relative to fixed income yields remain near historic highs. Companies with high free cash flow and prudent management teams can potentially do very well in a moderate growth environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives and selective acquisitions all accrue to the benefit of equity holders. We believe these positive developments are taking place at many of the companies owned by the Fund.

Our style of investing is based on rigorous fundamental research. Our analysis centers on a company's business model and its ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.2%
Consumer Staples	5.6
Energy	10.0
Financials	15.8
Health Care	16.0
Industrials	20.4
Information Technology	10.0
Materials	6.2
Utilities	1.7
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2014
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[18]	12/21/2009	22.65%	17.66%	8.64%
Class A18	12/21/2009	22.17%	17.26%	8.40%
Class C18	12/21/2009	21.30%	16.43%	7.91%
With Sales Charge
Class A18		15.17%	15.88%	7.59%
Class C18		20.30%	16.43%	7.91%
Index
S&P 500® Index[1,16]		25.25%	16.88%	7.28%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.86%, 1.18% and 2.06% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 22.36% total return for the fiscal year ended August 31, 2014, underperforming its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a 24.01% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market rallied sharply during the 12-month period. While the market experienced several periods of weakness, these proved to be only temporary setbacks as the S&P 500® Index reached numerous all-time highs, and ended the period with a 25.25% return. Supporting the market were overall solid corporate profits and generally strong investor demand. As was the case for the overall stock market, real estate investment trusts (REITs) posted strong results during the reporting period.

While it produced a strong absolute return, the Fund's underperformance versus the benchmark was due to sector positioning. The portfolio's small cash balance detracted from results given the REIT market's strong returns and the low yields available from cash instruments. On the upside, an underweight to the Health Care sector contributed to results.

Stock selection, overall, was a modest positive for performance. Contributing the most to results was stock selection in the Infrastructure REITs and Free Standing sectors. Within the Infrastructure sector, American Tower Corp. was a standout performer. The company is the leading owner and operator of wireless and broadcast communication sites. From an individual holding perspective, our position in Simon Property Group, a leading commercial real estate company with both regional malls and discount outlet centers, was rewarded.

From a selection perspective, the sectors that detracted the most from the Fund's relative performance were Lodging/Resorts and Health Care. Several individual holdings were also negative for results, including Rayonier, Inc. and Digital Realty Trust. After several years of strong results, investors were disappointed as timber REIT Rayonier expected to see lower prices from its specialty pulp business in 2014 and we sold the position. Digital Realty Trust is the world's largest data center company. It performed poorly in 2013 given investor concerns regarding oversupply in the data center industry, as well as management missteps that led to the departure of its CEO. Against this backdrop, we eliminated the position in January.

Looking ahead, it is our view that a number of factors could be supportive for REITs as the year progresses. REIT cash flow and dividend growth have steadily strengthened and, given our expectations for continued economic growth in the U.S., REIT occupancy and rental rates could improve further. While investor demand for REITs has been robust, overall supply remains near a multi-decade low. Furthermore, we anticipate an increase in merger and acquisition activity from well-positioned REITs given their access to capital. REIT prices have benefited from the surprising decline in U.S. Treasury yields thus far in 2014. We believe a reversal in rates could negatively impact investor sentiment at first. However, we believe the headwind that would be associated with rising rates could potentially be more than offset by further improving REIT fundamentals.

Sincerely,

STEVE S. SHIGEKAWA AND BRIAN JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments)
Apartments	11.8%
Diversified	7.2
Free Standing	1.3
Health Care	8.7
Homebuilders	1.3
Industrial	5.3
Infrastructure	9.3
Lodging/Resorts	7.2
Mortgage Home Financing	12.6
Office	4.4
Real Estate Operating Companies	14.2
Regional Malls	3.6
Self Storage	7.3
Shopping Centers	4.1
Timber	1.5
Short-Term Investments	0.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7,22

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	22.36%	17.73%	10.26%	12.29%
Institutional Class[6]	06/04/2008	22.63%	17.92%	10.40%	12.40%
Class A15	06/21/2010	22.17%	17.55%	10.18%	12.22%
Class C15	06/21/2010	21.24%	16.81%	9.83%	11.94%
Class R3[15]	06/21/2010	21.89%	17.31%	10.07%	12.13%
Class R6[25]	03/15/2013	22.72%	17.84%	10.31%	12.33%
With Sales Charge
Class A15		15.15%	16.16%	9.53%	11.69%
Class C15		20.24%	16.81%	9.83%	11.94%
Index
FTSE NAREIT All Equity REITs Index[1,16]		24.01%	18.98%	9.16%	10.88%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.43%, 1.07%, 1.47%, 2.24%, 1.70% and 1.11% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 13.58% total return for the fiscal year ended August 31, 2014, but lagged its benchmark, the Russell 2000® Growth Index, which returned 17.30% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The 12-month period proved to be a roller coaster ride, highlighted by weakness in high-expectation growth stocks, amid interest rate hike and valuation concerns. The period also offered unexpected macro twists and turns courtesy of instability in the Ukraine and Iraq, a reemergence of political acrimony and handwringing generated by inarticulate rate and valuation comments from the U.S. Federal Reserve.

In our minds, the case for "stomaching the ride" centered on what we believe are compelling corporate fundamentals and the return of capital investment. What we consider generally strong earnings and reasonable guidance didn't validate the market's rotation away from higher growth and higher-expectation companies, while merger activity, from headline grabbing bidding wars to quiet, small strategic acquisitions, potentially signaled, in our view, that companies appear to finally be ready to shift the focus back towards growth and expanding their franchises through capital reinvestment.

Relative performance was primarily impacted by our allocation and stock selection decisions within Information Technology (IT). The aforementioned sharp rotation away from higher beta stocks resulted in meaningful gains being surrendered across key growth segments of IT, as well as within Health Care. Given that the rotation away from higher growth and higher-expectation stocks, and the resulting performance headwind, was, in our opinion, primarily stylistic in nature and not driven by underlying fundamentals or the overall prospects for those segments, we remain constructive on those industry groups and names, despite the shorter-term volatility.

During the reporting period, Gentherm was the top contributor to performance, while Horizon Pharma was the leading detractor. Gentherm, a developer and manufacturer of automotive thermal management technologies, benefitted from new product introductions and a robust global automotive market. Horizon Pharma, which is focused on the treatment of arthritis, pain and inflammatory diseases, had two drugs removed from the formularies, or reimbursable lists, of the two largest pharmacy benefit managers. The market reacted negatively to this development. We have exited the position.

We still believe that U.S. equities remain an attractive investment. Our cautious optimism is rooted in our belief that corporate fundamentals should remain constructive throughout the balance of 2014 and into 2015. In addition to our perspective on the bottom-lines of higher qualitative small cap companies, we also believe the incremental positives of an accommodative rate environment, minimal inflation, generally reasonable valuations, apparently pent-up corporate and consumer demand and the absence of either extreme investor pessimism or euphoria, if they continue, are indicators that, despite the debatable advanced "age" of this current cycle, this is a market that could continue to demonstrate resiliency and may still have the potential for upward momentum into the foreseeable future.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.9%
Consumer Staples	4.9
Energy	7.2
Financials	4.7
Health Care	23.3
Industrials	12.8
Information Technology	24.5
Materials	5.0
Short-Term Investments	0.7
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	13.58%	15.85%	9.87%	8.76%
Trust Class[3]	11/03/1998	13.35%	15.55%	9.69%	8.62%
Advisor Class[4]	05/03/2002	13.27%	15.36%	9.50%	8.54%
Institutional Class[5]	04/01/2008	13.91%	16.11%	10.06%	8.88%
Class A20	05/27/2009	13.51%	15.70%	9.80%	8.72%
Class C20	05/27/2009	12.64%	14.82%	9.36%	8.45%
Class R3[17]	05/27/2009	13.24%	15.40%	9.65%	8.63%
With Sales Charge
Class A20		6.97%	14.34%	9.15%	8.32%
Class C20		11.64%	14.82%	9.36%	8.45%
Index
Russell 2000® Growth Index[1,16]		17.30%	18.29%	10.22%	7.85%
Russell 2000® Index[1,16]		17.68%	17.03%	9.36%	9.30%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.64%, 1.84%, 1.93%, 1.41%, 1.83%, 2.56% and 2.15% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.30%, 1.40%, 1.60%, 0.90%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary (Unaudited)

Neuberger Berman Socially Responsive Fund Investor Class generated a 21.54% total return for the fiscal year ended August 31, 2014 but trailed the 25.25% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

The absolute performance of our portfolio companies was solid for this reporting period, but our holdings faced a relative headwind for much of the period. With economic momentum building and the U.S. Federal Reserve's (Fed) tapering program underway, consensus (and this team's) opinion was that interest rates would begin trending higher. Instead, they have fallen year to date. As a result, higher-yielding sectors such as Utilities, REITs, and pipelines have outperformed. So far into 2014, our underrepresentation in these industry groups has been a headwind to relative performance.

With the general strength in equities and ample stock specific volatility, we took advantage of many opportunities to purchase the shares of high-quality companies at attractive valuations while realizing gains on many longer-term holdings as they became more fully valued. We also benefited from the surge in M&A activity as two of our companies are in the process of being acquired and as our holding M&A advisor Lazard enjoyed improved earnings prospects.

The portfolio outperformed the benchmark in Consumer Discretionary and Telecommunication Services. Newell Rubbermaid, Texas Instruments and Covidien (sold after Medtronic offered a significant premium) made the largest individual contributions. Other recent sales of stocks with recent appreciation included Lazard and Scripps. We lagged in Information Technology (absence of Apple and underperformance by Altera, which was sold) and Consumer Staples. BG Group, another relative disappointment, was sold early in 2014.

Several recent purchases include NOW, a new distribution company formed from the consolidation of three large incumbents that serve energy related businesses. With what we consider an immaculate balance sheet, we believe NOW should benefit both from its strong position in a fragmented industry and from sustained spending to support the energy renaissance in North America.

We also purchased our first Utilities stock since the financial crisis. Northeast Utilities, New England's largest utility system, is a transmission and distribution company with a 3.3% dividend yield, a strong balance sheet, and planned investments to address the aging transmission and distribution infrastructure in the U.S. From an environmental perspective, the New England electrical grid managed by Northeast Utilities is already among the least carbon intensive in the country. Furthermore, prospective growth in the company's electric and gas transmission networks could promote more renewable power within the company's service territory.

Looking ahead, we see what we believe is economic momentum in the U.S., with signs of real strength in discrete segments—railroad volumes, skilled labor, consumer sentiment, housing, and auto sales, which in August touched the pre-crisis high. Balancing that, we believe sources of uncertainty include ongoing weakness in the European economy, which could be exacerbated by Russian/Ukrainian tensions, and potential market distortions from a divergence in central bank policy—with the Fed leaning toward tighter policy, but the European Central Bank and Bank of Japan still easing.

While we are always cognizant of external factors, our strategy remains unchanged—to focus on business fundamentals and to be an opportunistic buyer and seller around valuations. We feel constructive about our companies' businesses and look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI AND INGRID S. DYOTT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.6%
Consumer Staples	10.9
Energy	6.9
Financials	15.0
Health Care	10.6
Industrials	18.9
Information Technology	15.5
Materials	4.7
Telecommunication Services	1.5
Utilities	1.0
Short-Term Investments	2.4
Total	100.0%
PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	21.54%	16.57%	8.97%	9.42%
Trust Class[3]	03/03/1997	21.32%	16.37%	8.78%	9.24%
Institutional Class[5]	11/28/2007	21.76%	16.77%	9.10%	9.48%
Class A20	05/27/2009	21.28%	16.35%	8.86%	9.37%
Class C20	05/27/2009	20.42%	15.47%	8.43%	9.16%
Class R3[17]	05/27/2009	21.02%	16.08%	8.72%	9.30%
Class R6[24]	03/15/2013	21.88%	16.65%	9.01%	9.44%
With Sales Charge
Class A20		14.28%	14.97%	8.22%	9.05%
Class C20		19.42%	15.47%	8.43%	9.16%
Index
S&P 500® Index[1,16]		25.25%	16.88%	8.38%	9.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.87%, 1.05%, 0.69%, 1.10%, 1.86%, 1.30% and 0.62% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Value Fund Commentary (Unaudited)

Neuberger Berman Value Fund Institutional Class produced a 22.98% total return for the fiscal year ended August 31, 2014, but underperformed its benchmark, the Russell 1000® Value Index, which generated a 24.43% total return. (Performance for all share classes is provided in the table immediately following this letter.)

The stock market continued to rally over the past fiscal year, driven, in our view, by the ongoing economic recovery, improving demand from businesses for material and labor, relatively strong consumer confidence, and ongoing easy monetary policy from the U.S. Federal Reserve (Fed). The Fed began to taper its bond buying program last December. Despite this slowdown, a high level of liquidity remained in the market and interest rates were historically low. Valuations continued to be attractive overall, which we think helped lead to the strong performance of the market over the 12-month period.

The top-performing sectors for the Russell 1000 Value Index during the reporting period were Information Technology (IT) and Materials. Telecommunication Services and Consumer Staples lagged other index sectors but still produced strong double-digit returns. The improving economic picture as well as high levels of liquidity provided an excellent backdrop for every sector in the index.

The strongest performing sectors for the Fund on a relative basis were Industrials and Materials. Within Industrials, the Fund's performance was driven by airline stocks, which delivered excellent results over the past year. Airlines, in general, and particularly those we held in the portfolio, have been able to increase revenues while controlling costs and have benefited from favorable industry trends. Within Materials, we were overweighted versus the benchmark in chemical companies, which were strong performers overall, and the stocks we chose in this area outperformed those in the index. The companies benefited from high demand for existing capacity, along with stable to lower commodity input costs.

Energy and IT were the weakest performing sectors in terms of relative performance. However, both sectors delivered positive returns on an absolute basis. Within Energy, an underweighting and stock picking were both negatives, and our exposure to coal hurt during a time of falling natural gas prices. IT was a strong absolute performer for the Fund. However, despite strong double-digit returns, our holdings lagged the index. Semiconductors & Semiconductor Equipment, and Technology Hardware Storage & Peripherals were among the top performing industries for the Fund on an absolute basis.

We continue to be cautiously optimistic about the economy and the U.S. stock market. The strong run-up we have seen over the past year makes us suspect that we will see some profit taking in the future. It is uncertain what may trigger these dips but we will consider pull-backs as buying opportunities. The Fed's process of tapering is now well underway and we believe it could be completed by the end of this calendar year. We continue to see value in industrial stocks, such as airlines, as well as chemical and technology companies. We are currently attracted to stocks that we believe are undervalued based on normalized earnings whose value could be recognized by the market over time. In our view, this strategy may produce favorable risk-adjusted returns as we continue to monitor the correlation among holdings in seeking to achieve a positive risk/reward balance.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	7.1%
Consumer Staples	1.1
Energy	6.8
Financials	27.9
Health Care	11.1
Industrials	20.1
Information Technology	10.1
Materials	8.1
Utilities	0.9
Other	1.2
Short-Term Investments	5.6
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2014
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[21]	04/19/2010	22.98%	15.55%	8.63%
Class A21	03/02/2011	22.43%	15.23%	8.44%
Class C21	03/02/2011	21.56%	14.64%	8.09%
With Sales Charge
Class A21		15.39%	13.87%	7.63%
Class C21		20.56%	14.64%	8.09%
Index
Russell 1000® Value Index[1,16]		24.43%	16.62%	6.03%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 5.95%, 6.83% and 7.33% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.77%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT21

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 69 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund was relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in

Endnotes (cont'd)

class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

13  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

14  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not

Endnotes (cont'd)

been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

19  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

Endnotes (cont'd)

25  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

26  On December 16, 2013, the Fund began comparing its performance to the MSCI All Country World Index rather than the MSCI World Index because the MSCI All Country World Index is a fairer representation of the Fund's investment universe.

27  Prior to September 2, 2014, Neuberger Berman All Cap Core Fund was known as Neuberger Berman Select Equities Fund.

28  Prior to June 2, 2014, Neuberger Berman International Select Fund was known as Neuberger Berman International Large Cap Fund.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index. The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

FTSE NAREIT All Equity REITs Index:

The index is a free float-adjusted market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

MSCI World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

MSCI China Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities accessible to non-domestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. The index does not include China A-shares or securities of US and Singapore-listed overseas companies. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in Renminbi, with limited accessibility to foreign investors.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2014 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 8/31/14 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During the Period(1) 3/1/14 - 8/31/14	Expense Ratio	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During the Period(1) 3/1/14 - 8/31/14	Expense Ratio
All Cap Core Fund(3)
Institutional Class	$1,000.00	$1,070.30	$3.91	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,067.40	$6.25	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$1,064.00	$10.14	1.95%	$1,000.00	$1,015.38	$9.91	1.95%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,111.90	$6.65	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$1,111.10	$7.98	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$1,107.10	$11.95	2.25%	$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$1,107.80	$10.15	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$1,112.40	$6.28	1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,079.20	$3.56	.68%	$1,000.00	$1,021.78	$3.47	.68%
Class A	$1,000.00	$1,077.50	$5.50	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,073.20	$9.35	1.79%	$1,000.00	$1,016.18	$9.10	1.79%
Class R3	$1,000.00	$1,075.40	$6.85	1.31%	$1,000.00	$1,018.60	$6.67	1.31%
Focus Fund
Investor Class	$1,000.00	$1,060.60	$4.73	.91%	$1,000.00	$1,020.62	$4.63	.91%
Trust Class	$1,000.00	$1,059.50	$5.76	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Advisor Class	$1,000.00	$1,058.50	$6.59	1.27%	$1,000.00	$1,018.80	$6.46	1.27%
Institutional Class	$1,000.00	$1,061.60	$3.90	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,060.00	$5.76	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,055.70	$9.64	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,001.00	$5.09	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$1,000.50	$5.55	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$999.10	$6.90	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Institutional Class	$1,000.00	$1,001.80	$4.29	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class R6	$1,000.00	$1,002.10	$3.94	.78%	$1,000.00	$1,021.27	$3.97	.78%
Global Equity Fund
Institutional Class	$1,000.00	$1,043.70	$5.92	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class A	$1,000.00	$1,041.10	$7.77	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class C	$1,000.00	$1,038.10	$11.61	2.26%	$1,000.00	$1,013.81	$11.47	2.26%
Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$980.80	$6.24	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$977.90	$8.03	1.61%	$1,000.00	$1,017.09	$8.19	1.61%
Class C	$1,000.00	$975.70	$11.75	2.36%	$1,000.00	$1,013.31	$11.98	2.36%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,131.00	$8.11	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class A	$1,000.00	$1,130.40	$9.99	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class C	$1,000.00	$1,125.40	$14.04	2.62%	$1,000.00	$1,012.00	$13.29	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,061.30	$4.57	.88%	$1,000.00	$1,020.77	$4.48	.88%
Trust Class	$1,000.00	$1,060.00	$5.50	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Advisor Class	$1,000.00	$1,058.50	$7.00	1.35%	$1,000.00	$1,018.40	$6.87	1.35%
Institutional Class	$1,000.00	$1,061.70	$3.69	.71%	$1,000.00	$1,021.63	$3.62	.71%
Class A	$1,000.00	$1,060.50	$5.61	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,055.90	$9.64	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,058.50	$7.06	1.36%	$1,000.00	$1,018.35	$6.92	1.36%

Expense Information as of 8/31/14 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During the Period(1) 3/1/14 - 8/31/14	Expense Ratio	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During the Period(1) 3/1/14 - 8/31/14	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$999.50	$5.34	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Trust Class	$1,000.00	$999.10	$5.74	1.14%	$1,000.00	$1,019.46	$5.80	1.14%
Institutional Class	$1,000.00	$1,000.90	$4.29	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$998.70	$6.10	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$994.70	$9.85	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R6	$1,000.00	$1,000.90	$3.98	.79%	$1,000.00	$1,021.22	$4.02	.79%
International Select Fund(2)
Trust Class	$1,000.00	$992.00	$6.28	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$993.80	$4.52	.90%	$1,000.00	$1,020.67	$4.58	.90%
Class A	$1,000.00	$992.90	$6.23	1.24%	$1,000.00	$1,018.95	$6.31	1.24%
Class C	$1,000.00	$988.30	$10.02	2.00%	$1,000.00	$1,015.12	$10.16	2.00%
Class R3	$1,000.00	$991.00	$7.58	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,017.70	$5.09	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$1,015.80	$6.91	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$1,012.00	$10.70	2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,051.80	$5.64	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Institutional Class	$1,000.00	$1,054.10	$3.88	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,053.10	$5.74	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,048.30	$9.60	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,050.80	$7.03	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Large Cap Value Fund
Investor Class	$1,000.00	$1,075.10	$4.45	.85%	$1,000.00	$1,020.92	$4.33	.85%
Trust Class	$1,000.00	$1,074.00	$5.49	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Advisor Class	$1,000.00	$1,073.10	$6.22	1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class	$1,000.00	$1,075.70	$3.66	.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$1,073.90	$5.59	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,070.00	$9.70	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,072.30	$7.10	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,000.00	$4.69	.93%	$1,000.00	$1,020.52	$4.74	.93%
Trust Class	$1,000.00	$999.60	$5.04	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Advisor Class	$1,000.00	$998.30	$6.35	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Institutional Class	$1,000.00	$1,000.70	$3.78	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$999.10	$5.59	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$995.30	$9.35	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$997.50	$6.85	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class R6	$1,000.00	$1,001.30	$3.43	.68%	$1,000.00	$1,021.78	$3.47	.68%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,081.70	$5.19	.99%	$1,000.00	$1,020.21	$5.04	.99%
Trust Class	$1,000.00	$1,079.50	$6.55	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$1,082.10	$4.46	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$1,080.60	$6.35	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,076.40	$10.26	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$1,078.90	$7.65	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,064.10	$3.80	.73%	$1,000.00	$1,021.53	$3.72	.73%
Class A	$1,000.00	$1,061.90	$5.72	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$1,057.90	$9.60	1.85%	$1,000.00	$1,015.88	$9.40	1.85%

Expense Information as of 8/31/14 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During the Period(1) 3/1/14 - 8/31/14	Expense Ratio	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During the Period(1) 3/1/14 - 8/31/14	Expense Ratio
Real Estate Fund
Trust Class	$1,000.00	$1,106.00	$5.52	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$1,106.70	$4.51	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$1,104.30	$6.42	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,100.20	$10.38	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$1,103.90	$7.74	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$1,107.10	$4.14	.78%	$1,000.00	$1,021.27	$3.97	.78%
Small Cap Growth Fund
Investor Class	$1,000.00	$922.40	$5.86	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Trust Class	$1,000.00	$921.60	$6.78	1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Advisor Class	$1,000.00	$921.20	$7.31	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Institutional Class	$1,000.00	$923.60	$4.36	.90%	$1,000.00	$1,020.67	$4.58	.90%
Class A	$1,000.00	$922.00	$6.10	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$918.50	$9.72	2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$920.90	$7.31	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,056.00	$4.46	.86%	$1,000.00	$1,020.87	$4.38	.86%
Trust Class	$1,000.00	$1,054.80	$5.33	1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Institutional Class	$1,000.00	$1,056.80	$3.53	.68%	$1,000.00	$1,021.78	$3.47	.68%
Class A	$1,000.00	$1,054.80	$5.44	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,051.30	$9.31	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Class R3	$1,000.00	$1,053.90	$6.68	1.29%	$1,000.00	$1,018.70	$6.56	1.29%
Class R6	$1,000.00	$1,057.70	$3.11	.60%	$1,000.00	$1,022.18	$3.06	.60%
Value Fund
Institutional Class	$1,000.00	$1,070.70	$3.65	.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$1,067.70	$5.68	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,064.50	$9.68	1.86%	$1,000.00	$1,015.83	$9.45	1.86%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Effective June 2, 2014. Formerly, International Large Cap Fund through June 1, 2014.

(3)  Effective September 2, 2014. Formerly, Select Equities Fund through September 1, 2014.

(4)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments All Cap Core Fundb

TOP TEN EQUITY HOLDINGS

1	American Tower Corp.	6.7%
2	Invesco Ltd.	5.4%
3	Calpine Corp.	5.3%
4	Intuit, Inc.	5.1%
5	Nielsen NV	5.0%
6	Cooper Cos., Inc.	4.2%
7	BlackRock, Inc.	4.2%
8	IHS, Inc. Class A	4.1%
9	Delphi Automotive PLC	4.0%
10	Enbridge Energy Management LLC	4.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (89.7%)
Aerospace & Defense (3.4%)
Boeing Co.	26,703	$3,386
Auto Components (6.8%)
BorgWarner, Inc.	44,906	2,793
Delphi Automotive PLC	58,505	4,071
		6,864
Automobiles (2.7%)
General Motors Co.	79,445	2,765
Capital Markets (9.7%)
BlackRock, Inc.	12,797	4,230
Invesco Ltd.	134,024	5,473
		9,703
Health Care Equipment & Supplies (4.2%)
Cooper Cos., Inc.	26,095	4,254
Independent Power and Renewable Electricity Producers (5.3%)
Calpine Corp.*	222,814	5,296
Internet & Catalog Retail (3.6%)
Amazon.com, Inc.*	10,815	3,667
Internet Software & Services (3.1%)
eBay, Inc.*	55,461	3,078
IT Services (3.5%)
Visa, Inc. Class A	16,442	3,494
Media (4.2%)
Tribune Media Co. Class A*	52,224	3,985
Tribune Publishing Co.*	13,056	250
		4,235
Oil, Gas & Consumable Fuels (13.4%)
Antero Resources Corp.*	49,421	2,859
Enbridge Energy Management LLC*	112,381	4,026
Pioneer Natural Resources Co.	14,641	3,055
Range Resources Corp.	45,312	3,561
		13,501
	Number of Shares	Value† (000's)[z]
Professional Services (12.8%)
IHS, Inc. Class A*	29,241	$4,166
Nielsen NV	106,414	5,000
Verisk Analytics, Inc. Class A*	57,527	3,693
		12,859
Real Estate Investment Trusts (6.7%)
American Tower Corp.	68,158	6,721
Road & Rail (2.3%)
Kansas City Southern	20,217	2,332
Software (5.1%)
Intuit, Inc.	61,088	5,081
Trading Companies & Distributors (2.9%)
United Rentals, Inc.*	25,101	2,953
Total Common Stocks (Cost $73,269)		90,189
Short-Term Investments (10.3%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $10,350)	10,350,409	10,350
Total Investments## (100.0%) (Cost $83,619)		100,539
Liabilities, less cash, receivables and other assets [(0.0%)]		(6)
Total Net Assets (100.0%)		$100,533

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	3.2%
2	Tencent Holdings Ltd.	China	Internet Software & Services	2.6%
3	Hyundai Motor Co.	Korea	Automobiles	2.3%
4	Coway Co. Ltd.	Korea	Household Durables	1.9%
5	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan, Province of China	Semiconductors & Semiconductor Equipment	1.9%
6	China Everbright International Ltd.	China	Commercial Services & Supplies	1.7%
7	Haier Electronics Group Co. Ltd.	China	Household Durables	1.7%
8	Vale SA ADR, Preference Shares	Brazil	Metals & Mining	1.6%
9	Industries Qatar QSC	Qatar	Industrial Conglomerates	1.6%
10	AMBEV SA ADR	Brazil	Beverages	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.0%)
Brazil (10.7%)
AMBEV SA ADR	1,307,800	$9,534
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	558,600	3,855
BB Seguridade Participacoes SA	492,800	7,868
BM&FBOVESPA SA	1,391,900	8,394
BR Malls Participacoes SA	679,100	7,060
Brasil Insurance Participacoes E Administracao SA	579,500	2,068
CCR SA	72,700	670
Cielo SA	166,100	3,114
Itau Unibanco Holding SA, Preference Shares	279,300	5,036
Qualicorp SA*	460,100	5,755
Totvs SA	198,525	3,624
Vale SA ADR, Preference Shares	869,225	10,126
		67,104
Chile (0.4%)
SACI Falabella	317,490	2,392
China (21.8%)
AAC Technologies Holdings, Inc.	814,800	5,309
Agricultural Bank of China Ltd., H Shares	19,254,600	8,919
Baidu, Inc. ADR*	27,300	5,856
Bolina Holding Co. Ltd.	6,096,700	2,368
Changyou.com Ltd. ADR*	175,800	4,230
	Number of Shares	Value† (000's)[z]
China Child Care Corp. Ltd.	7,623,300	$2,076
China Everbright International Ltd.	7,912,200	10,842
China Lesso Group Holdings Ltd.	1,071,600	614
China Medical System Holdings Ltd.	3,878,200	5,615
China Mengniu Dairy Co. Ltd.	1,485,140	6,880
China State Construction International Holdings Ltd.	3,256,400	5,252
China Vanke Co. Ltd., H Shares*	4,339,023	8,129
CNOOC Ltd.	4,576,000	9,187
Haier Electronics Group Co. Ltd.	3,653,800	10,490
Industrial & Commercial Bank of China Ltd., H Shares	12,946,900	8,587
New Oriental Education & Technology Group, Inc. ADR	195,900	4,468
PICC Property & Casualty Co. Ltd., H Shares	2,999,200	4,969
Sinopec Engineering Group Co. Ltd., H Shares	4,872,800	5,533
Sunny Optical Technology Group Co. Ltd.	6,007,400	8,139
Tencent Holdings Ltd.	985,100	16,079
Zhuzhou CSR Times Electric Co. Ltd., H Shares	914,900	3,164
		136,706
	Number of Shares	Value† (000's)[z]
Czech Republic (0.8%)
Komercni Banka A/S	21,400	$4,968
India (11.1%)
Bank of Baroda	413,200	5,960
Cummins India Ltd.	653,645	7,499
Dabur India Ltd.	1,531,554	5,848
Glenmark Pharmaceuticals Ltd.	400,370	4,735
ITC Ltd.	657,505	3,858
Jubilant Foodworks Ltd.*	190,266	4,040
Larsen & Toubro Ltd.	263,427	6,671
Mahindra & Mahindra Ltd.	263,215	6,114
Power Grid Corp. of India Ltd.	2,873,079	6,111
Prestige Estates Projects Ltd.*	1,083,500	3,993
Reliance Industries Ltd.	177,515	2,932
Tata Global Beverages Ltd.	1,835,105	4,576
Yes Bank Ltd.	730,153	6,878
		69,215
Indonesia (3.6%)
PT AKR Corporindo Tbk	13,043,600	5,854
PT Gudang Garam Tbk	978,900	4,519
PT Matahari Department Store Tbk	3,725,700	5,184
PT Semen Indonesia (Persero) Tbk	4,628,800	6,420
PT Wijaya Karya (Persero) Tbk	3,454,700	848
		22,825

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Korea (10.9%)
Coway Co. Ltd.	142,820	$11,987
Hankook Tire Co. Ltd.	16,090	835
Hyundai Motor Co.	63,375	14,563
Lock & Lock Co. Ltd.	49,949	593
NCSoft Corp.	42,985	6,147
Samsung Electronics Co. Ltd.	16,398	19,957
Samsung Engineering Co. Ltd.*	101,158	6,375
SFA Engineering Corp.	111,837	4,853
Sung Kwang Bend Co. Ltd.	183,762	3,181
		68,491
Luxembourg (0.5%)
Tenaris SA ADR	68,400	3,030
Malaysia (2.8%)
Axiata Group Berhad	3,524,700	7,749
Malayan Banking Berhad	1,585,000	5,079
Top Glove Corp. Berhad	2,881,500	4,379
		17,207
Mexico (5.4%)
Arca Continental SAB de CV	809,700	5,944
Corp. Inmobiliaria Vesta SAB de CV	2,355,500	5,121
Fibra Uno Administracion SA de CV	1,584,300	5,708
Grupo Financiero Banorte SAB de CV, O Shares	953,800	6,724
Grupo Mexico SAB de CV Series B	1,320,600	4,812
Kimberly-Clark de Mexico SAB de CV Class A	2,010,400	5,398
		33,707
Nigeria (0.5%)
Afren PLC*	1,979,330	3,204
Peru (1.3%)
Credicorp Ltd.	54,100	8,389
Philippines (2.8%)
Ayala Corp.	336,250	5,402
International Container Terminal Services, Inc.	2,255,880	5,841
	Number of Shares	Value† (000's)[z]
RFM Corp.	16,007,300	$1,799
SM Investments Corp.	240,290	4,255
		17,297
Qatar (1.6%)
Industries Qatar	182,133	9,703 QSC
Russia (4.0%)
Eurasia Drilling Co. Ltd. GDR	116,300	3,359
Magnit OJSC^^	33,400	8,212
QIWI PLC ADR	115,400	4,303
Sberbank of Russia^^	2,435,835	4,818
Yandex NV Class A*	146,800	4,173
		24,865
Singapore (1.0%)
Asian Pay Television Trust	8,714,702	6,244
South Africa (5.7%)
Alexander Forbes Group Holdings Ltd.*	4,695,100	3,997
Alexander Forbes Ltd., Preference Shares*	2,088,100	1,938
Bidvest Group Ltd.	229,113	6,043
Life Healthcare Group Holdings Ltd.	1,729,045	7,259
MTN Group Ltd.	305,689	6,908
Sasol Ltd.	78,900	4,574
Shoprite Holdings Ltd.	357,960	4,948
		35,667
Taiwan, Province of China (5.5%)
China Steel Chemical Corp.	579,400	3,644
eMemory Technology, Inc.	471,000	4,491
Hermes Microvision, Inc.	140,440	6,038
MediaTek, Inc.	518,100	8,658
Taiwan Semiconductor Manufacturing Co. Ltd.	2,848,739	11,818
		34,649
Thailand (1.5%)
Bangkok Dusit Medical Services PCL^^	6,922,800	4,226
CP ALL PCL ^^	3,348,600	4,980
		9,206
	Number of Shares	Value† (000's)[z]
Turkey (1.9%)
Arcelik A/S	732,840	$4,391
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	4,015,065	5,052
Turkiye Garanti Bankasi A/S	686,365	2,690
		12,133
United Arab Emirates (1.0%)
Dragon Oil PLC	629,325	6,269
United Kingdom (2.2%)
Hikma Pharmaceuticals PLC	207,490	5,949
SABMiller PLC	142,395	7,794
		13,743
Total Common Stocks (Cost $538,663)		607,014
Short-Term Investments (2.5%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $15,786)	15,786,492	15,786
Total Investments## (99.5%) (Cost $554,449)		622,800
Cash, receivables and other assets, less liabilities (0.5%)		3,416
Total Net Assets (100.0%)		$626,216

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$71,903	11.5%
Semiconductors & Semiconductor Equipment	50,962	8.1%
Household Durables	26,868	4.3%
Oil, Gas & Consumable Fuels	26,166	4.2%
Internet Software & Services	26,108	4.2%
Construction & Engineering	24,679	4.0%
Real Estate Management & Development	24,303	3.9%
Beverages	23,272	3.7%
Automobiles	20,677	3.3%
Industrial Conglomerates	20,001	3.2%
Diversified Financial Services	19,731	3.2%
Electronic Equipment, Instruments & Components	18,301	2.9%
Food & Staples Retailing	18,140	2.9%
Health Care Providers & Services	17,240	2.8%
Pharmaceuticals	16,299	2.6%
Metals & Mining	14,938	2.4%
Insurance	14,905	2.4%
Wireless Telecommunication Services	14,657	2.3%
Software	14,001	2.2%
Food Products	13,255	2.1%
Commercial Services & Supplies	10,842	1.7%
Real Estate Investment Trusts	10,760	1.7%
Tobacco	8,377	1.3%
Personal Products	7,924	1.3%
Multiline Retail	7,576	1.2%
Machinery	7,499	1.2%
IT Services	7,417	1.2%
Transportation Infrastructure	6,511	1.0%
Construction Materials	6,420	1.0%
Energy Equipment & Services	6,389	1.0%
Media	6,244	1.0%
Building Products	6,163	1.0%
Electric Utilities	6,111	1.0%
Trading Companies & Distributors	5,854	0.9%
Household Products	5,398	0.9%
Diversified Consumer Services	4,468	0.7%
Health Care Equipment & Supplies	4,379	0.7%
Hotels, Restaurants & Leisure	4,040	0.7%
Chemicals	3,644	0.6%
Electrical Equipment	3,164	0.5%
Auto Components	835	0.1%
Containers & Packaging	593	0.1%
Short-Term Investments and Other Assets—Net	19,202	3.0%
	$626,216	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund

TOP TEN EQUITY HOLDINGS

1	NextEra Energy, Inc.	2.6%
2	Prologis, Inc.	2.6%
3	Wells Fargo & Co.	2.5%
4	Novartis AG ADR	2.3%
5	Equity Residential	2.3%
6	Singapore Telecommunications Ltd.	2.3%
7	Ventas, Inc.	2.3%
8	Dominion Resources, Inc.	2.2%
9	Johnson & Johnson	2.2%
10	Microsoft Corp.	2.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.5%)
Aerospace & Defense (2.7%)
General Dynamics Corp.@	325,000	$40,057
Honeywell International, Inc.	275,000	26,188
		66,245
Banks (7.8%)
JPMorgan Chase & Co.@	800,000	47,560
M&T Bank Corp.	314,000	38,820
PNC Financial Services Group, Inc.	545,000	46,189
Wells Fargo & Co.	1,200,000	61,728
		194,297
Capital Markets (3.7%)
BlackRock, Inc.	52,000	17,187
Blackstone Group LP	817,000	27,394
FS Investment Corp.	905,681	9,510
KKR & Co. LP	1,610,000	37,819
		91,910
Chemicals (1.7%)
E.I. du Pont de Nemours & Co.	634,000	41,914
Diversified Financial Services (1.6%)
CME Group, Inc.	514,000	39,347
Diversified Telecommunication Services (2.3%)
Singapore Telecommunications Ltd.	18,500,000	57,616
Electric Utilities (4.1%)
Great Plains Energy, Inc.	470,000	12,065
NextEra Energy, Inc.	660,000	64,977
OGE Energy Corp.	651,000	24,425
		101,467
Food & Staples Retailing (0.5%)
Wesfarmers Ltd.	317,000	12,822
	Number of Shares	Value† (000's)[z]
Gas Utilities (0.5%)
Infraestructura Energetica Nova SAB de CV	2,151,900	$12,954
Household Products (1.3%)
Kimberly-Clark Corp.	310,000	33,480
Independent Power and Renewable Electricity Producers (1.4%)
Abengoa Yield PLC*	659,000	26,432
NextEra Energy Partners LP*	46,400	1,629
TerraForm Power, Inc. Class A*	262,800	8,210
		36,271
Industrial Conglomerates (2.6%)
3M Co.	95,000	13,680
Koninklijke Philips NV	1,644,500	50,109
		63,789
Insurance (0.5%)
MetLife, Inc.	233,000	12,754
Leisure Products (1.9%)
Hasbro, Inc.	920,000	48,443
Media (1.3%)
Lagardere SCA	1,144,714	31,518
Metals & Mining (1.6%)
BHP Billiton Ltd. ADR	581,000	39,874
Multi-Utilities (11.0%)
Alliant Energy Corp.	909,000	53,167
Ameren Corp.	1,169,000	46,748
CenterPoint Energy, Inc.	1,492,000	37,061
Dominion Resources, Inc.	795,000	55,825
NiSource, Inc.	825,000	32,728
Sempra Energy	285,200	30,223
Wisconsin Energy Corp.	400,000	18,132
		273,884
Oil, Gas & Consumable Fuels (12.1%)
Cenovus Energy, Inc.	1,183,000	37,726
	Number of Shares	Value† (000's)[z]
Chevron Corp.@	287,200	$37,178
ConocoPhillips	300,000	24,366
Enbridge, Inc.	941,700	46,944
Exxon Mobil Corp.	260,000	25,860
Golar LNG Ltd.@	678,000	42,714
ONEOK, Inc.@	607,000	42,611
Spectra Energy Corp.@	1,082,500	45,097
		302,496
Pharmaceuticals (10.1%)
Bristol-Myers Squibb Co.	475,100	24,064
Eli Lilly & Co.@	815,000	51,801
GlaxoSmithKline PLC ADR	260,000	12,766
Johnson & Johnson	525,000	54,458
Novartis AG ADR	645,000	57,947
Roche Holding AG ADR	1,366,000	49,873
		250,909
Real Estate Investment Trusts (22.4%)
Blackstone Mortgage Trust, Inc. Class A	438,000	12,724
Capita Commercial Trust	9,448,000	12,859
Equity Residential@	870,000	57,829
Extra Space Storage, Inc.	700,000	36,890
Fibra Uno Administracion SA de CV	10,962,000	39,492
Goodman Group	3,089,000	16,098
Host Hotels & Resorts, Inc.	1,317,000	30,054
Keppel REIT Management Ltd.	12,422,000	12,431
Mapletree Logistics Trust	12,280,000	11,552
Parkway Life Real Estate Investment Trust	5,973,000	11,238
Prologis, Inc.	1,578,000	64,603
Public Storage	116,000	20,321

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Realty Income Corp.	849,000	$37,967
Simon Property Group, Inc.	239,000	40,637
Starwood Property Trust, Inc.	2,063,000	49,203
TF Administradora Industrial S de RL de CV*	6,200,000	14,214
Ventas, Inc.	854,000	56,176
Weyerhaeuser Co.	1,000,000	33,950
		558,238
Road & Rail (1.2%)
Norfolk Southern Corp.@	275,000	29,425
Software (2.1%)
Microsoft Corp.@	1,180,000	53,607
Specialty Retail (1.1%)
Home Depot, Inc.@	305,000	28,518
Total Common Stocks (Cost $2,010,583)		2,381,778
	Principal Amount
Convertible Bonds (2.3%)
Emulex Corp., Senior Unsecured Notes, 1.75%, due 11/15/18ñ	$2,100,000	1,896
Live Nation Entertainment, Inc., Senior Unsecured Notes, 2.50%, due 5/15/19ñ	3,260,000	3,276
RTI International Metals, Inc., Senior Unsecured Notes, 1.63%, due 10/15/19	5,000,000	5,119
SINA Corp., Senior Unsecured Notes, 1.00%, due 12/1/18ñ	25,100,000	23,202
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	10,000,000	10,244
	Principal Amount	Value† (000's)[z]
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	$13,965,000	$14,794
Total Convertible Bonds (Cost $56,018)		58,531
	Number of Shares
Short-Term Investments (1.3%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $32,319)	32,318,578	32,319
Total Investments## (99.1%) (Cost $2,098,920)		2,472,628
Cash, receivables and other assets, less liabilities‡‡± (0.9%)		21,975
Total Net Assets (100.0%)		$2,494,603

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS

1	JPMorgan Chase & Co.	4.7%
2	Invesco Ltd.	4.4%
3	Eli Lilly & Co.	4.4%
4	Comcast Corp. Class A Special	4.0%
5	Cisco Systems, Inc.	3.7%
6	Eaton Corp. PLC	3.7%
7	eBay, Inc.	3.6%
8	Teva Pharmaceutical Industries Ltd. ADR	3.6%
9	Antero Resources Corp.	3.5%
10	NiSource, Inc.	3.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.0%)
Airlines (2.9%)
Delta Air Lines, Inc.	612,000	$24,223
Automobiles (0.9%)
General Motors Co.	225,000	7,830
Banks (7.1%)
JPMorgan Chase & Co.	665,000	39,534
PNC Financial Services Group, Inc.	243,000	20,594
		60,128
Capital Markets (4.4%)
Invesco Ltd.	910,000	37,164
Chemicals (2.2%)
RPM International, Inc.	386,500	18,216
Communications Equipment (3.7%)
Cisco Systems, Inc.	1,265,000	31,612
Diversified Consumer Services (2.2%)
Service Corp. International	820,000	18,179
Diversified Financial Services (2.7%)
Intercontinental Exchange, Inc.	122,500	23,153
Electrical Equipment (3.7%)
Eaton Corp. PLC	445,000	31,065
Electronic Equipment, Instruments & Components (2.1%)
Corning, Inc.	870,000	18,148
Food Products (2.8%)
Mondelez International, Inc. Class A	645,000	23,343
Health Care Providers & Services (2.2%)
DaVita HealthCare Partners, Inc.*	245,000	18,297
Hotels, Restaurants & Leisure (2.1%)
Starwood Hotels & Resorts Worldwide, Inc.	214,000	18,092
	Number of Shares	Value† (000's)[z]
Household Durables (2.5%)
Newell Rubbermaid, Inc.	643,000	$21,553
Household Products (1.9%)
Energizer Holdings, Inc.	133,000	16,162
Internet Software & Services (6.2%)
eBay, Inc.*	550,000	30,525
Google, Inc. Class A*	19,000	11,065
Google, Inc. Class C*	19,000	10,860
		52,450
Machinery (2.7%)
Stanley Black & Decker, Inc.	251,000	22,967
Media (6.8%)
Comcast Corp. Class A Special	620,000	33,852
Time Warner, Inc.	305,000	23,494
		57,346
Metals & Mining (0.6%)
BHP Billiton PLC ADR	85,000	5,396
Multi-Utilities (3.3%)
NiSource, Inc.	707,490	28,066
Oil, Gas & Consumable Fuels (9.9%)
Antero Resources Corp.*	506,100	29,278
Apache Corp.	222,000	22,606
Pioneer Natural Resources Co.	94,000	19,613
Range Resources Corp.	160,000	12,575
		84,072
Paper & Forest Products (1.2%)
International Paper Co.	207,000	10,029
Personal Products (2.1%)
Estee Lauder Cos., Inc. Class A	230,000	17,671
Pharmaceuticals (8.0%)
Eli Lilly & Co.	584,000	37,119
	Number of Shares	Value† (000's)[z]
Teva Pharmaceutical Industries Ltd. ADR	580,000	$30,462
		67,581
Real Estate Management & Development (0.8%)
Brookfield Property Partners LP	325,000	6,939
Semiconductors & Semiconductor Equipment (2.0%)
Altera Corp.	480,000	16,963
Software (2.0%)
Activision Blizzard, Inc.	720,000	16,949
Specialty Retail (2.9%)
Bed Bath & Beyond, Inc.*	375,000	24,097
Technology Hardware, Storage & Peripherals (3.1%)
SanDisk Corp.	270,000	26,449
Textiles, Apparel & Luxury Goods (2.0%)
Ralph Lauren Corp.	101,000	17,089
Total Common Stocks (Cost $675,523)		821,229
Short-Term Investments (3.1%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $26,642)	26,641,954	26,642
Total Investments## (100.1%) (Cost $702,165)		847,871
Liabilities, less cash, receivables and other assets [(0.1%)]		(906)
Total Net Assets (100.0%)		$846,965

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS

1	Wabtec Corp.	2.5%
2	Church & Dwight Co., Inc.	2.1%
3	AptarGroup, Inc.	1.9%
4	Polaris Industries, Inc.	1.8%
5	Compass Minerals International, Inc.	1.8%
6	Sensient Technologies Corp.	1.6%
7	CLARCOR, Inc.	1.6%
8	ICON PLC	1.5%
9	Oceaneering International, Inc.	1.4%
10	Zebra Technologies Corp. Class A	1.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.2%)
Aerospace & Defense (0.1%)
Cubic Corp.	185,600	$8,285
Air Freight & Logistics (0.6%)
Forward Air Corp.^	1,737,200	80,415
Airlines (0.0%)
Allegiant Travel Co.	23,300	2,863
Auto Components (0.4%)
Gentex Corp.	1,673,949	49,465
Banks (7.6%)
Bank of Hawaii Corp.^	2,393,212	138,926
Bank of the Ozarks, Inc.	2,773,000	88,597
BankUnited, Inc.	2,994,130	94,465
BOK Financial Corp.	1,580,976	106,526
Community Bank System, Inc.	1,211,023	42,798
Cullen/Frost Bankers, Inc.	1,888,325	148,422
CVB Financial Corp.	3,100,172	48,177
First Financial Bankshares, Inc.^	3,628,036	106,628
FNB Corp.	4,304,746	53,207
PacWest Bancorp	2,301,451	96,523
ViewPoint Financial Group, Inc.	1,957,668	50,997
Westamerica Bancorporation^	1,566,743	75,783
		1,051,049
Beverages (0.8%)
Boston Beer Co., Inc. Class A*	513,219	113,411
Building Products (0.7%)
AAON, Inc.	1,196,681	22,330
AO Smith Corp.	1,455,648	71,443
		93,773
	Number of Shares	Value† (000's)[z]
Chemicals (4.6%)
Balchem Corp.^	1,643,735	$84,554
Hawkins, Inc.	233,273	8,585
Innophos Holdings, Inc.^	1,586,542	92,258
NewMarket Corp.	214,012	87,079
RPM International, Inc.	2,142,444	100,973
Sensient Technologies Corp.^	3,975,245	223,051
Stepan Co.	628,896	30,369
		626,869
Commercial Services & Supplies (3.5%)
Copart, Inc.*	4,062	140
Healthcare Services Group, Inc.^	4,687,081	128,098
Rollins, Inc.	5,269,520	156,768
Team, Inc.*	848,206	33,852
UniFirst Corp.	473,250	45,882
United Stationers, Inc.^	2,780,741	113,037
		477,777
Communications Equipment (0.7%)
NETGEAR, Inc.*^	2,893,300	96,115
Construction & Engineering (0.2%)
Primoris Services Corp.	904,100	26,255
Construction Materials (0.6%)
Eagle Materials, Inc.	782,900	79,785
Containers & Packaging (2.5%)
AptarGroup, Inc.^	3,977,400	255,150
Silgan Holdings, Inc.	1,764,383	88,837
		343,987
Distributors (1.3%)
Pool Corp.^	3,049,798	172,802
	Number of Shares	Value† (000's)[z]
Diversified Financial Services (0.2%)
MarketAxess Holdings, Inc.	454,249	$26,764
Electrical Equipment (0.5%)
Franklin Electric Co., Inc.	1,096,172	41,611
Thermon Group Holdings, Inc.*	808,931	21,962
		63,573
Electronic Equipment, Instruments & Components (4.1%)
Badger Meter, Inc.^	727,301	37,878
Cognex Corp.*	513,700	21,565
Coherent, Inc.*	313,200	20,192
FARO Technologies, Inc.*	369,400	21,429
FEI Co.	1,935,542	162,663
Littelfuse, Inc.	682,253	62,706
MTS Systems Corp.	132,087	9,389
Rogers Corp.*	856,551	51,547
Zebra Technologies Corp. Class A*	2,310,924	180,321
		567,690
Energy Equipment & Services (4.6%)
Canadian Energy Services & Technology Corp.	1,855,000	18,596
CARBO Ceramics, Inc.^	1,362,257	146,565
Matrix Service Co.*	766,100	21,612
Natural Gas Services Group, Inc.*^	713,700	21,182
Oceaneering International, Inc.	2,675,528	186,110
Pason Systems, Inc.^	4,710,557	150,116

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
ShawCor Ltd.	1,640,300	$88,902
		633,083
Food & Staples Retailing (0.2%)
North West Co., Inc.	1,242,400	28,155
Food Products (2.3%)
B&G Foods, Inc.	2,053,600	62,019
Flowers Foods, Inc.	3,560,100	69,707
J & J Snack Foods Corp.^	997,646	94,487
Lancaster Colony Corp.	1,033,956	91,412
		317,625
Gas Utilities (0.4%)
South Jersey Industries, Inc.	873,148	50,599
Health Care Equipment & Supplies (5.8%)
Abaxis, Inc.^	1,162,400	55,505
Cyberonics, Inc.*	757,595	43,478
Haemonetics Corp.*^	4,260,500	152,057
IDEXX Laboratories, Inc.*	1,356,062	168,111
Meridian Bioscience, Inc.^	2,537,797	49,665
Sirona Dental Systems, Inc.*	1,951,026	159,028
West Pharmaceutical Services, Inc.^	4,051,158	175,942
		803,786
Health Care Providers & Services (3.4%)
AmSurg Corp.*	1,324,150	71,226
Chemed Corp.	470,900	49,732
Henry Schein, Inc.*	1,408,340	168,564
MWI Veterinary Supply, Inc.*^	1,213,705	172,407
		461,929
Hotels, Restaurants & Leisure (3.7%)
Bally Technologies, Inc.*	1,057,686	83,864
Brinker International, Inc.	2,717,500	132,886
Cheesecake Factory, Inc.	1,465,800	65,888
	Number of Shares	Value† (000's)[z]
Cracker Barrel Old Country Store, Inc.	829,727	$83,313
Papa John's International, Inc.	1,728,445	68,446
Texas Roadhouse, Inc.	2,707,000	71,979
		506,376
Household Products (2.1%)
Church & Dwight Co., Inc.	4,300,456	293,463
Industrial Conglomerates (0.6%)
Raven Industries, Inc.^	3,087,352	82,309
Insurance (1.2%)
RLI Corp.^	2,522,414	112,752
Safety Insurance Group, Inc.^	950,949	52,492
		165,244
Internet Software & Services (0.3%)
j2 Global, Inc.	881,701	47,127
IT Services (1.3%)
Jack Henry & Associates, Inc.	1,855,003	107,238
Sapient Corp.*	5,308,127	77,021
		184,259
Leisure Products (1.8%)
Polaris Industries, Inc.	1,659,220	241,217
Life Sciences Tools & Services (2.5%)
ICON PLC*^	4,109,500	203,584
PAREXEL International Corp.*	1,397,655	78,884
Techne Corp.	585,900	55,965
		338,433
Machinery (11.2%)
Chart Industries, Inc.*	683,000	45,686
CIRCOR International, Inc.	492,250	35,043
CLARCOR, Inc.^	3,492,088	220,735
Donaldson Co., Inc.	2,544,600	106,517
Graco, Inc.	756,617	58,154
	Number of Shares	Value† (000's)[z]
Lincoln Electric Holdings, Inc.	546,382	$38,848
Lindsay Corp.^	872,250	67,844
Middleby Corp.*	1,504,318	129,717
Nordson Corp.	2,071,608	167,925
RBC Bearings, Inc.	637,240	39,394
Tennant Co.^	948,802	66,122
Toro Co.	1,582,788	97,389
Valmont Industries, Inc.	941,104	132,460
Wabtec Corp.	4,054,600	337,991
		1,543,825
Media (1.3%)
LIN Media LLC Class A*	1,472,930	34,349
Media General, Inc.*	1,626,509	25,064
Nexstar Broadcasting Group, Inc. Class A^	2,748,021	125,420
		184,833
Metals & Mining (2.1%)
Alamos Gold, Inc.	5,821,800	53,619
Compass Minerals International, Inc.^	2,697,873	240,299
		293,918
Multi-Utilities (0.3%)
NorthWestern Corp.	852,500	41,159
Oil, Gas & Consumable Fuels (2.6%)
Evolution Petroleum Corp.	1,044,450	10,476
Gulfport Energy Corp.*	2,225,500	130,192
Kodiak Oil & Gas Corp.*	1,844,237	30,006
Laredo Petroleum, Inc.*	1,703,200	40,263
Oasis Petroleum, Inc.*	1,628,080	80,085
Painted Pony Petroleum Ltd.*	2,530,950	33,611
Synergy Resources Corp.*	1,982,751	26,688
		351,321

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Paper & Forest Products (0.6%)
Stella-Jones, Inc.	2,293,300	$62,938
Stella-Jones, Inc[c]	621,200	17,048
		79,986
Professional Services (0.6%)
Exponent, Inc.^	1,122,035	81,976
Real Estate Management & Development (2.0%)
Altisource Asset Management Corp.*^	155,717	115,921
Altisource Portfolio Solutions SA*^	1,595,670	159,455
		275,376
Road & Rail (0.2%)
Genesee & Wyoming, Inc. Class A*	245,600	24,150
Semiconductors & Semiconductor Equipment (1.1%)
Power Integrations, Inc.^	2,530,900	151,297
Software (8.5%)
Advent Software, Inc.	2,471,438	79,852
Computer Modelling Group Ltd.^	5,948,400	69,643
Constellation Software, Inc.	690,142	171,500
Descartes Systems Group, Inc.*	2,452,550	34,409
Enghouse Systems Ltd.	1,060,700	34,085
FactSet Research Systems, Inc.	754,900	96,174
Fair Isaac Corp.	639,858	37,221
Manhattan Associates, Inc.*^	5,217,228	150,674
MICROS Systems, Inc.*	931,342	63,303
Monotype Imaging Holdings, Inc.^	2,986,745	87,781
NetScout Systems, Inc.*	766,884	35,330
Solera Holdings, Inc.	2,645,753	161,285
	Number of Shares	Value† (000's)[z]
Tyler Technologies, Inc.*^	1,718,232	$153,026
		1,174,283
Specialty Retail (2.6%)
Hibbett Sports, Inc.*^	1,778,969	80,818
Sally Beauty Holdings, Inc.*	4,441,293	123,823
Tractor Supply Co.	2,190,182	146,633
		351,274
Technology Hardware, Storage & Peripherals (0.4%)
Electronics For Imaging, Inc.*	1,214,700	53,495
Textiles, Apparel & Luxury Goods (0.5%)
Wolverine World Wide, Inc.	2,549,670	67,719
Thrifts & Mortgage Finance (1.4%)
Home Loan Servicing Solutions Ltd.^	5,407,600	118,427
Ocwen Financial Corp.*	2,724,529	76,123
		194,550
Trading Companies & Distributors (2.2%)
Applied Industrial Technologies, Inc.^	2,403,244	117,062
Beacon Roofing Supply, Inc.*	1,791,100	51,082
MSC Industrial Direct Co., Inc. Class A	684,700	61,719
Watsco, Inc.	754,304	69,766
		299,629
Total Common Stocks (Cost $7,253,191)		13,203,274
Short-Term Investments (3.6%)
State Street Institutional Treasury Money Market Fund Premier Class	233,965,859	233,966
	Number of Shares	Value† (000's)[z]
State Street Institutional Treasury Plus Fund Premier Class*^	255,161,152	$255,161
Total Short-Term Investments (Cost $489,127)		489,127
Total Investments## (99.8%) (Cost $7,742,318)		13,692,401
Cash, receivables and other assets, less liabilities (0.2%)		31,406
Total Net Assets (100.0%)		$13,723,807

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	SanDisk Corp.	United States	Technology Hardware, Storage & Peripherals	2.9%
2	Apple, Inc.	United States	Technology Hardware, Storage & Peripherals	2.3%
3	ASML Holding NV	Netherlands	Semiconductors & Semiconductor Equipment	1.7%
4	Cardinal Health, Inc.	United States	Health Care Providers & Services	1.7%
5	Check Point Software Technologies Ltd.	Israel	Software	1.7%
6	RPM International, Inc.	United States	Chemicals	1.6%
7	Wabtec Corp.	United States	Machinery	1.6%
8	BlackRock, Inc.	United States	Capital Markets	1.6%
9	Sealed Air Corp.	United States	Containers & Packaging	1.6%
10	JPMorgan Chase & Co.	United States	Banks	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.3%)
Brazil (0.8%)
SLC Agricola SA	40,100	$310
Canada (4.6%)
Alimentation Couche-Tard, Inc. Class B	16,880	506
Home Capital Group, Inc.	3,400	170
ShawCor Ltd.	11,300	612
Suncor Energy, Inc.	12,900	530
		1,818
China (1.2%)
PICC Property & Casualty Co. Ltd., H Shares	290,100	481
France (5.0%)
BNP Paribas SA	6,400	432
Rexel SA	22,700	452
Sanofi	5,300	582
Sodexo	5,300	522
		1,988
Germany (4.6%)
Continental AG	2,435	520
Henkel AG & Co. KGaA	4,670	489
Linde AG	2,222	440
Volkswagen AG, Preference Shares	1,620	364
		1,813
Hong Kong (1.0%)
Haier Electronics Group Co. Ltd.	143,000	411
Israel (2.9%)
Bezeq Israeli Telecommunication Corp. Ltd.	260,140	491
	Number of Shares	Value† (000's)[z]
Check Point Software Technologies Ltd.*	9,190	$653
		1,144
Japan (4.2%)
FANUC Corp.	2,800	468
SOFTBANK Corp.	5,100	368
SUGI HOLDINGS Co. Ltd.	6,900	287
TOYOTA MOTOR Corp.	9,250	527
		1,650
Korea (1.3%)
Samsung Electronics Co. Ltd.	438	533
Netherlands (2.8%)
ASML Holding NV	6,985	668
Sensata Technologies Holding NV*	8,885	437
		1,105
Norway (1.5%)
DNB ASA	32,530	607
Sweden (1.5%)
Elekta AB, B Shares	18,505	211
Telefonaktiebolaget LM Ericsson, B Shares	29,135	363
		574
Switzerland (8.5%)
Givaudan SA*	368	611
Julius Baer Group Ltd.*	12,300	559
Roche Holding AG	1,966	573
SGS SA	236	524
Sika AG	141	533
	Number of Shares	Value† (000's)[z]
Sonova Holding AG	3,410	$545
		3,345
United Kingdom (8.2%)
Aon PLC	5,435	474
Barclays PLC	79,600	297
Howden Joinery Group PLC	69,100	405
Prudential PLC	24,700	594
SABMiller PLC	8,995	496
St. James's Place PLC	38,400	457
TalkTalk Telecom Group PLC	98,600	495
		3,218
United States (47.2%)
Actuant Corp. Class A	14,050	474
Amazon.com, Inc.*	1,210	410
American Tower Corp.	4,045	399
AMETEK, Inc.	9,595	508
Apple, Inc.	9,023	925
BlackRock, Inc.	1,863	616
BorgWarner, Inc.	6,380	397
Cardinal Health, Inc.	8,905	656
Covidien PLC	6,245	542
CVS Caremark Corp.	6,705	533
eBay, Inc.*	7,155	397
EOG Resources, Inc.	5,084	559
Estee Lauder Cos., Inc. Class A	6,400	492
First Republic Bank	11,300	553
Google, Inc. Class A*	460	268
Google, Inc. Class C*	460	263
Graco, Inc.	6,850	526

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Henry Schein, Inc.*	4,330	$518
Intercontinental Exchange, Inc.	2,450	463
JPMorgan Chase & Co.	10,305	613
Motorola Solutions, Inc.	7,680	456
Nielsen NV	10,140	476
Nordstrom, Inc.	6,235	432
Pall Corp.	6,890	581
Pioneer Natural Resources Co.	2,535	529
Range Resources Corp.	5,605	440
RPM International, Inc.	13,500	636
SanDisk Corp.	11,745	1,151
Schlumberger Ltd.	4,715	517
Sealed Air Corp.	16,995	613
Sirona Dental Systems, Inc.*	6,010	490
Taminco Corp.*	11,395	273
Teradata Corp.*	8,100	370
Visa, Inc. Class A	1,870	397
Wabtec Corp.	7,630	636
Waste Connections, Inc.	11,100	545
		18,654
Total Common Stocks (Cost $32,874)		37,651
Short-Term Investments (5.7%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $2,248)	2,248,189	2,248
Total Investments## (101.0%) (Cost $35,122)		39,899
Liabilities, less cash, receivables and other assets [(1.0%)]		(415)
Total Net Assets (100.0%)		$39,484

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$2,685	6.8%
Banks	2,502	6.3%
Chemicals	2,493	6.3%
Technology Hardware, Storage & Peripherals	2,076	5.3%
Oil, Gas & Consumable Fuels	2,058	5.2%
Insurance	2,006	5.1%
Health Care Equipment & Supplies	1,788	4.5%
Food & Staples Retailing	1,326	3.4%
Semiconductors & Semiconductor Equipment	1,201	3.0%
Capital Markets	1,175	3.0%
Health Care Providers & Services	1,174	3.0%
Pharmaceuticals	1,155	2.9%
Energy Equipment & Services	1,129	2.9%
Professional Services	1,000	2.5%
Diversified Telecommunication Services	986	2.5%
Electrical Equipment	945	2.4%
Internet Software & Services	928	2.4%
Auto Components	917	2.3%
Automobiles	891	2.3%
Communications Equipment	819	2.1%
IT Services	767	1.9%
Software	653	1.7%
Containers & Packaging	613	1.6%
Commercial Services & Supplies	545	1.4%
Hotels, Restaurants & Leisure	522	1.3%
Beverages	496	1.3%
Personal Products	492	1.2%
Household Products	489	1.2%
Diversified Financial Services	463	1.2%
Trading Companies & Distributors	452	1.1%
Multiline Retail	432	1.1%
Household Durables	411	1.0%
Internet & Catalog Retail	410	1.0%
Specialty Retail	405	1.0%
Real Estate Investment Trusts	399	1.0%
Wireless Telecommunication Services	368	0.9%
Food Products	310	0.8%
Thrifts & Mortgage Finance	170	0.4%
Short-Term Investments and Other Assets—Net	1,833	4.7%
	$39,484	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund

TOP TEN EQUITY HOLDINGS

			Country	Industry
1	SanDisk Corp.	United States	Technology Hardware, Storage & Peripherals	4.1%
2	Check Point Software Technologies Ltd.	Israel	Software	3.4%
3	Belle International Holdings Ltd.	Hong Kong	Specialty Retail	3.3%
4	American International Group, Inc.	United States	Insurance	3.2%
5	KKR & Co. LP	United States	Capital Markets	3.0%
6	Mediaset Espana Comunicacion SA	Spain	Media	3.0%
7	Range Resources Corp.	United States	Oil, Gas & Consumable Fuels	2.9%
8	BlackRock, Inc.	United States	Capital Markets	2.6%
9	Honeywell International, Inc.	United States	Aerospace & Defense	2.6%
10	Blackstone Group LP	United States	Capital Markets	2.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (88.9%)
Australia (1.9%)
BHP Billiton Ltd. ADR	22,600	$1,551
Canada (1.0%)
Cenovus Energy, Inc.	27,000	861
China (0.7%)
Bitauto Holdings Ltd. ADR*	7,000	615
France (2.6%)
Accor SA	18,800	914
Lagardere SCA	44,000	1,211
		2,125
Hong Kong (5.0%)
Belle International Holdings Ltd.	2,171,000	2,776
Chow Tai Fook Jewellery Group Ltd.	959,400	1,387
		4,163
Israel (3.4%)
Check Point Software Technologies Ltd.*	39,500	2,805
Japan (6.5%)
LAWSON, Inc.	15,500	1,113
Mitsubishi UFJ Financial Group, Inc.	373,700	2,148
TOYOTA MOTOR Corp.	37,000	2,108
		5,369
Korea (1.9%)
Samsung Electronics Co. Ltd. GDR	2,655	1,617
	Number of Shares	Value† (000's)[z]
Netherlands (1.9%)
Koninklijke Philips NV	51,000	$1,554
Norway (1.0%)
Golar LNG Ltd.	13,400	844
Spain (3.0%)
Mediaset Espana Comunicacion SA*	217,000	2,485
Switzerland (4.8%)
Novartis AG ADR	20,900	1,877
Roche Holding AG ADR	56,800	2,074
		3,951
United Kingdom (6.5%)
Aberdeen Asset Management PLC	292,000	2,106
Aon PLC	22,650	1,974
Derwent London PLC	10,000	463
GlaxoSmithKline PLC	35,400	867
		5,410
United States (48.7%)
American International Group, Inc.	46,900	2,629
Antero Resources Corp.*	28,300	1,637
Bed Bath & Beyond, Inc.*	26,200	1,684
BlackRock, Inc.	6,600	2,181
Blackstone Group LP	65,000	2,179
Boeing Co.	6,500	824
CME Group, Inc.	12,000	919
Corning, Inc.	88,900	1,854
Deere & Co.	18,000	1,514
Eli Lilly & Co.	13,400	852
Express Scripts Holding Co.*	24,700	1,826
	Number of Shares	Value† (000's)[z]
Franklin Resources, Inc.	31,900	$1,803
General Dynamics Corp.	9,000	1,109
Google, Inc. Class A*	2,775	1,616
Google, Inc. Class C*	2,775	1,586
Honeywell International, Inc.	22,900	2,181
Invesco Ltd.	48,600	1,985
KKR & Co. LP	107,600	2,528
MetLife, Inc.	16,000	876
Navistar International Corp.*	23,600	890
Range Resources Corp.	30,300	2,381
SanDisk Corp.	35,000	3,429
Southern Copper Corp.	12,600	413
Valmont Industries, Inc.	11,600	1,633
		40,529
Total Common Stocks (Cost $61,082)		73,879
Exchange Traded Funds (2.2%)
United States (2.2%)
WisdomTree India Earnings Fund (Cost $1,775)	80,000	1,822
	Principal Amount
Convertible Bonds (0.9%)
China (0.9%)
Home Inns & Hotels Management, Inc., Senior Unsecured Notes, 2.00%, due 12/15/15 (Cost $790)	$800,000	779

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Short-Term Investments (8.0%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $6,649)	6,648,691	$6,649
Total Investments## (100.0%) (Cost $70,296)		83,129
Cash, receivables and other assets, less liabilities (0.0%)		15
Total Net Assets (100.0%)		$83,144

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Capital Markets	$12,782	15.3%
Specialty Retail	5,847	7.0%
Oil, Gas & Consumable Fuels	5,723	6.9%
Pharmaceuticals	5,670	6.8%
Insurance	5,479	6.7%
Aerospace & Defense	4,114	4.9%
Machinery	4,037	4.9%
Internet Software & Services	3,817	4.5%
Media	3,696	4.5%
Technology Hardware, Storage & Peripherals	3,429	4.1%
Software	2,805	3.4%
Banks	2,148	2.6%
Automobiles	2,108	2.5%
Metals & Mining	1,964	2.4%
Electronic Equipment, Instruments & Components	1,854	2.2%
Health Care Providers & Services	1,826	2.2%
Exchange Traded Funds	1,822	2.2%
Hotels, Restaurants & Leisure	1,693	2.0%
Semiconductors & Semiconductor Equipment	1,617	1.9%
Industrial Conglomerates	1,554	1.9%
Food & Staples Retailing	1,113	1.4%
Diversified Financial Services	919	1.1%
Real Estate Investment Trusts	463	0.6%
Short-Term Investments and Other Assets—Net	6,664	8.0%
	$83,144	100.0%

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund

TOP TEN EQUITY HOLDINGS

1	Ping An Insurance Group Co. of China Ltd., H Shares	6.4%
2	SDIC Power Holdings Co. Ltd., Class A	5.6%
3	Industrial & Commercial Bank of China Ltd., H Shares	5.1%
4	Dongfeng Motor Group Co. Ltd., H Shares	5.1%
5	Baidu, Inc. ADR	4.9%
6	SAIC Motor Corp. Ltd., Class A	4.6%
7	Tencent Holdings Ltd.	4.4%
8	China Unicom Hong Kong Ltd.	4.0%
9	Sunac China Holdings Ltd.	3.8%
10	Qihoo 360 Technology Co. Ltd. ADR	3.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (74.2%)
Auto Components (0.6%)
Weifu High-Technology Group Co. Ltd. Class B	127,812	$444
Automobiles (8.2%)
Brilliance China Automotive Holdings Ltd.	1,252,000	2,310
Dongfeng Motor Group Co. Ltd., H Shares	2,024,000	3,756
		6,066
Banks (8.6%)
China Construction Bank Corp., H Shares	3,505,000	2,601
Industrial & Commercial Bank of China Ltd., H Shares	5,703,000	3,782
		6,383
Commercial Services & Supplies (0.4%)
Dongjiang Environmental Co. Ltd., H Shares	77,400	306
Construction Materials (0.7%)
BBMG Corp., H Shares	692,000	513
Diversified Telecommunication Services (4.0%)
China Unicom Hong Kong Ltd.	1,642,000	2,928
Food Products (1.1%)
WH Group Ltd.*ñ	55,500	46
WH Group Ltd.*[c]	916,500	753
		799
Gas Utilities (1.0%)
ENN Energy Holdings Ltd.	106,000	749
Health Care Providers & Services (1.0%)
Sinopharm Group Co. Ltd., H Shares	219,200	766
	Number of Shares	Value† (000's)[z]
Independent Power and Renewable Electricity Producers (6.3%)
China Power International Development Ltd.	5,282,000	$2,413
Huadian Fuxin Energy Corp. Ltd., H Shares	1,542,000	915
Huadian Power International Corp. Ltd., H Shares	1,104,000	778
Huaneng Renewables Corp. Ltd., H Shares	1,488,000	547
		4,653
Insurance (12.2%)
China Life Insurance Co. Ltd., H Shares	658,000	1,893
China Pacific Insurance Group Co. Ltd., H Shares	634,600	2,379
Ping An Insurance Group Co. of China Ltd., H Shares	585,500	4,767
		9,039
Internet & Catalog Retail (0.5%)
Jumei International Holding Ltd. ADR*	12,992	397
Internet Software & Services (12.9%)
Baidu, Inc. ADR*	16,816	3,607
Qihoo 360 Technology Co. Ltd. ADR*	30,040	2,639
Tencent Holdings Ltd.	200,900	3,279
		9,525
Machinery (1.2%)
Sany Heavy Equipment International Holdings Co. Ltd.*	1,005,000	219
	Number of Shares	Value† (000's)[z]
Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	317,714	$670
		889
Oil, Gas & Consumable Fuels (0.4%)
CNOOC Ltd.	165,000	331
Pharmaceuticals (3.3%)
CSPC Pharmaceutical Group Ltd.	716,000	599
Luye Pharma Group Ltd.*	951,500	1,050
Sino Biopharmaceutical Ltd.	820,000	755
		2,404
Real Estate Management & Development (6.1%)
China Resources Land Ltd.	468,000	1,070
China Vanke Co. Ltd., H Shares*	330,300	619
Sunac China Holdings Ltd.	3,587,000	2,786
		4,475
Transportation Infrastructure (1.5%)
Shenzhen Internationl Holdings Ltd.	821,000	1,102
Water Utilities (0.7%)
Kangda International Environmental Co. Ltd.*[c]	102,000	42
Kangda International Environmental Co. Ltd.*ñ	1,106,000	461
		503
Wireless Telecommunication Services (3.5%)
China Mobile Ltd.	210,000	2,608
Total Common Stocks (Cost $49,104)		54,880

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Participatory Notes (22.8%)
Automobiles (4.6%)
SAIC Motor Corp. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 6/4/2015	45,442	$125
SAIC Motor Corp. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015[c]	37,000	101
SAIC Motor Corp. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	211,761	580
SAIC Motor Corp. Ltd., Class A (issuer UBS AG), Expiration Date 2/9/2015	161,755	446
SAIC Motor Corp. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 8/14/2023	21,600	60
SAIC Motor Corp. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 8/29/2018	540,937	1,483
SAIC Motor Corp. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 8/29/2018	226,200	623
		3,418
Electrical Equipment (3.2%)
XJ Electric Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 7/3/2024	138,932	468
XJ Electric Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/2/2015	143,777	484
	Number of Shares	Value† (000's)[z]
XJ Electric Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/30/2015	5,900	$20
XJ Electric Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015[c]	63,000	212
Zhejiang Dahua Technology Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 12/19/2022	10,751	41
Zhejiang Dahua Technology Co. Ltd., Class A (issuer UBS AG), Expiration Date 3/19/2015	25,662	98
Zhejiang Dahua Technology Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 3/18/2015	60,355	230
Zhejiang Dahua Technology Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015[c]	8,000	30
Zhejiang Dahua Technology Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 4/1/2019	35,092	134
Zhejiang Dahua Technology Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 4/1/2015	158,904	605
		2,322
	Number of Shares	Value† (000's)[z]
Independent Power and Renewable Electricity Producers (5.6%)
SDIC Power Holdings Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015[c]	131,000	$125
SDIC Power Holdings Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015ñ	614,500	587
SDIC Power Holdings Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 11/4/2019	333,232	319
SDIC Power Holdings Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/23/2018	964,755	922
SDIC Power Holdings Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 1/17/2019	626,449	599
SDIC Power Holdings Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/19/2015	531,984	508
SDIC Power Holdings Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 1/21/2015	1,134,482	1,084
		4,144
Insurance (1.4%)
Ping An Insurance Group Co. of China Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015[c]	9,600	66
See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Ping An Insurance Group Co. of China Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015ñ	7,400	$51
Ping An Insurance Group Co. of China Ltd., Class A (issuer UBS AG), Expiration Date 5/27/2015	50,900	352
Ping An Insurance Group Co. of China Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 9/5/2018	67,900	470
Ping An Insurance Group Co. of China Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 3/13/2019	16,600	115
Ping An Insurance Group Co. of China Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/23/2024	1,200	8
		1,062
Pharmaceuticals (2.2%)
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015[c]	52,357	364
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015ñ	35,208	245
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 1/23/2015	60,938	424
	Number of Shares	Value† (000's)[z]
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer UBS AG), Expiration Date 11/7/2014	8,300	$58
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 10/22/2018	17,559	122
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 1/3/2024	59,000	410
		1,623
Real Estate Management & Development (4.5%)
China Vanke Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	300,841	444
China Vanke Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 6/30/2015	338,947	503
China Vanke Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 1/7/2019	41,500	62
China Vanke Co. Ltd., Class A (issuer UBS AG), Expiration Date 9/26/2014	283,984	421
Poly Real Estate Group Co. Ltd., Class A (issuer UBS AG), Expiration Date 8/4/2015	521,000	481
Poly Real Estate Group Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 9/25/2023	1,056,300	975
	Number of Shares	Value† (000's)[z]
Poly Real Estate Group Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015[c]	467,700	$432
		3,318
Road & Rail (1.3%)
Daqin Railway Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015[c]	34,600	42
Daqin Railway Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	136,716	165
Daqin Railway Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 7/6/2018	290,339	350
Daqin Railway Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 10/28/2020	106,800	128
Daqin Railway Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/18/2018	191,390	230
Daqin Railway Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 9/18/2014	27,500	33
Daqin Railway Co. Ltd., Class A (issuer UBS AG), Expiration Date 12/19/2014	21,668	26
		974
Total Participatory Notes (Cost $15,676)		16,861

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Short-Term Investments (1.2%)
State Street Institutional Government Money Market Fund Premier Class (Cost $877)	876,728	$877
Total Investments## (98.2%) (Cost $65,657)		72,618
Cash, receivables and other assets, less liabilities (1.8%)		1,341
Total Net Assets (100.0%)		$73,959

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS

1	Berkshire Hathaway, Inc. Class B	5.4%
2	Newell Rubbermaid, Inc.	5.1%
3	Texas Instruments, Inc.	5.0%
4	American Express Co.	4.5%
5	TJX Cos., Inc.	4.5%
6	Anheuser-Busch InBev NV ADR	4.2%
7	Danaher Corp.	4.2%
8	Progressive Corp.	4.1%
9	3M Co.	3.4%
10	eBay, Inc.	3.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.1%)
Auto Components (1.4%)
BorgWarner, Inc.	338,111	$21,027
Banks (3.0%)
U.S. Bancorp	1,089,004	46,043
Beverages (6.1%)
Anheuser-Busch InBev NV ADR	573,496	64,105
Coca-Cola Co.	684,890	28,574
		92,679
Consumer Finance (4.5%)
American Express Co.	760,057	68,063
Diversified Financial Services (8.5%)
Berkshire Hathaway, Inc. Class B*	597,878	82,059
Intercontinental Exchange, Inc.	243,076	45,941
		128,000
Diversified Telecommunication Services (1.5%)
tw telecom, inc.*	556,894	22,852
Energy Equipment & Services (2.9%)
Schlumberger Ltd.	396,980	43,525
Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	320,818	38,845
Health Care Equipment & Supplies (2.3%)
Abbott Laboratories	819,266	34,606
Household Durables (5.1%)
Newell Rubbermaid, Inc.	2,291,402	76,808
Household Products (2.3%)
Procter & Gamble Co.	414,050	34,412
Industrial Conglomerates (7.6%)
3M Co.	358,650	51,646
Danaher Corp.	818,027	62,669
		114,315
	Number of Shares	Value† (000's)[z]
Industrial Gases (1.9%)
Praxair, Inc.	219,419	$28,865
Insurance (4.1%)
Progressive Corp.	2,466,769	61,719
Internet Software & Services (3.4%)
eBay, Inc.*	915,365	50,803
IT Services (4.0%)
Computer Sciences Corp.	695,455	41,581
MasterCard, Inc. Class A	257,618	19,530
		61,111
Leisure Products (2.9%)
Polaris Industries, Inc.	298,136	43,343
Machinery (2.6%)
Lincoln Electric Holdings, Inc.	556,858	39,593
Metals & Mining (2.0%)
Nucor Corp.	550,772	29,918
Multi-Utilities (1.0%)
Wisconsin Energy Corp.	328,821	14,905
Oil, Gas & Consumable Fuels (3.1%)
Noble Energy, Inc.	654,042	47,182
Pharmaceuticals (5.4%)
Roche Holding AG	142,357	41,511
Sanofi ADR	724,965	39,655
		81,166
Road & Rail (1.9%)
J.B. Hunt Transport Services, Inc.	374,051	28,259
Semiconductors & Semiconductor Equipment (7.5%)
Microchip Technology, Inc.	796,991	38,917
Texas Instruments, Inc.	1,555,069	74,923
		113,840
Software (3.0%)
Intuit, Inc.	537,333	44,695
Specialty Retail (4.5%)
TJX Cos., Inc.	1,138,236	67,850
	Number of Shares	Value† (000's)[z]
Trading Companies & Distributors (3.0%)
NOW, Inc.*	448,377	$14,810
W.W. Grainger, Inc.	124,774	30,719
		45,529
Total Common Stocks (Cost $1,086,159)		1,479,953
Short-Term Investments (1.8%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $27,356)	27,355,618	27,356
Total Investments## (99.9%) (Cost $1,113,515)		1,507,309
Cash, receivables and other assets, less liabilities (0.1%)		1,571
Total Net Assets (100.0%)		$1,508,880

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Check Point Software Technologies Ltd.	Israel	Software	2.0%
2	Givaudan SA	Switzerland	Chemicals	1.7%
3	Sodexo	France	Hotels, Restaurants & Leisure	1.7%
4	Sika AG	Switzerland	Chemicals	1.7%
5	Reed Elsevier PLC	United Kingdom	Media	1.6%
6	TOYOTA MOTOR Corp.	Japan	Automobiles	1.6%
7	Bunzl PLC	United Kingdom	Trading Companies & Distributors	1.6%
8	DNB ASA	Norway	Banks	1.6%
9	Sanofi	France	Pharmaceuticals	1.5%
10	Roche Holding AG	Switzerland	Pharmaceuticals	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.0%)
Australia (1.6%)
Brambles Ltd.	1,299,275	$11,528
Spotless Group Holdings Ltd.*	3,612,555	6,545
		18,073
Austria (1.1%)
Andritz AG	229,515	12,280
Belgium (0.8%)
Colruyt SA	201,635	9,617
Brazil (1.0%)
SLC Agricola SA	1,403,000	10,849
Canada (8.1%)
Alimentation Couche-Tard, Inc. Class B	402,000	12,057
ATS Automation Tooling Systems, Inc.*	870,100	10,667
Cenovus Energy, Inc.	297,652	9,494
Corus Entertainment, Inc., B Shares	637,301	14,331
Home Capital Group, Inc.	99,000	4,937
MacDonald, Dettwiler & Associates Ltd.	181,833	13,884
ShawCor Ltd.	258,000	13,983
Suncor Energy, Inc.	295,600	12,133
		91,486
China (1.3%)
PICC Property & Casualty Co. Ltd., H Shares	8,647,300	14,326
Denmark (1.4%)
Sydbank A/S*	526,581	16,191
	Number of Shares	Value† (000's)[z]
France (8.2%)
Arkema SA	121,435	$9,112
BNP Paribas SA	151,710	10,242
Pernod-Ricard SA	88,940	10,487
Publicis Groupe SA	170,515	12,704
Rexel SA	705,227	14,039
Sanofi	154,760	16,979
Sodexo	196,730	19,379
		92,942
Germany (11.0%)
Bayer AG	102,440	13,736
Brenntag AG	274,965	14,551
Continental AG	60,750	12,971
Deutsche Boerse AG	182,494	12,975
Gerresheimer AG	210,073	15,181
Henkel AG & Co. KGaA	125,780	13,189
Linde AG	81,896	16,211
SAP SE ADR	155,600	12,126
Volkswagen AG, Preference Shares	61,176	13,733
		124,673
Ireland (0.7%)
DCC PLC	126,713	7,522
Israel (3.3%)
Bezeq Israeli Telecommunication Corp. Ltd.	7,925,314	14,956
Check Point Software Technologies Ltd.*	317,700	22,563
		37,519
Italy (1.0%)
Azimut Holding SpA	434,665	11,314
Japan (13.2%)
FANUC Corp.	94,700	15,837
KANSAI PAINT Co. Ltd.	912,600	14,490
KEYENCE Corp.	38,700	16,561
	Number of Shares	Value† (000's)[z]
Nihon Kohden Corp.	302,100	$16,725
PIGEON Corp.	204,900	12,112
Pola Orbis Holdings, Inc.	25,200	993
SMC Corp.	58,400	15,264
SOFTBANK Corp.	188,000	13,563
SUGI HOLDINGS Co. Ltd.	229,500	9,551
Sundrug Co. Ltd.	376,000	16,696
TOYOTA MOTOR Corp.	324,200	18,471
		150,263
Korea (1.4%)
Samsung Electronics Co. Ltd.	13,136	15,987
Netherlands (5.0%)
Akzo Nobel NV	177,527	12,547
ASML Holding NV	172,460	16,499
Euronext NVñ*	308,610	7,875
Koninklijke Ahold NV	590,924	10,094
Nutreco NV	259,873	9,996
		57,011
Norway (2.8%)
DNB ASA	969,479	18,082
Norwegian Property ASA*	3,578,842	5,716
ProSafe SE	1,298,820	7,909
		31,707
Singapore (2.1%)
Jardine Matheson Holdings Ltd.	195,930	11,807
United Overseas Bank Ltd.	657,200	12,065
		23,872
Sweden (1.6%)
Elekta AB, B Shares	309,908	3,532

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Telefonaktiebolaget LM Ericsson, B Shares	1,183,480	$14,757
		18,289
Switzerland (12.0%)
Bucher Industries AG	34,325	10,207
Givaudan SA*	11,695	19,414
Julius Baer Group Ltd.*	304,720	13,851
Partners Group Holding AG	41,495	10,947
Roche Holding AG	57,729	16,834
SGS SA	7,055	15,654
Sika AG	5,055	19,107
Sonova Holding AG	79,100	12,649
Sulzer AG	71,576	9,496
Tecan Group AG	68,723	7,710
		135,869
United Kingdom (17.2%)
Amlin PLC	2,001,427	14,949
Aon PLC	156,900	13,675
Barclays PLC	2,256,900	8,410
Bunzl PLC	665,001	18,172
Diploma PLC	1,012,450	11,547
Mitie Group PLC	3,176,712	16,655
Prudential PLC	644,450	15,513
Reed Elsevier PLC	1,146,096	18,694
RPS Group PLC	2,832,456	13,077
SABMiller PLC	207,330	11,438
St. James's Place PLC	871,370	10,372
Synergy Health PLC	651,374	16,221
TalkTalk Telecom Group PLC	2,926,610	14,687
Travis Perkins PLC	386,283	11,178
		194,588
United States (2.2%)
Nielsen NV	322,900	15,173
Taminco Corp.*	420,150	10,062
		25,235
Total Common Stocks (Cost $926,163)		1,099,613
Short-Term Investments (2.9%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $32,332)	32,331,632	32,332
Total Investments## (99.9%) (Cost $958,495)		1,131,945
Cash, receivables and other assets, less liabilities (0.1%)		1,578
Total Net Assets (100.0%)		$1,133,523

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$100,943	8.9%
Machinery	73,751	6.5%
Trading Companies & Distributors	69,487	6.2%
Insurance	68,835	6.1%
Banks	64,990	5.7%
Food & Staples Retailing	58,015	5.1%
Commercial Services & Supplies	47,805	4.3%
Pharmaceuticals	47,549	4.2%
Media	45,729	4.0%
Capital Markets	36,112	3.2%
Software	34,689	3.1%
Health Care Equipment & Supplies	32,906	2.9%
Semiconductors & Semiconductor Equipment	32,486	2.9%
Automobiles	32,204	2.8%
Professional Services	30,827	2.7%
Diversified Telecommunication Services	29,643	2.6%
Household Products	25,301	2.2%
Life Sciences Tools & Services	22,891	2.0%
Beverages	21,925	1.9%
Energy Equipment & Services	21,892	1.9%
Oil, Gas & Consumable Fuels	21,627	1.9%
Diversified Financial Services	20,850	1.9%
Food Products	20,845	1.9%
Hotels, Restaurants & Leisure	19,379	1.7%
Industrial Conglomerates	19,329	1.7%
Electronic Equipment, Instruments & Components	16,561	1.5%
Health Care Providers & Services	16,221	1.4%
Communications Equipment	14,757	1.3%
Aerospace & Defense	13,884	1.2%
Wireless Telecommunication Services	13,563	1.2%
Auto Components	12,971	1.1%
Real Estate Management & Development	5,716	0.5%
Thrifts & Mortgage Finance	4,937	0.4%
Personal Products	993	0.1%
Short-Term Investments and Other Assets—Net	33,910	3.0%
	$1,133,523	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Select Funda

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Roche Holding AG	Switzerland	Pharmaceuticals	2.6%
2	Givaudan SA	Switzerland	Chemicals	2.5%
3	Check Point Software Technologies Ltd.	Israel	Software	2.3%
4	SMC Corp.	Japan	Machinery	2.1%
5	KANSAI PAINT Co. Ltd.	Japan	Chemicals	2.0%
6	Sika AG	Switzerland	Chemicals	2.0%
7	SGS SA	Switzerland	Professional Services	2.0%
8	Reed Elsevier PLC	United Kingdom	Media	1.9%
9	Bunzl PLC	United Kingdom	Trading Companies & Distributors	1.9%
10	Novartis AG	Switzerland	Pharmaceuticals	1.9%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.0%)
Australia (1.1%)
Brambles Ltd.	298,470	$2,648
Austria (1.1%)
Andritz AG	49,120	2,628
Belgium (0.8%)
Colruyt SA	40,400	1,927
Canada (6.9%)
Agrium, Inc.	25,500	2,413
Alimentation Couche-Tard, Inc. Class B	107,800	3,233
Bank of Nova Scotia	50,486	3,345
Cenovus Energy, Inc.	63,329	2,020
ShawCor Ltd.	55,400	3,002
Suncor Energy, Inc.	62,900	2,582
		16,595
China (1.3%)
PICC Property & Casualty Co. Ltd., H Shares	1,849,400	3,064
Denmark (1.3%)
Jyske Bank A/S*	55,410	3,020
France (10.8%)
Arkema SA	26,095	1,958
BNP Paribas SA	40,435	2,730
Pernod-Ricard SA	18,890	2,227
Publicis Groupe SA	43,873	3,269
Rexel SA	174,038	3,464
Sanofi	41,335	4,535
Schneider Electric SE	42,869	3,623
Sodexo	41,965	4,134
		25,940
Germany (10.6%)
Bayer AG	22,240	2,982
Brenntag AG	60,315	3,192
Continental AG	15,465	3,302
	Number of Shares	Value† (000's)[z]
Deutsche Boerse AG	53,077	$3,774
Henkel AG & Co. KGaA	31,975	3,353
Linde AG	17,185	3,402
SAP SE ADR	33,685	2,625
Volkswagen AG, Preference Shares	13,014	2,921
		25,551
Israel (3.9%)
Bezeq Israeli Telecommunication Corp. Ltd.	2,103,675	3,970
Check Point Software Technologies Ltd.*	77,900	5,532
		9,502
Italy (1.0%)
Azimut Holding SpA	92,085	2,397
Japan (14.8%)
FANUC Corp.	24,000	4,014
KANSAI PAINT Co. Ltd.	309,800	4,919
KEYENCE Corp.	8,200	3,509
LAWSON, Inc.	35,200	2,527
MIRACA HOLDINGS, Inc.	55,400	2,577
SANTEN PHARMACEUTICAL Co. Ltd.	53,900	3,108
SMC Corp.	19,500	5,097
SOFTBANK Corp.	48,700	3,513
SUGI HOLDINGS Co. Ltd.	43,400	1,806
TOYOTA MOTOR Corp.	77,900	4,439
		35,509
	Number of Shares	Value† (000's)[z]
Korea (1.8%)
Samsung Electronics Co. Ltd.	3,626	$4,413
Netherlands (4.3%)
Akzo Nobel NV	49,265	3,482
ASML Holding NV	44,515	4,259
Koninklijke Ahold NV	158,095	2,700
		10,441
Norway (1.3%)
DNB ASA	171,828	3,205
Singapore (1.8%)
Jardine Matheson Holdings Ltd.	41,391	2,494
United Overseas Bank Ltd.	97,800	1,796
		4,290
Sweden (3.2%)
Elekta AB, B Shares	98,955	1,128
Nordea Bank AB	211,160	2,752
Telefonaktiebolaget LM Ericsson, B Shares	303,750	3,788
		7,668
Switzerland (16.0%)
Givaudan SA*	3,596	5,970
Julius Baer Group Ltd.*	52,115	2,369
Novartis AG	51,376	4,608
Partners Group Holding AG	9,210	2,430
Roche Holding AG	21,316	6,216
SGS SA	2,162	4,797
Sika AG	1,293	4,887
Sonova Holding AG	16,850	2,694
Sulzer AG	18,871	2,504
UBS AG*	118,125	2,118
		38,593

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
United Kingdom (14.7%)
Amlin PLC	523,934	$3,913
Aon PLC	42,700	3,722
Barclays PLC	477,600	1,780
Bunzl PLC	170,824	4,668
Howden Joinery Group PLC	440,070	2,582
Prudential PLC	136,880	3,295
Reed Elsevier PLC	286,664	4,676
SABMiller PLC	52,230	2,881
St. James's Place PLC	186,450	2,219
TalkTalk Telecom Group PLC	625,660	3,140
Travis Perkins PLC	82,674	2,392
		35,268
United States (1.3%)
Nielsen NV	68,900	3,238
Total Common Stocks (Cost $194,491)		235,897
Short-Term Investments (2.1%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $5,137)	5,137,188	5,137
Total Investments## (100.1%) (Cost $199,628)		241,034
Liabilities, less cash, receivables and other assets [(0.1%)]		(335)
Total Net Assets (100.0%)		$240,699

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL SELECT FUNDa

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$27,031	11.2%
Pharmaceuticals	21,449	8.9%
Banks	18,628	7.7%
Insurance	16,213	6.7%
Machinery	14,243	5.9%
Trading Companies & Distributors	13,716	5.7%
Food & Staples Retailing	12,193	5.1%
Capital Markets	9,314	3.9%
Semiconductors & Semiconductor Equipment	8,672	3.6%
Software	8,157	3.4%
Professional Services	8,035	3.3%
Media	7,945	3.3%
Automobiles	7,360	3.1%
Diversified Telecommunication Services	7,110	2.9%
Beverages	5,108	2.1%
Oil, Gas & Consumable Fuels	4,602	1.9%
Hotels, Restaurants & Leisure	4,134	1.7%
Health Care Equipment & Supplies	3,822	1.6%
Communications Equipment	3,788	1.6%
Diversified Financial Services	3,774	1.6%
Electrical Equipment	3,623	1.5%
Wireless Telecommunication Services	3,513	1.5%
Electronic Equipment, Instruments & Components	3,509	1.5%
Household Products	3,353	1.4%
Auto Components	3,302	1.4%
Energy Equipment & Services	3,002	1.2%
Commercial Services & Supplies	2,648	1.1%
Specialty Retail	2,582	1.1%
Health Care Providers & Services	2,577	1.1%
Industrial Conglomerates	2,494	1.0%
Short-Term Investments and Other Assets—Net	4,802	2.0%
	$240,699	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS

1	Verint Systems, Inc.	2.5%
2	Spirit AeroSystems Holdings, Inc. Class A	2.4%
3	Rovi Corp.	2.4%
4	Charles River Laboratories International, Inc.	2.3%
5	ARRIS Group, Inc.	2.2%
6	CoreLogic, Inc.	2.1%
7	Crown Holdings, Inc.	2.1%
8	Textron, Inc.	1.9%
9	Avery Dennison Corp.	1.9%
10	Chemtura Corp.	1.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.7%)
Aerospace & Defense (6.6%)
Aerovironment, Inc.*	28,359	$894
KEYW Holding Corp.*	122,700	1,452
Spirit AeroSystems Holdings, Inc. Class A*	173,490	6,653
Teledyne Technologies, Inc.*	41,852	4,063
Textron, Inc.	138,439	5,261
		18,323
Auto Components (1.4%)
Dana Holding Corp.	143,200	3,326
Remy International, Inc.	27,006	597
		3,923
Banks (9.9%)
BankUnited, Inc.	93,504	2,950
City National Corp.	34,700	2,633
Comerica, Inc.	67,274	3,387
First Niagara Financial Group, Inc.	366,800	3,191
Huntington Bancshares, Inc.	471,030	4,637
TCF Financial Corp.	253,000	3,997
Texas Capital Bancshares, Inc.*	56,900	3,072
Umpqua Holdings Corp.	209,800	3,665
		27,532
Beverages (0.4%)
Cott Corp.	159,300	1,195
Building Products (0.8%)
Owens Corning, Inc.	57,800	2,081
Chemicals (3.1%)
Chemtura Corp.*	199,700	4,931
Cytec Industries, Inc.	35,900	3,699
		8,630
	Number of Shares	Value† (000's)[z]
Commercial Services & Supplies (3.1%)
Clean Harbors, Inc.*	63,414	$3,839
Covanta Holding Corp.	230,000	4,828
		8,667
Communications Equipment (8.1%)
ARRIS Group, Inc.*	204,469	6,259
Aviat Networks, Inc.*	230,699	362
Brocade Communications Systems, Inc.	264,959	2,795
Ceragon Networks Ltd.*	294,888	723
Ciena Corp.*	182,183	3,769
Infinera Corp.*	421,200	4,456
JDS Uniphase Corp.*	178,700	2,064
Sierra Wireless, Inc.*	73,674	2,064
		22,492
Construction & Engineering (1.4%)
KBR, Inc.	179,300	3,948
Containers & Packaging (5.2%)
Avery Dennison Corp.	108,836	5,238
Crown Holdings, Inc.*	120,800	5,831
Sealed Air Corp.	96,008	3,466
		14,535
Electrical Equipment (0.7%)
Regal-Beloit Corp.	26,500	1,883
Electronic Equipment, Instruments & Components (4.5%)
Dolby Laboratories, Inc. Class A*	61,700	2,874
II-VI, Inc.*	172,330	2,406
Itron, Inc.*	53,133	2,243
Jabil Circuit, Inc.	77,700	1,677
Mercury Systems, Inc.*	144,960	1,619
OSI Systems, Inc.*	24,200	1,688
		12,507
	Number of Shares	Value† (000's)[z]
Energy Equipment & Services (2.6%)
ION Geophysical Corp.*	476,117	$1,643
McDermott International, Inc.*	198,100	1,426
TETRA Technologies, Inc.*	350,492	4,136
		7,205
Health Care Equipment & Supplies (0.8%)
Accuray, Inc.*	125,470	1,021
Symmetry Medical, Inc.*	140,010	1,291
		2,312
Health Care Technology (1.3%)
Allscripts Healthcare Solutions, Inc.*	249,700	3,689
Hotels, Restaurants & Leisure (0.5%)
Wendy's Co.	161,600	1,317
Independent Power and Renewable Electricity Producers (3.7%)
Dynegy, Inc.*	139,700	4,565
NRG Energy, Inc.	82,665	2,545
Ormat Technologies, Inc.	115,756	3,187
		10,297
Internet Software & Services (2.0%)
Bankrate, Inc.*	146,500	2,057
Digital River, Inc.*	228,263	3,486
		5,543
IT Services (5.5%)
Convergys Corp.	96,900	1,861
CoreLogic, Inc.*	208,125	5,884
DST Systems, Inc.	28,619	2,656
MoneyGram International, Inc.*	165,800	2,331
VeriFone Systems, Inc.*	76,090	2,657
		15,389
Life Sciences Tools & Services (3.5%)
Affymetrix, Inc.*	229,600	1,991
Cambrex Corp.*	64,638	1,417

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Charles River Laboratories International, Inc.*	107,771	$6,369
		9,777
Machinery (4.1%)
ITT Corp.	62,800	3,006
Manitowoc Co., Inc.	123,900	3,645
Meritor, Inc.*	203,050	2,767
Twin Disc, Inc.	64,693	2,093
		11,511
Marine (0.6%)
Danaos Corp.*	285,191	1,648
Metals & Mining (0.5%)
Cliffs Natural Resources, Inc.	90,900	1,370
Personal Products (0.4%)
Elizabeth Arden, Inc.*	63,120	1,079
Professional Services (0.8%)
FTI Consulting, Inc.*	57,906	2,148
Road & Rail (1.7%)
Ryder System, Inc.	51,304	4,635
Semiconductors & Semiconductor Equipment (8.1%)
Alliance Semiconductor Corp.*	82,370	66
CEVA, Inc.*	72,900	1,105
FormFactor, Inc.*	269,900	1,900
Freescale Semiconductor Ltd.*	154,390	3,250
Mellanox Technologies Ltd.*	62,650	2,618
Rambus, Inc.*	381,872	4,739
Spansion, Inc. Class A*	128,340	2,862
Ultratech, Inc.*	175,494	4,538
Veeco Instruments, Inc.*	42,700	1,511
		22,589
Software (10.1%)
Cadence Design Systems, Inc.*	158,907	2,803
Comverse, Inc.*	110,635	2,731
Covisint Corp.*	170,999	823
Gigamon, Inc.*	97,600	1,062
Nuance Communications, Inc.*	125,500	2,135
Rovi Corp.*	284,030	6,570
	Number of Shares	Value† (000's)[z]
Seachange International, Inc.*	267,067	$2,027
TIBCO Software, Inc.*	142,200	2,963
Verint Systems, Inc.*	140,161	7,026
		28,140
Specialty Retail (2.8%)
Express, Inc.*	169,500	2,939
New York & Co., Inc.*	154,100	524
Office Depot, Inc.*	517,767	2,651
Select Comfort Corp.*	75,200	1,682
		7,796
Technology Hardware, Storage & Peripherals (0.2%)
Quantum Corp.*	473,800	592
Textiles, Apparel & Luxury Goods (0.3%)
Crocs, Inc.*	47,600	735
Wireless Telecommunication Services (1.0%)
Telephone & Data Systems, Inc.	52,900	1,393
United States Cellular Corp.*	34,200	1,290
		2,683
Total Common Stocks (Cost $197,686)		266,171
Short-Term Investments (3.9%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $10,852)	10,851,558	10,852
Total Investments## (99.6%) (Cost $208,538)		277,023
Cash, receivables and other assets, less liabilities (0.4%)		1,191
Total Net Assets (100.0%)		$278,214

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	7.2%
2	Union Pacific Corp.	2.8%
3	Oracle Corp.	2.8%
4	Johnson & Johnson	2.5%
5	Google, Inc. Class A	2.4%
6	Precision Castparts Corp.	2.3%
7	FleetCor Technologies, Inc.	2.3%
8	Alliance Data Systems Corp.	2.2%
9	Range Resources Corp.	2.2%
10	Comcast Corp. Class A	2.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.3%)
Aerospace & Defense (3.8%)
General Dynamics Corp.	28,571	$3,521
Precision Castparts Corp.	21,711	5,299
		8,820
Auto Components (0.7%)
Delphi Automotive PLC	24,907	1,733
Automobiles (1.0%)
General Motors Co.	67,014	2,332
Banks (3.3%)
CIT Group, Inc.	65,890	3,160
Comerica, Inc.	89,910	4,526
		7,686
Beverages (1.0%)
PepsiCo, Inc.	25,050	2,317
Biotechnology (2.5%)
BioMarin Pharmaceutical, Inc.*	35,637	2,538
Celgene Corp.*	34,182	3,248
		5,786
Chemicals (5.9%)
LyondellBasell Industries NV Class A	37,441	4,281
Monsanto Co.	21,854	2,528
PPG Industries, Inc.	11,032	2,271
Sherwin-Williams Co.	21,534	4,697
		13,777
Construction Materials (0.5%)
Martin Marietta Materials, Inc.	9,010	1,180
Diversified Telecommunication Services (1.7%)
Verizon Communications, Inc.	78,189	3,895
Electric Utilities (1.0%)
NextEra Energy, Inc.	23,530	2,317
	Number of Shares	Value† (000's)[z]
Energy Equipment & Services (1.0%)
Halliburton Co.	33,641	$2,274
Food & Staples Retailing (3.3%)
Costco Wholesale Corp.	29,226	3,539
CVS Caremark Corp.	50,734	4,031
		7,570
Food Products (2.4%)
Kraft Foods Group, Inc.	46,986	2,767
Unilever NV	68,372	2,847
		5,614
Health Care Equipment & Supplies (1.3%)
Abbott Laboratories	70,884	2,994
Health Care Providers & Services (1.0%)
Laboratory Corporation of America Holdings*	21,556	2,311
Hotels, Restaurants & Leisure (2.6%)
Starbucks Corp.	45,178	3,515
Starwood Hotels & Resorts Worldwide, Inc.	29,027	2,454
		5,969
Household Products (1.4%)
Procter & Gamble Co.	39,636	3,294
Industrial Conglomerates (1.8%)
Danaher Corp.	53,404	4,091
Internet Software & Services (5.5%)
Facebook, Inc. Class A*	31,104	2,327
Google, Inc. Class A*	9,644	5,616
Yelp, Inc.*	59,049	4,867
		12,810
IT Services (6.4%)
Alliance Data Systems Corp.*	19,313	5,111
FleetCor Technologies, Inc.*	36,395	5,230
Visa, Inc. Class A	21,471	4,563
		14,904
	Number of Shares	Value† (000's)[z]
Media (3.1%)
Comcast Corp. Class A	89,652	$4,907
Twenty-First Century Fox, Inc. Class A	65,986	2,337
		7,244
Metals & Mining (2.0%)
Alcoa, Inc.	277,904	4,616
Multi-Utilities (2.0%)
Dominion Resources, Inc.	67,978	4,773
Multiline Retail (2.0%)
Target Corp.	77,486	4,655
Oil, Gas & Consumable Fuels (4.7%)
Apache Corp.	34,149	3,477
Noble Energy, Inc.	32,503	2,345
Range Resources Corp.	63,740	5,009
		10,831
Pharmaceuticals (7.5%)
Bristol-Myers Squibb Co.	90,775	4,598
Johnson & Johnson	55,068	5,712
Perrigo Co. PLC	16,835	2,504
Pfizer, Inc.	74,765	2,197
Teva Pharmaceutical Industries Ltd. ADR	43,863	2,304
		17,315
Professional Services (1.3%)
Nielsen NV	62,834	2,953
Real Estate Investment Trusts (1.5%)
Crown Castle International Corp.	45,446	3,613
Road & Rail (2.8%)
Union Pacific Corp.	61,980	6,525
Semiconductors & Semiconductor Equipment (1.6%)
ASML Holding NV	38,032	3,656

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Software (8.3%)
Check Point Software Technologies Ltd.*	43,749	$3,107
Intuit, Inc.	30,213	2,513
Microsoft Corp.	83,149	3,778
Oracle Corp.	156,938	6,518
VMware, Inc. Class A*	34,341	3,385
		19,301
Specialty Retail (3.1%)
Home Depot, Inc.	51,202	4,788
O'Reilly Automotive, Inc.*	14,876	2,320
		7,108
Technology Hardware, Storage & Peripherals (7.2%)
Apple, Inc.	162,141	16,619
Textiles, Apparel & Luxury Goods (2.1%)
Ralph Lauren Corp.	28,420	4,809
Total Common Stocks (Cost $183,047)		225,692
Short-Term Investments (2.2%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $5,207)	5,206,820	5,207
Total Investments## (99.5%) (Cost $188,254)		230,899
Cash, receivables and other assets, less liabilities (0.5%)		1,118
Total Net Assets (100.0%)		$232,017

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund

TOP TEN EQUITY HOLDINGS

1	Bank of New York Mellon Corp.	3.7%
2	Cisco Systems, Inc.	3.6%
3	Eaton Corp. PLC	3.2%
4	JPMorgan Chase & Co.	3.1%
5	Lincoln National Corp.	2.9%
6	Goldman Sachs Group, Inc.	2.7%
7	American Airlines Group, Inc.	2.7%
8	Intel Corp.	2.5%
9	MetLife, Inc.	2.5%
10	CME Group, Inc.	2.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (92.7%)
Airlines (5.4%)
American Airlines Group, Inc.	1,188,480	$46,244
Delta Air Lines, Inc.	273,818	10,837
United Continental Holdings, Inc.*	768,008	36,565
		93,646
Automobiles (1.0%)
Ford Motor Co.	990,958	17,253
Banks (11.4%)
Citigroup, Inc.	578,492	29,879
Comerica, Inc.	520,152	26,185
JPMorgan Chase & Co.	901,248	53,579
M&T Bank Corp.	228,651	28,268
PNC Financial Services Group, Inc.	337,585	28,610
Regions Financial Corp.	1,129,913	11,469
Wells Fargo & Co.	411,043	21,144
		199,134
Capital Markets (8.4%)
Bank of New York Mellon Corp.	1,655,714	64,871
Goldman Sachs Group, Inc.	260,695	46,693
Invesco Ltd.	673,154	27,492
Morgan Stanley	220,360	7,560
		146,616
Chemicals (4.4%)
Dow Chemical Co.	430,276	23,042
LyondellBasell Industries NV Class A	323,989	37,048
Monsanto Co.	143,175	16,558
		76,648
Communications Equipment (3.6%)
Cisco Systems, Inc.	2,493,426	62,311
	Number of Shares	Value† (000's)[z]
Diversified Financial Services (2.5%)
CME Group, Inc.	558,844	$42,779
Electrical Equipment (3.2%)
Eaton Corp. PLC	798,117	55,716
Electronic Equipment, Instruments & Components (0.8%)
Corning, Inc.	704,919	14,705
Energy Equipment & Services (2.3%)
Halliburton Co.	199,791	13,508
McDermott International, Inc.*	3,672,103	26,439
		39,947
Food Products (1.1%)
WhiteWave Foods Co.*	539,629	18,898
Health Care Equipment & Supplies (3.7%)
Baxter International, Inc.	91,011	6,824
Boston Scientific Corp.*	1,329,409	16,857
Covidien PLC	363,589	31,571
Hologic, Inc.*	342,676	8,522
		63,774
Health Care Providers & Services (1.9%)
Tenet Healthcare Corp.*	65,062	3,981
UnitedHealth Group, Inc.	333,068	28,870
		32,851
Hotels, Restaurants & Leisure (2.3%)
Carnival Corp.	1,059,065	40,117
Independent Power and Renewable Electricity Producers (0.9%)
Calpine Corp.*	676,831	16,088
Industrial Conglomerates (2.0%)
General Electric Co.	1,326,622	34,466
Insurance (5.4%)
Lincoln National Corp.	920,911	50,687
MetLife, Inc.	794,550	43,494
		94,181
	Number of Shares	Value† (000's)[z]
Machinery (9.4%)
Caterpillar, Inc.	145,124	$15,829
Cummins, Inc.	219,792	31,894
Joy Global, Inc.	611,440	38,612
Kubota Corp. ADR	350,472	25,094
Pall Corp.	167,433	14,126
Terex Corp.	1,042,728	39,009
		164,564
Media (0.1%)
News Corp. Class A*	102,053	1,799
Metals & Mining (3.7%)
Newmont Mining Corp.	1,260,770	34,154
United States Steel Corp.	769,726	29,750
		63,904
Multiline Retail (2.9%)
JC Penney Co., Inc.*	1,059,216	11,440
Kohl's Corp.	281,330	16,539
Target Corp.	388,467	23,335
		51,314
Oil, Gas & Consumable Fuels (4.7%)
Antero Resources Corp.*	344,825	19,948
Apache Corp.	47,319	4,818
Devon Energy Corp.	167,723	12,650
Noble Energy, Inc.	118,909	8,578
Occidental Petroleum Corp.	217,782	22,590
Range Resources Corp.	175,271	13,775
		82,359
Pharmaceuticals (5.5%)
Eli Lilly & Co.	269,264	17,114
Johnson & Johnson	312,736	32,440
Merck & Co., Inc.	498,589	29,970

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Teva Pharmaceutical Industries Ltd. ADR	328,443	$17,250
		96,774
Semiconductors & Semiconductor Equipment (2.5%)
Intel Corp.	1,270,097	44,352
Software (1.9%)
Microsoft Corp.	746,831	33,928
Specialty Retail (0.2%)
American Eagle Outfitters, Inc.	296,184	4,170
Technology Hardware, Storage & Peripherals (1.1%)
SanDisk Corp.	187,044	18,323
Textiles, Apparel & Luxury Goods (0.4%)
Ralph Lauren Corp.	42,276	7,153
Total Common Stocks (Cost $1,352,650)		1,617,770
Exchange Traded Funds (1.2%)
SPDR Gold Shares* (Cost $20,532)	162,109	20,079
Short-Term Investments (2.0%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $34,844)	34,844,011	34,844
Total Investments## (95.9%) (Cost $1,408,026)		1,672,693
Cash, receivables and other assets, less liabilities (4.1%)		72,082
Total Net Assets (100.0%)		$1,744,775

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	Avago Technologies Ltd.	2.2%
2	SBA Communications Corp. Class A	2.1%
3	Alliance Data Systems Corp.	1.8%
4	Affiliated Managers Group, Inc.	1.7%
5	AMETEK, Inc.	1.5%
6	Cerner Corp.	1.5%
7	Stericycle, Inc.	1.5%
8	Hanesbrands, Inc.	1.5%
9	Acadia Healthcare Co., Inc.	1.4%
10	Verisk Analytics, Inc. Class A	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.9%)
Aerospace & Defense (0.9%)
BE Aerospace, Inc.*	110,000	$9,321
Airlines (1.0%)
Alaska Air Group, Inc.	220,000	10,195
Auto Components (0.8%)
BorgWarner, Inc.	127,500	7,929
Banks (0.9%)
SVB Financial Group*	80,000	8,906
Biotechnology (3.2%)
Alkermes PLC*	100,000	4,473
BioMarin Pharmaceutical, Inc.*	185,000	13,176
Cubist Pharmaceuticals, Inc.*	137,500	9,492
Puma Biotechnology, Inc.*	20,000	5,210
		32,351
Building Products (1.0%)
Fortune Brands Home & Security, Inc.	244,000	10,543
Capital Markets (2.7%)
Affiliated Managers Group, Inc.*	81,000	17,103
Raymond James Financial, Inc.	195,000	10,655
		27,758
Chemicals (0.8%)
PolyOne Corp.	200,000	7,844
Commercial Services & Supplies (1.5%)
Stericycle, Inc.*	130,000	15,450
Communications Equipment (2.4%)
ARRIS Group, Inc.*	270,000	8,265
F5 Networks, Inc.*	80,000	9,935
Palo Alto Networks, Inc.*	77,500	6,587
		24,787
	Number of Shares	Value† (000's)[z]
Consumer Finance (1.0%)
Portfolio Recovery Associates, Inc.*	175,000	$9,945
Containers & Packaging (1.1%)
Packaging Corp. of America	163,000	11,082
Distributors (1.1%)
LKQ Corp.*	400,000	11,360
Diversified Financial Services (0.7%)
CBOE Holdings, Inc.	125,000	6,628
Electrical Equipment (1.5%)
AMETEK, Inc.	294,000	15,564
Electronic Equipment, Instruments & Components (2.7%)
Amphenol Corp. Class A	100,000	10,301
CDW Corp.	300,000	9,912
Zebra Technologies Corp. Class A*	95,000	7,413
		27,626
Energy Equipment & Services (1.2%)
Dril-Quip, Inc.*	60,000	6,088
Oceaneering International, Inc.	86,500	6,017
		12,105
Food & Staples Retailing (0.9%)
PriceSmart, Inc.	100,000	8,962
Food Products (1.9%)
TreeHouse Foods, Inc.*	97,500	8,046
WhiteWave Foods Co.*	325,000	11,381
		19,427
Health Care Equipment & Supplies (1.7%)
Cooper Cos., Inc.	52,000	8,477
Wright Medical Group, Inc.*	295,000	8,803
		17,280
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (6.5%)
Acadia Healthcare Co., Inc.*	277,500	$14,211
Envision Healthcare Holdings, Inc.*	300,000	10,968
HealthSouth Corp.	260,000	10,241
IPC The Hospitalist Co., Inc.*	60,000	2,900
Omnicare, Inc.	120,000	7,652
Universal Health Services, Inc. Class B	110,000	12,589
WellCare Health Plans, Inc.*	117,500	7,739
		66,300
Health Care Technology (1.5%)
Cerner Corp.*	268,500	15,482
Hotels, Restaurants & Leisure (2.0%)
Buffalo Wild Wings, Inc.*	65,500	9,677
MGM Resorts International*	425,000	10,400
		20,077
Household Durables (0.8%)
Newell Rubbermaid, Inc.	246,200	8,253
Industrial Conglomerates (1.3%)
Roper Industries, Inc.	90,500	13,626
Internet & Catalog Retail (0.6%)
HomeAway, Inc.*	170,000	5,644
Internet Software & Services (1.9%)
Akamai Technologies, Inc.*	115,000	6,948
Demandware, Inc.*	125,000	6,644
Pandora Media, Inc.*	225,000	6,084
		19,676

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
IT Services (3.3%)
Alliance Data Systems Corp.*	70,000	$18,525
Fiserv, Inc.*	75,000	4,835
FleetCor Technologies, Inc.*	70,000	10,058
		33,418
Leisure Products (1.1%)
Polaris Industries, Inc.	75,000	10,904
Life Sciences Tools & Services (1.8%)
ICON PLC*	100,000	4,954
Illumina, Inc.*	72,500	13,004
		17,958
Machinery (2.5%)
Dover Corp.	110,000	9,666
Pall Corp.	119,000	10,040
Wabtec Corp.	62,500	5,210
		24,916
Multiline Retail (1.3%)
Dollar Tree, Inc.*	172,000	9,223
Tuesday Morning Corp.*	250,000	4,395
		13,618
Oil, Gas & Consumable Fuels (3.3%)
Antero Resources Corp.*	135,000	7,810
Cabot Oil & Gas Corp.	190,000	6,373
Concho Resources, Inc.*	90,000	12,783
Oasis Petroleum, Inc.*	125,000	6,149
		33,115
Pharmaceuticals (3.5%)
Akorn, Inc.*	285,000	11,121
Endo International PLC*	125,000	7,964
Mylan, Inc.*	180,000	8,748
Salix Pharmaceuticals Ltd.*	50,000	7,955
		35,788
Professional Services (2.4%)
Advisory Board Co.*	120,000	5,952
Verisk Analytics, Inc. Class A*	220,000	14,122
WageWorks, Inc.*	100,000	4,126
		24,200
	Number of Shares	Value† (000's)[z]
Real Estate Management & Development (1.0%)
Jones Lang LaSalle, Inc.	80,000	$10,689
Road & Rail (2.0%)
J.B. Hunt Transport Services, Inc.	132,500	10,010
Old Dominion Freight Line, Inc.*	150,000	10,001
		20,011
Semiconductors & Semiconductor Equipment (6.9%)
Avago Technologies Ltd.	275,000	22,575
Cavium, Inc.*	150,000	8,427
Lam Research Corp.	100,000	7,191
Microchip Technology, Inc.	200,000	9,766
Monolithic Power Systems, Inc.	175,000	8,362
NXP Semiconductors NV*	195,000	13,361
		69,682
Software (6.3%)
Activision Blizzard, Inc.	460,000	10,828
Aspen Technology, Inc.*	200,000	8,218
Autodesk, Inc.*	100,000	5,364
Electronic Arts, Inc.*	212,000	8,022
ServiceNow, Inc.*	120,000	7,336
Splunk, Inc.*	87,600	4,726
Synchronoss Technologies, Inc.*	175,000	7,730
Ultimate Software Group, Inc.*	42,500	6,247
Workday, Inc. Class A*	65,000	5,919
		64,390
Specialty Retail (7.4%)
Advance Auto Parts, Inc.	72,500	9,890
Cabela's, Inc.*	112,500	6,865
Lithia Motors, Inc. Class A	75,000	6,557
O'Reilly Automotive, Inc.*	89,500	13,960
Ross Stores, Inc.	129,000	9,729
	Number of Shares	Value† (000's)[z]
Signet Jewelers Ltd.	60,000	$7,072
Tractor Supply Co.	170,000	11,381
Williams-Sonoma, Inc.	149,500	9,833
		75,287
Technology Hardware, Storage & Peripherals (0.8%)
SanDisk Corp.	80,000	7,837
Textiles, Apparel & Luxury Goods (5.3%)
Carter's, Inc.	107,500	8,899
Hanesbrands, Inc.	148,500	15,248
Kate Spade & Co.*	290,000	9,379
Michael Kors Holdings Ltd.*	79,500	6,369
Under Armour, Inc. Class A*	200,000	13,672
		53,567
Trading Companies & Distributors (1.3%)
United Rentals, Inc.*	114,000	13,412
Wireless Telecommunication Services (2.1%)
SBA Communications Corp. Class A*	190,000	20,955
Total Common Stocks (Cost $703,396)		973,868
Short-Term Investments (3.4%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $34,299)	34,299,059	34,299
Total Investments## (99.3%) (Cost $737,695)		1,008,167
Cash, receivables and other assets, less liabilities (0.7%)		7,367
Total Net Assets (100.0%)		$1,015,534

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS

1	ADT Corp.	3.6%
2	Skyworks Solutions, Inc.	3.0%
3	General Dynamics Corp.	2.9%
4	Corrections Corporation of America	2.6%
5	Devon Energy Corp.	2.6%
6	Ashland, Inc.	2.6%
7	Hertz Global Holdings, Inc.	2.4%
8	AES Corp.	2.3%
9	Nuance Communications, Inc.	2.3%
10	Best Buy Co., Inc.	2.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.5%)
Aerospace & Defense (5.1%)
General Dynamics Corp.	19,850	$2,447
Spirit AeroSystems Holdings, Inc. Class A*	46,400	1,779
		4,226
Auto Components (1.5%)
Lear Corp.	8,800	890
TRW Automotive Holdings Corp.*	3,900	375
		1,265
Banks (7.1%)
BankUnited, Inc.	37,800	1,192
BB&T Corp.	25,800	963
Comerica, Inc.	26,200	1,319
Huntington Bancshares, Inc.	118,700	1,169
M&T Bank Corp.	10,200	1,261
		5,904
Building Products (1.0%)
Owens Corning	22,700	817
Capital Markets (1.8%)
State Street Corp.	20,800	1,498
Chemicals (2.6%)
Ashland, Inc.	19,800	2,123
Commercial Services & Supplies (8.5%)
ADT Corp.	81,200	2,993
Covanta Holding Corp.	85,800	1,801
Republic Services, Inc.	25,900	1,019
Tyco International Ltd.	28,800	1,285
		7,098
Construction & Engineering (1.3%)
KBR, Inc.	49,200	1,083
Containers & Packaging (1.0%)
Avery Dennison Corp.	17,100	823
Electric Utilities (3.3%)
Edison International	28,700	1,697
	Number of Shares	Value† (000's)[z]
Pinnacle West Capital Corp.	18,700	$1,065
		2,762
Electrical Equipment (0.9%)
Regal-Beloit Corp.	10,500	746
Electronic Equipment, Instruments & Components (3.0%)
Dolby Laboratories, Inc. Class A*	18,500	862
Flextronics International Ltd.*	144,100	1,591
		2,453
Energy Equipment & Services (2.1%)
Cameron International Corp.*	24,000	1,784
Food & Staples Retailing (3.0%)
CVS Caremark Corp.	22,400	1,780
Safeway, Inc.	21,100	734
		2,514
Health Care Equipment & Supplies (2.9%)
Covidien PLC	11,100	964
Zimmer Holdings, Inc.	14,300	1,420
		2,384
Health Care Providers & Services (2.4%)
Cardinal Health, Inc.	11,300	833
Omnicare, Inc.	17,700	1,129
		1,962
Hotels, Restaurants & Leisure (1.8%)
Darden Restaurants, Inc.	31,900	1,510
Independent Power and Renewable Electricity Producers (2.3%)
AES Corp.	127,800	1,940
IT Services (5.9%)
Amdocs Ltd.	39,300	1,851
Teradata Corp.*	36,300	1,658
Western Union Co.	82,100	1,434
		4,943
	Number of Shares	Value† (000's)[z]
Machinery (1.8%)
Valmont Industries, Inc.	10,800	$1,520
Multi-Utilities (1.8%)
CenterPoint Energy, Inc.	59,400	1,476
Multiline Retail (1.8%)
Kohl's Corp.	25,000	1,470
Oil, Gas & Consumable Fuels (6.0%)
Cabot Oil & Gas Corp.	48,100	1,613
Devon Energy Corp.	29,000	2,187
Energy Transfer Partners L.P.	8,325	478
Southwestern Energy Co.*	16,400	676
		4,954
Real Estate Investment Trusts (5.7%)
Corrections Corporation of America	61,804	2,203
Starwood Property Trust, Inc.	73,800	1,760
Starwood Waypoint Residential Trust*	28,260	782
		4,745
Road & Rail (2.4%)
Hertz Global Holdings, Inc.*	68,200	2,015
Semiconductors & Semiconductor Equipment (3.0%)
Skyworks Solutions, Inc.	44,500	2,521
Software (5.3%)
Cadence Design Systems, Inc.*	56,100	990
Check Point Software Technologies Ltd.*	21,500	1,527
Nuance Communications, Inc.*	110,600	1,881
		4,398

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Specialty Retail (8.3%)
Bed Bath & Beyond, Inc.*	17,100	$1,099
Best Buy Co., Inc.	58,500	1,866
Express, Inc.*	79,200	1,373
Office Depot, Inc.*	318,000	1,628
Select Comfort Corp.*	40,600	908
		6,874
Thrifts & Mortgage Finance (0.9%)
People's United Financial, Inc.	51,300	767
Wireless Telecommunication Services (1.0%)
Telephone & Data Systems, Inc.	33,100	872
Total Common Stocks (Cost $60,677)		79,447
Short-Term Investments (4.5%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $3,719)	3,719,138	3,719
Total Investments## (100.0%) (Cost $64,396)		83,166
Liabilities, less cash, receivables and other assets [(0.0%)]		(8)
Total Net Assets (100.0%)		$83,158

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund

TOP TEN EQUITY HOLDINGS

1	HCA Holdings, Inc.	3.9%
2	eBay, Inc.	3.9%
3	JPMorgan Chase & Co.	3.5%
4	Berkshire Hathaway, Inc. Class B	3.4%
5	Schlumberger Ltd.	3.3%
6	Boeing Co.	3.3%
7	Cardinal Health, Inc.	3.3%
8	Goldman Sachs Group, Inc.	3.2%
9	Intercontinental Exchange, Inc.	3.2%
10	Hertz Global Holdings, Inc.	3.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.7%)
Aerospace & Defense (4.6%)
Boeing Co.	715,000	$90,662
Raytheon Co.	370,000	35,646
		126,308
Banks (6.0%)
JPMorgan Chase & Co.	1,645,000	97,795
Wells Fargo & Co.	1,325,000	68,158
		165,953
Capital Markets (3.2%)
Goldman Sachs Group, Inc.	495,000	88,659
Chemicals (1.2%)
Scotts Miracle-Gro Co. Class A	575,000	33,195
Commercial Services & Supplies (1.1%)
Covanta Holding Corp.	1,400,000	29,386
Containers & Packaging (2.3%)
Sealed Air Corp.	1,740,000	62,814
Diversified Financial Services (6.5%)
Berkshire Hathaway, Inc. Class B*	680,000	93,330
Intercontinental Exchange, Inc.	460,000	86,940
		180,270
Electrical Equipment (2.2%)
ABB Ltd. ADR*	1,725,000	39,278
Rockwell Automation, Inc.	180,000	20,990
		60,268
Energy Equipment & Services (3.3%)
Schlumberger Ltd.	840,000	92,098
Food Products (3.7%)
ConAgra Foods, Inc.	1,275,000	41,055
Kraft Foods Group, Inc.	290,000	17,081
Mondelez International, Inc. Class A	1,180,000	42,704
		100,840
	Number of Shares	Value† (000's)[z]
Gas Utilities (1.7%)
National Fuel Gas Co.	615,000	$47,011
Health Care Equipment & Supplies (1.6%)
Hill-Rom Holdings, Inc.	1,000,000	43,810
Health Care Providers & Services (11.4%)
Aetna, Inc.	1,000,000	82,130
Cardinal Health, Inc.	1,225,000	90,283
HCA Holdings, Inc.*	1,555,000	108,570
Henry Schein, Inc.*	280,000	33,513
		314,496
Hotels, Restaurants & Leisure (2.4%)
Hyatt Hotels Corp. Class A*	1,085,000	66,283
Household Products (2.0%)
Procter & Gamble Co.	650,000	54,022
Industrial Conglomerates (2.7%)
3M Co.	510,000	73,440
Internet Software & Services (3.9%)
eBay, Inc.*	1,925,000	106,838
Leisure Products (1.7%)
Mattel, Inc.	1,380,000	47,596
Machinery (2.4%)
Stanley Black & Decker, Inc.	725,000	66,337
Media (5.1%)
Omnicom Group, Inc.	1,020,000	73,450
Twenty-First Century Fox, Inc. Class A	1,910,000	67,652
		141,102
Metals & Mining (2.7%)
Carpenter Technology Corp.	1,355,000	74,159
Oil, Gas & Consumable Fuels (6.6%)
Apache Corp.	465,000	47,351
	Number of Shares	Value† (000's)[z]
Cenovus Energy, Inc.	2,000,000	$63,780
Range Resources Corp.	905,000	71,124
		182,255
Pharmaceuticals (3.0%)
Pfizer, Inc.	2,825,000	83,027
Professional Services (1.7%)
Nielsen NV	1,015,000	47,695
Road & Rail (5.7%)
CSX Corp.	2,340,000	72,329
Hertz Global Holdings, Inc.*	2,900,000	85,695
		158,024
Software (4.2%)
Activision Blizzard, Inc.	2,375,000	55,907
Microsoft Corp.	1,320,000	59,968
		115,875
Specialty Retail (2.0%)
Bed Bath & Beyond, Inc.*	875,000	56,227
Technology Hardware, Storage & Peripherals (1.9%)
Apple, Inc.	525,000	53,813
Textiles, Apparel & Luxury Goods (0.9%)
Hanesbrands, Inc.	235,000	24,130
Total Common Stocks (Cost $2,182,786)		2,695,931
Short-Term Investments (2.0%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $57,144)	57,144,461	57,144
Total Investments## (99.7%) (Cost $2,239,930)		2,753,075
Cash, receivables and other assets, less liabilities (0.3%)		6,909
Total Net Assets (100.0%)		$2,759,984

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS

1	Simon Property Group, Inc.	9.3%
2	American Tower Corp.	7.3%
3	Equity Residential	5.1%
4	Boston Properties, Inc.	4.9%
5	AvalonBay Communities, Inc.	4.8%
6	Ventas, Inc.	4.0%
7	Public Storage	3.6%
8	Prologis, Inc.	3.5%
9	Vornado Realty Trust	3.4%
10	Host Hotels & Resorts, Inc.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.5%)
Apartments (11.7%)
AvalonBay Communities, Inc.	322,592	$49,712
Camden Property Trust	260,798	19,518
Equity Residential	792,600	52,684
		121,914
Diversified (7.2%)
American Homes 4 Rent Class A	1,308,300	23,392
American Residential Properties, Inc.ñ*	595,350	11,300
American Residential Properties, Inc.*	249,000	4,726
Vornado Realty Trust	336,823	35,659
		75,077
Freestanding (1.3%)
National Retail Properties, Inc.	356,700	13,248
Health Care (8.6%)
HCP, Inc.	433,100	18,766
Health Care REIT, Inc.	274,740	18,567
OMEGA Healthcare Investors, Inc.	276,500	10,416
Ventas, Inc.	640,030	42,101
		89,850
Home Financing (1.6%)
Altisource Residential Corp.	656,349	16,107
Hotels, Restaurants & Leisure (1.0%)
Starwood Hotels & Resorts Worldwide, Inc.	125,300	10,593
Household Durables (1.3%)
TRI Pointe Homes, Inc.*	939,980	13,912
Industrial (5.3%)
EastGroup Properties, Inc.	278,600	18,064
Prologis, Inc.	892,038	36,520
		54,584
	Number of Shares	Value† (000's)[z]
Infrastructure (9.3%)
American Tower Corp.	774,700	$76,385
Crown Castle International Corp.	255,700	20,331
		96,716
Lodging/Resorts (6.2%)
Host Hotels & Resorts, Inc.	1,355,643	30,936
LaSalle Hotel Properties	426,600	15,592
Sunstone Hotel Investors, Inc.	1,232,400	17,956
		64,484
Office (12.6%)
Alexandria Real Estate Equities, Inc.	196,200	15,512
Boston Properties, Inc.	417,584	50,703
Douglas Emmett, Inc.	776,525	22,185
Parkway Properties, Inc.	736,600	15,284
SL Green Realty Corp.	245,915	26,891
		130,575
Real Estate Management & Development (4.3%)
Brookfield Asset Management, Inc. Class A	500,777	23,912
Forest City Enterprises, Inc. Class A*	1,023,779	21,295
		45,207
Regional Malls (14.1%)
CBL & Associates Properties, Inc.	1,009,997	19,190
General Growth Properties, Inc.	848,732	20,853
Simon Property Group, Inc.	569,248	96,789
Washington Prime Group, Inc.	522,674	10,203
		147,035
	Number of Shares	Value† (000's)[z]
Self Storage (3.6%)
Public Storage	211,100	$36,980
Shopping Centers (7.3%)
DDR Corp.	1,186,750	21,623
Federal Realty Investment Trust	179,600	22,410
Regency Centers Corp.	337,357	19,277
Urstadt Biddle Properties, Inc. Class A	583,169	12,433
		75,743
Timber (4.1%)
Plum Creek Timber Co., Inc.	332,900	13,526
Weyerhaeuser Co.	869,496	29,519
		43,045
Total Common Stocks (Cost $894,826)		1,035,070
Short-Term Investments (0.2%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $1,636)	1,635,806	1,636
Total Investments## (99.7%) (Cost $896,462)		1,036,706
Cash, receivables and other assets, less liabilities (0.3%)		3,169
Total Net Assets (100.0%)		$1,039,875

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	Cavium, Inc.	3.1%
2	Tuesday Morning Corp.	2.3%
3	Acadia Healthcare Co., Inc.	2.3%
4	Monolithic Power Systems, Inc.	2.1%
5	Sanchez Energy Corp.	2.0%
6	Ultimate Software Group, Inc.	1.9%
7	PolyOne Corp.	1.9%
8	IGI Laboratories, Inc.	1.9%
9	Synergy Resources Corp.	1.9%
10	Spectranetics Corp.	1.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.0%)
Aerospace & Defense (5.3%)
Astronics Corp.*	20,100	$1,261
Curtiss-Wright Corp.	17,100	1,228
HEICO Corp.	15,737	815
Kratos Defense & Security Solutions, Inc.*	158,500	1,194
		4,498
Auto Components (2.6%)
Gentherm, Inc.*	23,300	1,138
Motorcar Parts of America, Inc.*	35,100	1,064
		2,202
Banks (1.4%)
Bank of the Ozarks, Inc.	36,300	1,160
Biotechnology (4.3%)
Dyax Corp.*	42,400	433
Novavax, Inc.*	189,600	889
Ophthotech Corp.*	11,000	429
Portola Pharmaceuticals, Inc.*	15,900	443
PTC Therapeutics, Inc.*	13,300	421
Puma Biotechnology, Inc.*	4,000	1,042
		3,657
Capital Markets (2.2%)
Evercore Partners, Inc. Class A	23,700	1,214
Stifel Financial Corp.*	13,200	632
		1,846
Chemicals (1.9%)
PolyOne Corp.	41,300	1,620
Communications Equipment (1.1%)
Arista Networks, Inc.*	11,300	948
Consumer Finance (1.2%)
Portfolio Recovery Associates, Inc.*	17,800	1,012
	Number of Shares	Value† (000's)[z]
Containers & Packaging (1.7%)
Graphic Packaging Holding Co.*	117,100	$1,498
Diversified Consumer Services (1.2%)
Bright Horizons Family Solutions, Inc.*	25,400	1,033
Food Products (3.0%)
Hain Celestial Group, Inc.*	14,400	1,416
TreeHouse Foods, Inc.*	14,300	1,180
		2,596
Health Care Equipment & Supplies (6.2%)
LDR Holding Corp.*	47,100	1,275
Spectranetics Corp.*	53,800	1,527
Tornier NV*	63,400	1,371
Wright Medical Group, Inc.*	37,300	1,113
		5,286
Health Care Providers & Services (6.8%)
Acadia Healthcare Co., Inc.*	37,895	1,941
Air Methods Corp.*	21,000	1,232
HealthSouth Corp.	22,600	890
LifePoint Hospitals, Inc.*	12,100	905
Surgical Care Affiliates, Inc.*	28,500	848
		5,816
Hotels, Restaurants & Leisure (3.4%)
Buffalo Wild Wings, Inc.*	5,900	871
La Quinta Holdings, Inc.*	40,800	806
Vail Resorts, Inc.	16,000	1,272
		2,949
Internet Software & Services (4.8%)
comScore, Inc.*	16,700	640
Constant Contact, Inc.*	36,100	1,125
	Number of Shares	Value† (000's)[z]
Cornerstone OnDemand, Inc.*	30,200	$1,131
Demandware, Inc.*	23,200	1,233
		4,129
IT Services (3.8%)
Blackhawk Network Holdings, Inc.*	30,200	833
iGATE Corp.*	39,200	1,467
WEX, Inc.*	8,200	932
		3,232
Leisure Products (1.5%)
Brunswick Corp.	29,800	1,281
Life Sciences Tools & Services (1.3%)
Techne Corp.	11,300	1,079
Machinery (1.3%)
CLARCOR, Inc.	17,500	1,106
Media (1.3%)
Rentrak Corp.*	21,100	1,077
Metals & Mining (1.3%)
Stillwater Mining Co.*	60,100	1,116
Multiline Retail (2.3%)
Tuesday Morning Corp.*	111,100	1,953
Oil, Gas & Consumable Fuels (7.2%)
Abraxas Petroleum Corp.*	232,100	1,372
Carrizo Oil & Gas, Inc.*	22,500	1,411
Sanchez Energy Corp.*	52,000	1,726
Synergy Resources Corp.*	119,200	1,604
		6,113
Personal Products (1.9%)
IGI Laboratories, Inc.*	233,800	1,611
Pharmaceuticals (4.6%)
Akorn, Inc.*	28,400	1,108
Depomed, Inc.*	72,800	1,118
Flamel Technologies SA ADR*	53,200	798

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Pacira Pharmaceuticals, Inc.*	8,500		$920
		3,944
Professional Services (1.3%)
Paylocity Holding Corp.*	48,100	1,093
Road & Rail (2.5%)
Old Dominion Freight Line, Inc.*	18,071	1,205
Saia, Inc.*	19,900	944
		2,149
Semiconductors & Semiconductor Equipment (7.8%)
Cavium, Inc.*	47,000	2,640
Microsemi Corp.*	42,700	1,138
Monolithic Power Systems, Inc.	37,800	1,806
Synaptics, Inc.*	13,300	1,092
		6,676
Software (7.8%)
MobileIron, Inc.*	84,000	973
NetScout Systems, Inc.*	33,100	1,525
Proofpoint, Inc.*	36,500	1,456
PTC, Inc.*	28,300	1,095
Ultimate Software Group, Inc.*	11,100	1,632
		6,681
Specialty Retail (1.8%)
Lithia Motors, Inc. Class A	10,700	935
Sportsman's Warehouse Holdings, Inc.*	105,400	634
		1,569
Textiles, Apparel & Luxury Goods (2.7%)
G-III Apparel Group Ltd.*	13,500	1,114
Oxford Industries, Inc.	19,800	1,215
		2,329
Trading Companies & Distributors (1.5%)
Air Lease Corp.	32,900	1,247
Total Common Stocks (Cost $78,455)		84,506
	Number of Shares	Value† (000's)[z]
Short-Term Investments (0.7%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $570)	570,260	$570
Total Investments## (99.7%) (Cost $79,025)		85,076
Cash, receivables and other assets, less liabilities (0.3%)		261
Total Net Assets (100.0%)		$85,337

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS

1	Newell Rubbermaid, Inc.	5.1%
2	Texas Instruments, Inc.	5.0%
3	American Express Co.	4.7%
4	TJX Cos., Inc.	4.5%
5	Danaher Corp.	4.2%
6	Progressive Corp.	4.1%
7	3M Co.	3.5%
8	eBay, Inc.	3.4%
9	Unilever NV	3.4%
10	Noble Energy, Inc.	3.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.4%)
Airlines (1.8%)
Ryanair Holdings PLC ADR*	788,614	$43,295
Auto Components (1.4%)
BorgWarner, Inc.	560,683	34,869
Banks (3.1%)
U.S. Bancorp	1,789,232	75,649
Commercial Services & Supplies (1.1%)
Herman Miller, Inc.	899,678	26,739
Consumer Finance (4.7%)
American Express Co.	1,263,048	113,106
Diversified Financial Services (3.1%)
Intercontinental Exchange, Inc.	398,022	75,226
Diversified Telecommunication Services (1.5%)
tw telecom, inc.*	914,635	37,532
Electric Utilities (1.0%)
Northeast Utilities	534,884	24,546
Energy Equipment & Services (2.4%)
Schlumberger Ltd.	538,552	59,047
Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	523,405	63,374
Food Products (5.9%)
J.M. Smucker Co.	599,420	61,501
Unilever NV	1,996,572	83,137
		144,638
Health Care Equipment & Supplies (5.1%)
Abbott Laboratories	1,324,342	55,940
Becton, Dickinson & Co.	590,118	69,144
		125,084
Household Durables (5.1%)
Newell Rubbermaid, Inc.	3,725,366	124,874
Household Products (2.4%)
Procter & Gamble Co.	696,849	57,915
	Number of Shares	Value† (000's)[z]
Industrial Conglomerates (7.7%)
3M Co.	592,970	$85,388
Danaher Corp.	1,327,887	101,729
		187,117
Industrial Gases (1.9%)
Praxair, Inc.	352,975	46,434
Insurance (4.1%)
Progressive Corp.	4,020,864	100,602
Internet Software & Services (3.4%)
eBay, Inc.*	1,503,842	83,463
IT Services (1.3%)
MasterCard, Inc. Class A	419,289	31,786
Metals & Mining (2.0%)
Nucor Corp.	889,937	48,341
Oil, Gas & Consumable Fuels (4.4%)
Cimarex Energy Co.	181,882	26,402
Noble Energy, Inc.	1,125,243	81,175
		107,577
Pharmaceuticals (5.5%)
Roche Holding AG	235,230	68,592
Sanofi ADR	1,187,087	64,934
		133,526
Professional Services (3.3%)
Robert Half International, Inc.	1,596,699	80,170
Road & Rail (2.0%)
J.B. Hunt Transport Services, Inc.	634,771	47,957
Semiconductors & Semiconductor Equipment (7.6%)
Microchip Technology, Inc.	1,304,456	63,696
Texas Instruments, Inc.	2,512,632	121,059
		184,755
Software (3.1%)
Intuit, Inc.	909,126	75,621
Specialty Chemicals (0.9%)
Novozymes A/S B Shares	442,723	20,555
	Number of Shares	Value† (000's)[z]
Specialty Retail (6.0%)
O'Reilly Automotive, Inc.*	231,721	$36,144
TJX Cos., Inc.	1,840,293	109,700
		145,844
Trading Companies & Distributors (3.0%)
NOW, Inc.*	729,934	24,110
W.W. Grainger, Inc.	203,089	50,000
		74,110
Total Common Stocks (Cost $1,791,635)		2,373,752
	Principal Amount
Short-Term Investments (2.4%)
Certificates of Deposit (0.0%)
Carver Federal Savings Bank Self Help Credit Union, 0.25%, due 9/24/14	$100,000	100
Self Help Credit Union, 0.25%, due 10/16/14	250,000	250
Self Help Credit Union, 0.25%, due 11/16/14	250,000	250
		600	#
	Number of Shares
Money Market Fund (2.4%)
State Street Institutional Treasury Money Market Fund Premier Class	57,296,591	57,297
Total Short-Term Investments (Cost $57,897)		57,897
Total Investments## (99.8%) (Cost $1,849,532)		2,431,649
Cash, receivables and other assets, less liabilities (0.2%)		4,519
Total Net Assets (100.0%)		$2,436,168

See Notes to Schedule of Investments

Schedule of Investments Value Fund

TOP TEN EQUITY HOLDINGS

1	Bank of New York Mellon Corp.	3.7%
2	Cisco Systems, Inc.	3.5%
3	Eaton Corp. PLC	3.2%
4	JPMorgan Chase & Co.	3.0%
5	Lincoln National Corp.	2.9%
6	Goldman Sachs Group, Inc.	2.6%
7	American Airlines Group, Inc.	2.6%
8	Intel Corp.	2.5%
9	MetLife, Inc.	2.5%
10	CME Group, Inc.	2.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (91.3%)
Airlines (5.3%)
American Airlines Group, Inc.	14,258	$555
Delta Air Lines, Inc.	3,294	130
United Continental Holdings, Inc.*	9,126	435
		1,120
Automobiles (1.0%)
Ford Motor Co.	11,991	209
Banks (11.3%)
Citigroup, Inc.	6,945	359
Comerica, Inc.	6,224	313
JPMorgan Chase & Co.	10,807	643
M&T Bank Corp.	2,765	342
PNC Financial Services Group, Inc.	4,047	343
Regions Financial Corp.	13,607	138
Wells Fargo & Co.	4,922	253
		2,391
Capital Markets (8.3%)
Bank of New York Mellon Corp.	19,830	777
Goldman Sachs Group, Inc.	3,109	557
Invesco Ltd.	8,061	329
Morgan Stanley	2,382	82
		1,745
Chemicals (4.4%)
Dow Chemical Co.	5,150	276
LyondellBasell Industries NV Class A	3,883	444
Monsanto Co.	1,715	198
		918
Communications Equipment (3.5%)
Cisco Systems, Inc.	29,758	744
Diversified Financial Services (2.4%)
CME Group, Inc.	6,709	514
Electrical Equipment (3.2%)
Eaton Corp. PLC	9,531	665
	Number of Shares	Value† (000's)[z]
Electronic Equipment, Instruments & Components (0.8%)
Corning, Inc.	8,487	$177
Energy Equipment & Services (2.3%)
Halliburton Co.	2,381	161
McDermott International, Inc.*	44,523	320
		481
Food Products (1.1%)
WhiteWave Foods Co.*	6,469	226
Health Care Equipment & Supplies (3.6%)
Baxter International, Inc.	1,101	83
Boston Scientific Corp.*	15,986	203
Covidien PLC	4,359	378
Hologic, Inc.*	4,223	105
		769
Health Care Providers & Services (1.8%)
Tenet Healthcare Corp.*	703	43
UnitedHealth Group, Inc.	3,985	345
		388
Hotels, Restaurants & Leisure (2.3%)
Carnival Corp.	12,816	485
Independent Power and Renewable Electricity Producers (0.9%)
Calpine Corp.*	8,110	193
Industrial Conglomerates (1.9%)
General Electric Co.	15,788	410
Insurance (5.3%)
Lincoln National Corp.	11,047	608
MetLife, Inc.	9,515	521
		1,129
Machinery (9.3%)
Caterpillar, Inc.	1,739	190
Cummins, Inc.	2,640	383
Joy Global, Inc.	7,328	463
Kubota Corp. ADR	4,164	298
	Number of Shares	Value† (000's)[z]
Pall Corp.	2,009	$169
Terex Corp.	12,515	468
		1,971
Media (0.1%)
News Corp. Class A*	1,158	20
Metals & Mining (3.6%)
Newmont Mining Corp.	15,133	410
United States Steel Corp.	9,234	357
		767
Multiline Retail (2.9%)
JC Penney Co., Inc.*	12,843	139
Kohl's Corp.	3,411	200
Target Corp.	4,612	277
		616
Oil, Gas & Consumable Fuels (4.4%)
Antero Resources Corp.*	3,720	215
Apache Corp.	557	57
Devon Energy Corp.	2,006	151
Noble Energy, Inc.	1,428	103
Occidental Petroleum Corp.	2,611	271
Range Resources Corp.	1,709	134
		931
Pharmaceuticals (5.4%)
Eli Lilly & Co.	3,229	205
Johnson & Johnson	3,745	389
Merck & Co., Inc.	5,850	352
Teva Pharmaceutical Industries Ltd. ADR	3,892	204
		1,150
Semiconductors & Semiconductor Equipment (2.5%)
Intel Corp.	15,136	528
Software (2.0%)
Microsoft Corp.	9,043	411
Specialty Retail (0.3%)
American Eagle Outfitters, Inc.	3,591	51

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Technology Hardware, Storage & Peripherals (1.0%)
SanDisk Corp.	2,243	$220
Textiles, Apparel & Luxury Goods (0.4%)
Ralph Lauren Corp.	512	87
Total Common Stocks (Cost $17,680)		19,316
Exchange Traded Funds (1.1%)
SPDR Gold Shares* (Cost $244)	1,936	240
Short-Term Investments (5.5%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $1,158)	1,157,583	1,158
Total Investments## (97.9%) (Cost $19,082)		20,714
Cash, receivables and other assets, less liabilities (2.1%)		445
Total Net Assets (100.0%)		$21,159

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman All Cap Core Fund ("All Cap Core") (formerly, Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select") (formerly, Neuberger Berman International Large Cap Fund), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, convertible preferred stocks and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of participatory notes is determined by Management by obtaining valuations from an independent pricing service based on the underlying equity security and applicable exchange rate.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of August 31, 2014:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
All Cap Core
Investments:
Common Stocks§	$90,189	$—	$—	$90,189
Short-Term Investments	—	10,350	—	10,350
Total Investments	90,189	10,350	—	100,539
Emerging Markets Equity
Investments:
Common Stocks§
India	—	69,215	—	69,215
Qatar	—	9,703	—	9,703
Russia	11,835	13,030	—	24,865
Thailand	—	9,206	—	9,206
Other Common Stocksß	494,025	—	—	494,025
Total Common Stocks	505,860	101,154	—	607,014
Short-Term Investments	—	15,786	—	15,786
Total Investments	505,860	116,940	—	622,800
Equity Income
Investments:
Common Stocks§	2,381,778	—	—	2,381,778
Convertible Bonds	—	58,531	—	58,531
Short-Term Investments	—	32,319	—	32,319
Total Investments	2,381,778	90,850	—	2,472,628
Focus
Investments:
Common Stocks§	821,229	—	—	821,229
Short-Term Investments	—	26,642	—	26,642
Total Investments	821,229	26,642	—	847,871
Genesis
Investments:
Common Stocks§	13,203,274	—	—	13,203,274
Short-Term Investments	—	489,127	—	489,127
Total Investments	13,203,274	489,127	—	13,692,401

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
Global Equity
Investments:
Common Stocks§
Israel	$653	$491	$—	$1,144
Other Common Stocksß	36,507	—	—	36,507
Total Common Stocks	37,160	491	—	37,651
Short-Term Investments	—	2,248	—	2,248
Total Investments	37,160	2,739	—	39,899
Global Thematic Opportunities
Investments:
Common Stocks§	73,879	—	—	73,879
Exchange Traded Funds	1,822	—	—	1,822
Convertible Bonds	—	779	—	779
Short-Term Investments	—	6,649	—	6,649
Total Investments	75,701	7,428	—	83,129
Greater China Equity
Investments:
Common Stocks§	54,880	—	—	54,880
Participatory Notes§	16,861	—	—	16,861
Short-Term Investments	—	877	—	877
Total Investments	71,741	877	—	72,618
Guardian
Investments:
Common Stocks§	1,479,953	—	—	1,479,953
Short-Term Investments	—	27,356	—	27,356
Total Investments	1,479,953	27,356	—	1,507,309
International Equity
Investments:
Common Stocks§
Israel	22,563	14,956	—	37,519
Other Common Stocksß	1,062,094	—	—	1,062,094
Total Common Stocks	1,084,657	14,956	—	1,099,613
Short-Term Investments	—	32,332	—	32,332
Total Investments	1,084,657	47,288	—	1,131,945

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
International Select
Investments:
Common Stocks§
Israel	$5,532	$3,970	$—	$9,502
Other Common Stocksß	226,395	—	—	226,395
Total Common Stocks	231,927	3,970	—	235,897
Short-Term Investments	—	5,137	—	5,137
Total Investments	231,927	9,107	—	241,034
Intrinsic Value
Investments:
Common Stocks§	266,171	—	—	266,171
Short-Term Investments	—	10,852	—	10,852
Total Investments	266,171	10,852	—	277,023
Large Cap Disciplined Growth
Investments:
Common Stocks§	225,692	—	—	225,692
Short-Term Investments	—	5,207	—	5,207
Total Investments	225,692	5,207	—	230,899
Large Cap Value
Investments:
Common Stocks§	1,617,770	—	—	1,617,770
Exchange Traded Funds	20,079	—	—	20,079
Short-Term Investments	—	34,844	—	34,844
Total Investments	1,637,849	34,844	—	1,672,693
Mid Cap Growth
Investments:
Common Stocks§	973,868	—	—	973,868
Short-Term Investments	—	34,299	—	34,299
Total Investments	973,868	34,299	—	1,008,167
Mid Cap Intrinsic Value
Investments:
Common Stocks§	79,447	—	—	79,447
Short-Term Investments	—	3,719	—	3,719
Total Investments	79,447	3,719	—	83,166
Multi-Cap Opportunities
Investments:
Common Stocks§	2,695,931	—	—	2,695,931
Short-Term Investments	—	57,144	—	57,144
Total Investments	2,695,931	57,144	—	2,753,075
See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
Real Estate
Investments:
Common Stocks§	$1,035,070	$—	$—	$1,035,070
Short-Term Investments	—	1,636	—	1,636
Total Investments	1,035,070	1,636	—	1,036,706
Small Cap Growth
Investments:
Common Stocks§	84,506	—	—	84,506
Short-Term Investments	—	570	—	570
Total Investments	84,506	570	—	85,076
Socially Responsive
Investments:
Common Stocks§	2,373,752	—	—	2,373,752
Short-Term Investments§	—	57,897	—	57,897
Total Investments	2,373,752	57,897	—	2,431,649
Value
Investments:
Common Stocks§	19,316	—	—	19,316
Exchange Traded Funds	240	—	—	240
Short-Term Investments	—	1,158	—	1,158
Total Investments	19,556	1,158	—	20,714

§  The Schedule of Investments (or Summary Schedule of Investments by Industry for the global/international funds) provides information on the industry for the portfolio.

ß  Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

As of the year ending August 31, 2014, certain securities were transferred from one level to another based on beginning of period market values as of August 31, 2013. Approximately $19,532,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity. Interactive provided adjusted prices for these securities as of August 31, 2014, as stated in the description of the valuation methods of foreign equity securities in footnote † above. Also, approximately $137,287,000, $117,283,000, $1,978,000, $6,549,000, $21,528,000, $176,982,000 and $41,534,000 were transferred from Level 2 to Level 1 for Emerging Markets Equity, Equity Income, Global Equity, Global Thematic Opportunities, Greater China Equity, International Equity and International Select due to active market activity on recognized exchanges as of August 31, 2014. These securities had been categorized as Level 2 as of August 31, 2013, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date. In addition, approximately $10,157,000 was transferred from Level 2 to Level 1 for Real Estate due to market quotations being readily available as of August 31, 2014. A security had been categorized as Level 2 as of August 31, 2013, due to a management appraised fair valuation as of that date.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of August 31, 2014:

Liability Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(2,064)	$—	$—	$(2,064)

#  At cost, which approximates market value.

##  At August 31, 2014, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Cap Core	$83,625	$17,196	$282	$16,914
Emerging Markets Equity	555,906	89,764	22,870	66,894
Equity Income	2,103,886	378,681	9,939	368,742
Focus	703,466	148,231	3,826	144,405
Genesis	7,757,243	6,023,846	88,688	5,935,158
Global Equity	35,154	5,280	535	4,745
Global Thematic Opportunities	70,093	13,639	603	13,036
Greater China Equity	66,172	7,117	671	6,446
Guardian	1,113,729	393,611	31	393,580
International Equity	960,748	188,003	16,806	171,197
International Select	199,711	43,901	2,578	41,323
Intrinsic Value	209,881	75,097	7,955	67,142
Large Cap Disciplined Growth	189,133	42,548	782	41,766
Large Cap Value	1,409,240	268,708	5,255	263,453
Mid Cap Growth	737,641	273,813	3,287	270,526
Mid Cap Intrinsic Value	64,314	19,601	749	18,852
Multi-Cap Opportunities	2,241,495	521,065	9,485	511,580
Real Estate	896,861	147,530	7,685	139,845
Small Cap Growth	79,553	6,807	1,284	5,523
Socially Responsive	1,849,298	582,521	170	582,351
Value	19,118	1,662	66	1,596

*  Security did not produce income during the last twelve months.

‡‡  At August 31, 2014, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Chevron Corp., Call	300	140	January 2015	$(26,000)
Deere & Co., Put	500	75	January 2015	(45,000)
Deere & Co., Put	500	77.5	January 2015	(74,000)
Eli Lilly & Co., Call	295	70	January 2015	(12,000)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Equity Residential, Call	34	65	October 2014	$(7,000)
Equity Residential, Call	500	65	January 2015	(142,000)
Equity Residential, Call	149	67.5	January 2015	(19,000)
General Dynamics Corp., Call	500	125	November 2014	(130,000)
Golar LNG Ltd., Call	300	75	January 2015	(58,000)
Golar LNG Ltd., Call	600	80	January 2015	(90,000)
Home Depot, Inc., Call	500	90	January 2015	(260,000)
Home Depot, Inc., Call	500	90	February 2015	(267,000)
JPMorgan Chase & Co., Call	500	65	March 2015	(45,000)
JPMorgan Chase & Co., Call	500	67.5	June 2015	(49,000)
MetLife, Inc., Put	467	47	January 2015	(33,000)
MetLife, Inc., Put	500	50	January 2015	(64,000)
Microsoft Corp., Call	500	45	January 2015	(108,000)
Microsoft Corp., Call	500	46	January 2015	(78,000)
Microsoft Corp., Call	500	50	April 2015	(46,000)
Norfolk Southern Corp., Call	500	110	December 2014	(112,000)
Norfolk Southern Corp., Call	272	115	December 2014	(23,000)
Norfolk Southern Corp., Call	500	110	January 2015	(138,000)
Norfolk Southern Corp., Call	400	115	January 2015	(49,000)
Occidental Petroleum Corp., Put	400	85	January 2015	(23,000)
ONEOK, Inc., Call	500	72.5	January 2015	(85,000)
Southern Copper Corp., Put	50	28	March 2015	(4,000)
Southern Copper Corp., Put	500	29	March 2015	(50,000)
Spectra Energy Corp., Call	500	44	January 2015	(27,000)
			Total	$(2,064,000)

  µ  Rounded to the nearest thousand.

At August 31, 2014, Equity Income had deposited $18,175,395 in a segregated account to cover requirements on put options written.

@  All or a portion of this security is pledged in connection with outstanding call options written.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At August 31, 2014, these securities amounted to approximately $28,374,000 or 1.1% of net assets for Equity Income, approximately $2,579,000 or 3.5% of net assets for Greater China Equity, approximately $7,875,000 or 0.7% of net assets for International Equity and approximately $11,300,000 or 1.1% of net assets for Real Estate.

a  Effective June 2, 2014. Formerly, Neuberger Berman International Large Cap Fund through June 1, 2014.

b  Effective September 2, 2014. Formerly, Neuberger Berman Select Equities Fund through September 1, 2014.

c  These securities have been deemed by the investment manager to be illiquid. Restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

At August 31, 2014, these securities amounted to approximately $17,048,000 or 0.1% of net assets for Genesis and approximately $2,167,000 or 2.9% of net assets for Greater China Equity, respectively.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of August 31, 2014	Fair Value Percentage of Net Assets as of August 31, 2014
Genesis	Stella-Jones, Inc.	11/20/2012	$10,579	0.1%	$17,048	0.1%
Greater China Equity	Beijing SL Pharmaceutical Co. Ltd., Class A	8/22/2014	354	0.5%	364	0.5%
	Daqin Railway Co. Ltd., Class A	8/14/2014	41	0.1%	42	0.1%
	Kangda International Environmental Co. Ltd.	8/7/2014	35	0.1%	42	0.1%
	Ping An Insurance Group Co. of China Ltd., Class A	8/14/2014	68	0.1%	66	0.1%
	Poly Real Estate Group Co. Ltd., Class A	8/14/2014	68	0.1%	67	0.1%
	Poly Real Estate Group Co. Ltd., Class A	8/22/2014	366	0.5%	365	0.5%
	SAIC Motor Corp. Ltd., Class A	8/22/2014	103	0.1%	101	0.1%
	SDIC Power Holdings Co. Ltd., Class A	8/22/2014	120	0.2%	125	0.1%
	WH Group Ltd.	7/30/2014	741	1.1%	753	1.0%
	XJ Electric Co. Ltd., Class A	8/22/2014	217	0.3%	212	0.3%
	Zhejiang Dahua Technology Co. Ltd., Class A	8/22/2014	34	0.0%	30	0.0%

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

^  Affiliated issuer (see Note F of Notes to Financial Statements).

^^  Value of the security was determined using methods the Board has approved in the good-faith belief the resulting valuation will reflect the fair value of the security.

±  See Note A-10 in the Notes to Financial Statements for the Fund's open positions in derivatives at August 31, 2014.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	ALL CAP CORE FUND[a]	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$100,539	$622,800	$2,472,628	$847,871	$8,356,983	$39,899	$83,129	$72,618	$1,507,309	$1,131,945
Affiliated issuers	—	—	—	—	5,335,418	—	—	—	—	—
	100,539	622,800	2,472,628	847,871	13,692,401	39,899	83,129	72,618	1,507,309	1,131,945
Cash	—	—	1,115	—	—	—	—	—	—	—
Foreign currency*	—	2,469	145	—	356	2	—	1,527	—	668
Deposits with brokers for open option contracts	—	—	18,175	—	—	—	—	—	—	—
Dividends and interest receivable	113	552	8,580	1,339	15,596	47	105	6	2,737	3,799
Receivable for securities sold	—	4,327	—	889	83,555	230	—	2,271	—	2,559
Receivable for Fund shares sold	100	183	2,286	322	7,666	—	39	7	603	804
Receivable from Management—net (Note B)	—	23	—	—	—	23	3	30	—	—
Prepaid expenses and other assets	13	50	87	63	395	20	21	23	128	64
Total Assets	100,765	630,404	2,503,016	850,484	13,799,969	40,221	83,297	76,482	1,510,777	1,139,839
Liabilities
Option contracts written, at value** (Note A)	—	—	2,064	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	1,777	—	—	—	—	—
Payable for securities purchased	—	2,865	2,707	2,519	10,719	622	—	2,185	—	4,593
Payable for Fund shares redeemed	85	399	1,433	205	51,720	—	2	1	530	674
Payable to investment manager—net (Note B)	46	512	966	366	7,665	25	60	67	620	570
Payable to administrator—net (Note B)	4	—	878	211	2,704	—	—	—	361	202
Payable to trustees	4	4	4	4	4	4	4	4	4	4
Accrued expenses and other payables	93	408	361	214	1,573	86	87	266	382	273
Total Liabilities	232	4,188	8,413	3,519	76,162	737	153	2,523	1,897	6,316
Net Assets	$100,533	$626,216	$2,494,603	$846,965	$13,723,807	$39,484	$83,144	$73,959	$1,508,880	$1,133,523
Net Assets consist of:
Paid-in capital	$71,567	$579,058	$2,019,519	$573,169	$6,800,799	$33,742	$73,547	$62,643	$933,950	$1,224,934
Undistributed net investment income (loss)	—	4,627	—	3,504	12,211	226	113	627	8,457	12,034
Distributions in excess of net investment income	(8)	—	(2,844)	—	—	—	—	—	—	—
Accumulated net realized gains (losses) on investments	12,054	(25,717)	104,756	124,586	960,714	739	(3,349)	3,883	172,685	(276,840)
Net unrealized appreciation (depreciation) in value of investments	16,920	68,248	373,172	145,706	5,950,083	4,777	12,833	6,806	393,788	173,395
Net Assets	$100,533	$626,216	$2,494,603	$846,965	$13,723,807	$39,484	$83,144	$73,959	$1,508,880	$1,133,523
Net Assets
Investor Class	$—	$—	$—	$699,412	$2,437,592	$—	$—	$—	$1,165,081	$124,385
Trust Class	—	—	—	125,667	2,935,267	—	—	—	136,607	67,719
Advisor Class	—	—	—	7,061	598,909	—	—	—	372	—
Institutional Class	59,298	514,830	1,578,479	9,433	5,061,356	38,930	82,799	72,143	129,380	887,284
Class A	25,675	19,948	462,611	3,921	—	387	215	1,694	73,843	26,181
Class C	15,560	6,967	450,099	1,471	—	167	130	122	2,902	6,097
Class R3	—	640	3,414	—	—	—	—	—	695	—
Class R6	—	83,831	—	—	2,690,683	—	—	—	—	21,857

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	ALL CAP CORE FUND[a]	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	23,491	59,616	—	—	—	57,033	6,009
Trust Class	—	—	—	6,088	46,439	—	—	—	8,987	2,942
Advisor Class	—	—	—	542	18,613	—	—	—	21	—
Institutional Class	5,192	28,774	119,672	316	83,356	3,471	7,740	5,926	6,319	78,384
Class A	2,281	1,121	35,208	191	—	35	20	139	4,897	1,138
Class C	1,463	404	34,461	116	—	15	12	10	169	268
Class R3	—	37	260	—	—	—	—	—	40	—
Class R6	—	4,681	—	—	44,293	—	—	—	—	1,914
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$29.77	$40.89	$—	$—	$—	$20.43	$20.70
Trust Class	—	—	—	20.64	63.21	—	—	—	15.20	23.02
Advisor Class	—	—	—	13.03	32.18	—	—	—	17.55	—
Institutional Class	11.42	17.89	13.19	29.83	60.72	11.22	10.70	12.17	20.47	11.32
Class R3	—	17.47	13.12	—	—	—	—	—	17.54	—
Class R6	—	17.91	—	—	60.75	—	—	—	—	11.42
Net Asset Value and redemption price per share
Class A	$11.25	$17.80	$13.14	$20.50	$—	$11.14	$10.62	$12.14	$15.08	$23.01
Offering Price per share
Class A‡	$11.94	$18.89	$13.94	$21.75	$—	$11.82	$11.27	$12.88	$16.00	$24.41
Net Asset Value and offering price per share
Class C^	$10.64	$17.26	$13.06	$12.70	$—	$10.89	$10.44	$12.03	$17.18	$22.72
*Cost of Investments:
Unaffiliated issuers	$83,619	$554,449	$2,098,920	$702,165	$4,609,137	$35,122	$70,296	$65,657	$1,113,515	$958,495
Affiliated issuers	—	—	—	—	3,133,181	—	—	—	—	—
Total cost of investments	$83,619	$554,449	$2,098,920	$702,165	$7,742,318	$35,122	$70,296	$65,657	$1,113,515	$958,495
Total cost of foreign currency	$—	$2,470	$145	$—	$356	$2	$—	$1,527	$—	$670
**Premium received from option contracts written	$—	$—	$1,527	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a  Formerly Select Equities Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND[b]	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$241,034	$277,023	$230,899	$1,672,693	$1,008,167	$83,166	$2,753,075	$1,036,706	$85,076	$2,431,649
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
	241,034	277,023	230,899	1,672,693	1,008,167	83,166	2,753,075	1,036,706	85,076	2,431,649
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	126	—	—	—	—	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	694	127	285	3,027	428	51	5,970	615	10	5,209
Receivable for securities sold	—	1,028	5,318	99,810	9,225	—	—	4,992	3,323	—
Receivable for Fund shares sold	29	335	53	237	649	56	4,022	769	48	4,554
Receivable from Management—net (Note B)	—	—	—	—	—	—	—	—	12	—
Prepaid expenses and other assets	44	24	23	107	67	33	66	70	37	100
Total Assets	241,927	278,537	236,578	1,775,874	1,018,536	83,306	2,763,133	1,043,152	88,506	2,441,512
Liabilities
Option contracts written, at value** (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	952	—	3,004	28,843	1,320	—	—	—	2,748	—
Payable for Fund shares redeemed	9	44	1,289	740	818	39	1,269	2,240	272	3,372
Payable to investment manager—net (Note B)	111	195	111	704	430	17	1,174	704	60	949
Payable to administrator—net (Note B)	16	12	51	469	220	21	433	113	—	586
Payable to trustees	4	4	4	4	4	4	4	4	4	4
Accrued expenses and other payables	136	68	102	339	210	67	269	216	85	433
Total Liabilities	1,228	323	4,561	31,099	3,002	148	3,149	3,277	3,169	5,344
Net Assets	$240,699	$278,214	$232,017	$1,744,775	$1,015,534	$83,158	$2,759,984	$1,039,875	$85,337	$2,436,168
Net Assets consist of:
Paid-in capital	$239,926	$195,960	$127,469	$1,275,236	$657,720	$56,141	$2,153,638	$871,491	$87,291	$1,600,789
Undistributed net investment income (loss)	2,273	—	—	13,641	(2,889)	593	16,877	—	(445)	17,453
Distributions in excess of net investment income	—	(124)	(13)	—	—	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(42,899)	13,893	61,916	191,231	90,231	7,654	76,324	28,140	(7,560)	235,819
Net unrealized appreciation (depreciation) in value of investments	41,399	68,485	42,645	264,667	270,472	18,770	513,145	140,244	6,051	582,107
Net Assets	$240,699	$278,214	$232,017	$1,744,775	$1,015,534	$83,158	$2,759,984	$1,039,875	$85,337	$2,436,168
Net Assets
Investor Class	$—	$—	$11,201	$1,238,326	$415,603	$43,360	$—	$—	$50,702	$821,077
Trust Class	12,958	—	—	141,066	69,567	14,389	—	314,270	5,471	418,369
Advisor Class	—	—	—	216,114	10,316	—	—	—	3,472	—
Institutional Class	211,647	251,995	185,049	143,450	382,521	17,966	2,566,391	463,483	18,978	706,475
Class A	9,299	13,545	12,712	2,717	100,739	5,196	143,086	171,912	4,389	133,991
Class C	4,620	12,674	22,901	2,969	6,039	1,875	50,507	40,398	1,826	44,465
Class R3	2,175	—	154	133	8,281	372	—	23,470	499	32,211
Class R6	—	—	—	—	22,468	—	—	26,342	—	279,580

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND[b]	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014	August 31, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	1,344	36,509	28,370	1,840	—	—	1,848	22,226
Trust Class	1,156	—	—	5,749	2,981	711	—	21,380	184	17,257
Advisor Class	—	—	—	10,742	434	—	—	—	177	—
Institutional Class	18,880	16,819	22,074	4,205	25,688	761	157,780	31,446	680	19,091
Class A	835	918	1,527	111	4,321	257	8,872	11,701	147	5,568
Class C	421	887	2,853	153	259	94	3,216	2,751	95	1,887
Class R3	197	—	19	7	348	18	—	1,599	25	1,350
Class R6	—	—	—	—	1,507	—	—	1,788	—	7,551
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$8.33	$33.92	$14.65	$23.56	$—	$—	$27.44	$36.94
Trust Class	11.21	—	—	24.54	23.33	20.24	—	14.70	29.72	24.24
Advisor Class	—	—	—	20.12	23.77	—	—	—	19.63	—
Institutional Class	11.21	14.98	8.38	34.11	14.89	23.59	16.27	14.74	27.92	37.00
Class R3	11.05	—	8.27	20.32	23.79	20.23	—	14.68	19.67	23.85
Class R6	—	—	—	—	14.91	—	—	14.74	—	37.03
Net Asset Value and redemption price per share
Class A	$11.14	$14.76	$8.33	$24.55	$23.32	$20.24	$16.13	$14.69	$29.92	$24.06
Offering Price per share
Class A‡	$11.82	$15.66	$8.84	$26.05	$24.74	$21.47	$17.11	$15.59	$31.75	$25.53
Net Asset Value and offering price per share
Class C^	$10.97	$14.29	$8.03	$19.40	$23.35	$20.00	$15.71	$14.68	$19.16	$23.57
*Cost of Investments:
Unaffiliated issuers	$199,628	$208,538	$188,254	$1,408,026	$737,695	$64,396	$2,239,930	$896,462	$79,025	$1,849,532
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$199,628	$208,538	$188,254	$1,408,026	$737,695	$64,396	$2,239,930	$896,462	$79,025	$1,849,532
Total cost of foreign currency	$127	$—	$—	$—	$—	$—	$—	$—	$—	$—
**Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

b  Formerly International Large Cap Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
August 31, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$20,714
Affiliated issuers	—
20,714
Cash	—
Foreign currency*	—
Deposits with brokers for open option contracts	—
Dividends and interest receivable	32
Receivable for securities sold	825
Receivable for Fund shares sold	47
Receivable from Management—net (Note B)	22
Prepaid expenses and other assets	12
Total Assets	21,652
Liabilities
Option contracts written, at value** (Note A)	—
Due to custodian	—
Payable for securities purchased	389
Payable for Fund shares redeemed	8
Payable to investment manager—net (Note B)	9
Payable to administrator—net (Note B)	—
Payable to trustees	4
Accrued expenses and other payables	83
Total Liabilities	493
Net Assets	$21,159
Net Assets consist of:
Paid-in capital	$18,229
Undistributed net investment income (loss)	121
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	1,177
Net unrealized appreciation (depreciation) in value of investments	1,632
Net Assets	$21,159
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	12,592
Class A	8,006
Class C	561
Class R3	—
Class R6	—
See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
August 31, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	763
Class A	488
Class C	35
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	16.51
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$16.40
Offering Price per share
Class A‡	$17.40
Net Asset Value and offering price per share
Class C^	$16.18
*Cost of Investments:
Unaffiliated issuers	$19,082
Affiliated issuers	—
Total cost of investments	$19,082
Total cost of foreign currency	$—
**Premium received from option contracts written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND[a]	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$864	$12,937	$85,595	$12,310	$90,995	$690	$1,736	$1,515	$25,229	$29,660
Dividend income—affiliated issuers (Note F)	—	—	—	—	85,374	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	2,050	—	—	—	1	—	—	—
Foreign taxes withheld (Note A)	(15)	(1,073)	(2,611)	(75)	(1,833)	(57)	(76)	(84)	(629)	(2,944)
Total income	$849	$11,864	$85,034	$12,235	$174,536	$633	$1,661	$1,431	$24,600	$26,716
Expenses:
Investment management fees (Note B)	540	5,254	11,903	4,126	94,541	280	704	654	7,110	9,142
Administration fees (Note B)	59	320	1,540	474	8,611	23	50	36	865	682
Administration fees (Note B):
Investor Class	—	—	—	1,352	5,228	—	—	—	2,262	258
Trust Class	—	—	—	319	11,068	—	—	—	467	378
Advisor Class	—	—	—	23	2,231	—	—	—	2	—
Institutional Class	45	401	1,208	9	5,030	33	74	53	101	779
Class A	64	32	1,527	6	—	1	1	1	111	49
Class C	31	11	913	2	—	—	—	—	6	8
Class R3	—	1	6	—	—	—	—	—	1	—
Class R6	—	13	—	—	448	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	—	94	—	—	—	—	137	—
Advisor Class	—	—	—	17	1,640	—	—	—	2	—
Class A	80	39	1,909	7	—	1	1	1	139	62
Class C	155	56	4,564	10	—	1	2	1	31	41
Class R3	—	2	15	—	—	—	—	—	3	—
Shareholder servicing agent fees:
Investor Class	—	—	—	348	1,629	—	—	—	750	114
Trust Class	—	—	—	9	321	—	—	—	13	46
Advisor Class	—	—	—	1	221	—	—	—	1	—
Institutional Class	6	91	131	1	539	3	6	17	10	65
Class A	8	5	166	1	—	—	1	—	8	6
Class C	3	1	70	—	—	—	—	—	1	1
Class R3	—	—	1	—	—	—	—	—	—	—
Class R6	—	5	—	—	159	—	—	—	—	1
Audit fees	60	60	62	62	62	57	57	38	62	72
Custodian and accounting fees	55	1,192	568	212	1,827	72	74	86	332	654
Insurance expense	3	16	109	25	473	1	2	1	48	37
Legal fees (Note H for International Equity Fund)	75	70	70	71	72	70	70	69	72	106
Registration and filing fees	53	121	142	95	261	46	46	83	110	152
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	1	—	157	—	—	—	4	—
Shareholder reports	22	34	275	67	1,084	10	14	5	147	120
Trustees' fees and expenses	38	38	38	38	38	38	38	36	38	38
Miscellaneous	7	35	148	31	496	10	13	12	54	70
Total expenses	1,304	7,797	25,366	7,400	136,136	646	1,153	1,093	12,887	12,881

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND[a]	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014		For the Year Ended August 31, 2014	For the Year Ended August 31, 2014
Expenses reimbursed by Management (Note B)	(237)	(1,075)	—	(2)	—	(214)	(113)	(196)		—	(227)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—		—	(2,242)
Total net expenses	1,067	6,722	25,366	7,398	136,136	432	1,040	897		12,887	10,412
Net investment income (loss)	$(218)	$5,142	$59,668	$4,837	$38,400	$201	$621	$534		$11,713	$16,304
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	15,486	186	166,141	139,112	925,583	1,118	1,106	4,597	*	205,035	58,130
Sales of investment securities of affiliated issuers (Note A)	—	—	—	—	444,869	—	—	—		—	—
Redemption in-kind (Note A)	—	—	—	—	—	—	—	—		—	—
Foreign currency (Note A)	—	(464)	(245)	—	13	(6)	(19)	(1)		(19)	(322)
Option contracts written (Note A)	—	—	2,839	—	—	—	—	—		—	—
Net increase from payments by affiliates (Note B)	12	8	72	15	619	—	2	—		31	24
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	4,262	76,488 **	245,363	14,347	336,545	5,186	7,572	6,762	**	61,939	53,117
Affiliated investment securities	—	—	—	—	50,782	—	—	—		—	—
Foreign currency	—	4	13	—	—	—	—	—		(3)	(35)
Option contracts written	—	—	(363)	—	—	—	—	—		—	—
Net gain (loss) on investments	19,760	76,222	413,820	153,474	1,758,411	6,298	8,661	11,358		266,983	110,914
Net increase (decrease) in net assets resulting from operations	$19,542	$81,364	$473,488	$158,311	$1,796,811	$6,499	$9,282	$11,892		$278,696	$127,218

a  Formerly Select Equities Fund. See Note A of Notes to Financial Statements.

*  Net of foreign capital gains tax $(30,417).

**  Change in accrued foreign capital gains tax amounted to $(92,069) for Emerging Markets Equity and $(132,467) for Greater China Equity.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND[b]	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$7,048	$1,534	$5,311	$32,151	$4,355	$1,701	$39,884	$21,461	$308	$42,028
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	10	42	25	2	38	8	1	2
Foreign taxes withheld (Note A)	(760)	(1)	(63)	(194)	(8)	—	(476)	(45)	—	(1,067)
Total income	$6,288	$1,533	$5,258	$31,999	$4,372	$1,703	$39,446	$21,424	$309	$40,963
Expenses:
Investment management fees (Note B)	1,395	2,177	1,935	8,217	4,894	422	11,422	7,739	738	11,061
Administration fees (Note B)	152	154	214	1,019	571	46	1,316	580	52	1,420
Administration fees (Note B):
Investor Class	—	—	32	2,404	815	86	—	—	105	1,627
Trust Class	48	—	—	510	216	46	—	1,046	21	1,513
Advisor Class	—	—	—	735	36	—	—	—	14	—
Institutional Class	200	204	255	113	313	13	1,841	376	15	579
Class A	22	37	65	5	197	8	233	336	10	269
Class C	9	24	50	5	11	3	64	80	4	73
Class R3	5	—	—	—	15	1	—	39	1	58
Class R6	—	—	—	—	2	—	—	3	—	53
Distribution fees (Note B):
Trust Class	14	—	—	150	—	14	—	308	6	445
Advisor Class	—	—	—	541	27	—	—	—	10	—
Class A	27	46	81	6	246	10	291	419	13	336
Class C	44	120	247	23	55	16	318	402	17	366
Class R3	14	—	1	1	38	2	—	98	2	146
Shareholder servicing agent fees:
Investor Class	—	—	21	629	337	29	—	—	71	663
Trust Class	8	—	—	21	8	10	—	66	11	55
Advisor Class	—	—	—	25	2	—	—	—	1	—
Institutional Class	16	21	52	14	40	1	609	46	9	60
Class A	3	6	7	1	30	2	37	63	2	37
Class C	1	3	4	1	3	—	10	21	1	9
Class R3	1	—	—	—	3	—	—	5	1	4
Class R6	—	—	—	—	1	—	—	1	—	19
Audit fees	62	26	26	62	26	26	25	64	26	26
Custodian and accounting fees	239	102	140	347	259	81	352	240	99	490
Insurance expense	9	7	17	60	29	3	54	37	4	79
Legal fees (Note H for International Equity Fund)	75	70	73	71	73	71	73	70	71	71
Registration and filing fees	89	49	85	113	141	87	119	174	100	152
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	5	—	7	—	—	—	—
Shareholder reports	21	24	55	128	120	19	107	159	20	232
Trustees' fees and expenses	38	37	38	38	38	38	38	38	38	38
Miscellaneous	26	9	19	62	36	6	72	40	7	92
Total expenses	2,518	3,116	3,417	15,306	8,582	1,047	16,981	12,450	1,469	19,973

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND[b]	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2014
Expenses reimbursed by Management (Note B)	(79)	(348)	(296)	—	(31)	—	—	(2,482)	(429)	—
Investment management fees waived (Note B)	—	—	—	—	—	(249)	—	—	—	—
Total net expenses	2,439	2,768	3,121	15,306	8,551	798	16,981	9,968	1,040	19,973
Net investment income (loss)	$3,849	$(1,235)	$2,137	$16,693	$(4,179)	$905	$22,465	$11,456	$(731)	$20,990
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	11,683	18,710	101,237	252,527	115,249	8,719	87,639	50,573	14,211	316,781
Sales of investment securities of affiliated issuers (Note A)	—	—	—	—	—	—	—	—	—	—
Redemption in-kind (Note A)	—	—	—	—	—	—	—	—	—	22,727
Foreign currency (Note A)	(71)	—	—	2	—	—	3	—	—	51
Option contracts written (Note A)	—	—	—	—	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	8	5	26	101	39	6	19	16	4	52
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	12,591	29,545	(34,548)	87,513	35,520	5,887	300,270	132,321	(3,502)	95,317
Affiliated investment securities	—	—	—	—	—	—	—	—	—	—
Foreign currency	(4)	—	—	—	—	—	—	—	—	(5)
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	24,207	48,260	66,715	340,143	150,808	14,612	387,931	182,910	10,713	434,923
Net increase (decrease) in net assets resulting from operations	$28,056	$47,025	$68,852	$356,836	$146,629	$15,517	$410,396	$194,366	$9,982	$455,913

b  Formerly International Large Cap Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$285
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	—
Foreign taxes withheld (Note A)	(2)
Total income	$283
Expenses:
Investment management fees (Note B)	85
Administration fees (Note B)	9
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	9
Class A	11
Class C	1
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	14
Class C	4
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	1
Class A	3
Class C	—
Class R3	—
Class R6	—
Audit fees	62
Custodian and accounting fees	37
Insurance expense	—
Legal fees (Note H for International Equity Fund)	70
Registration and filing fees	44
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	9
Trustees' fees and expenses	38
Miscellaneous	3
Total expenses	400

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2014
Expenses reimbursed by Management (Note B)	(264)
Investment management fees waived (Note B)	—
Total net expenses	136
Net investment income (loss)	$147
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	1,387
Sales of investment securities of affiliated issuers (Note A)	—
Redemption in-kind (Note A)	—
Foreign currency (Note A)	—
Option contracts written (Note A)	—
Net increase from payments by affiliates (Note B)	—
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	1,452
Affiliated investment securities	—
Foreign currency	—
Option contracts written	—
Net gain (loss) on investments	2,839
Net increase (decrease) in net assets resulting from operations	$2,986

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND[a]		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(218)	$45	$5,142	$3,365	$59,668	$63,142	$4,837	$4,610	$38,400	$92,811
Net realized gain (loss) on investments (Note A)	15,486	7,509	(278)	(3,466)	168,735	98,655	139,112	68,341	1,370,465	1,213,928
Net increase from payments by affiliates (Note B)	12	—	8	—	72	—	15	—	619	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	4,262	4,375	76,492	(13,569)	245,013	(52,438)	14,347	66,874	387,327	1,318,251
Net increase (decrease) in net assets resulting from operations	19,542	11,929	81,364	(13,670)	473,488	109,359	158,311	139,825	1,796,811	2,624,990
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(4,481)	(3,453)	(14,369)	(12,713)
Trust Class	—	—	—	—	—	—	(788)	(117)	(9,946)	(6,707)
Advisor Class	—	—	—	—	—	—	(78)	(55)	(1,169)	(1,895)
Institutional Class	(37)	—	(2,211)	(875)	(34,499)	(47,127)	(63)	(185)	(29,067)	(29,115)
Class A	—	—	(44)	(10)	(17,649)	(33,492)	(26)	(7)	—	—
Class C	—	—	—	—	(6,745)	(10,272)	(8)	(3)	—	—
Class R3	—	—	(0)	—	(58)	(49)	—	—	—	—
Class R6	—	—	(322)	—	—	—	—	—	(11,801)	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(60,554)	—	(268,282)	(134,977)
Trust Class	—	—	—	—	—	—	(10,218)	—	(230,081)	(120,167)
Advisor Class	—	—	—	—	—	—	(1,196)	—	(85,753)	(41,050)
Institutional Class	(4,589)	(2,157)	—	—	(54,106)	(12,237)	(687)	—	(405,133)	(233,502)
Class A	(2,810)	(2,114)	—	—	(32,919)	(9,976)	(346)	—	—	—
Class C	(1,393)	(878)	—	—	(19,266)	(3,952)	(156)	—	—	—
Class R3	—	—	—	—	(121)	(16)	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(148,025)	—
Total distributions to shareholders	(8,829)	(5,149)	(2,577)	(885)	(165,363)	(117,121)	(78,601)	(3,820)	(1,203,626)	(580,126)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	7,131	28,847	326,973	346,454
Trust Class	—	—	—	—	—	—	80,497	42,596	326,902	329,155
Advisor Class	—	—	—	—	—	—	2,124	1,421	152,697	150,460
Institutional Class	24,829	28,723	187,999	296,114	532,610	582,068	2,677	15,650	1,138,280	1,247,941
Class A	5,449	14,466	16,283	7,538	124,552	477,410	2,686	1,659	—	—
Class C	2,667	3,421	3,307	3,593	44,793	149,578	699	225	—	—
Class R3	—	—	591	987	1,334	4,525	—	—	—	—
Class R6	—	—	45,242	34,597	—	—	—	—	1,881,331	988,848

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND[a]		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	57,841	3,037	273,964	143,080
Trust Class	—	—	—	—	—	—	10,913	113	233,324	122,344
Advisor Class	—	—	—	—	—	—	1,253	54	75,501	38,492
Institutional Class	3,966	1,847	1,376	580	65,965	42,019	686	166	417,802	256,618
Class A	2,561	1,956	24	8	46,131	39,711	337	5	—	—
Class C	1,139	690	—	—	17,727	9,152	143	2	—	—
Class R3	—	—	—	—	116	34	—	—	—	—
Class R6	—	—	322	—	—	—	—	—	159,826	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(74,233)	(55,470)	(671,817)	(657,617)
Trust Class	—	—	—	—	—	—	(28,246)	(5,279)	(997,456)	(828,383)
Advisor Class	—	—	—	—	—	—	(2,419)	(2,393)	(251,670)	(225,969)
Institutional Class	(23,483)	(12,695)	(115,052)	(73,488)	(618,006)	(391,773)	(17,988)	(4,586)	(2,820,340)	(2,259,163)
Class A	(16,557)	(17,450)	(6,143)	(4,314)	(840,833)	(494,504)	(1,132)	(777)	—	—
Class C	(3,385)	(3,025)	(1,261)	(694)	(131,062)	(70,816)	(6)	(9)	—	—
Class R3	—	—	(197)	(1,073)	(969)	(2,924)	—	—	—	—
Class R6	—	—	(1,841)	—	—	—	—	—	(357,000)	(35,308)
Net increase (decrease) from Fund share transactions	(2,814)	17,933	130,650	263,848	(757,642)	344,480	42,963	25,261	(111,683)	(383,048)
Net Increase (Decrease) in Net Assets	7,899	24,713	209,437	249,293	(449,517)	336,718	122,673	161,266	481,502	1,661,816
Net Assets:
Beginning of year	92,634	67,921	416,779	167,486	2,944,120	2,607,402	724,292	563,026	13,242,305	11,580,489
End of year	$100,533	$92,634	$626,216	$416,779	$2,494,603	$2,944,120	$846,965	$724,292	$13,723,807	$13,242,305
Undistributed net investment income (loss) at end of year	$—	$34	$4,627	$2,526	$—	$—	$3,504	$4,608	$12,211	$40,414
Distributions in excess of net investment income at end of year	$(8)	$—	$—	$—	$(2,844)	$(9,661)	$—	$—	$—	$—

a  Formerly Select Equities Fund. See Note A of Notes to Financial Statements.
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Period from July 17, 2013 (Commencement of Operation) to August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$201	$41	$621	$295	$534	$(65)	$11,713	$10,049	$16,304	$12,302
Net realized gain (loss) on investments (Note A)	1,112	192	1,087	(1,109)	4,596	248	205,016	125,045	57,808	21,830
Net increase from payments by affiliates (Note B)	—	—	2	—	—	—	31	—	24	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	5,186	(507)	7,572	4,947	6,762	44	61,936	107,577	53,082	44,586
Net increase (decrease) in net assets resulting from operations	6,499	(274)	9,282	4,133	11,892	227	278,696	242,671	127,218	78,718
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(5,725)	(11,549)	(1,141)	—
Trust Class	—	—	—	—	—	—	(769)	(1,615)	(881)	—
Advisor Class	—	—	—	—	—	—	(8)	(4)	—	—
Institutional Class	(124)	—	(374)	(276)	—	—	(704)	(850)	(15,790)	(7,601)
Class A	(0)	—	(1)	(4)	—	—	(297)	(286)	(155)	—
Class C	—	—	—	—	—	—	(0)	(7)	(8)	—
Class R3	—	—	—	—	—	—	(2)	(0)	—	—
Class R6	—	—	—	—	—	—	—	—	(1)	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(104,953)	(25,562)	—	—
Trust Class	—	—	—	—	—	—	(17,108)	(3,874)	—	—
Advisor Class	—	—	—	—	—	—	(197)	(17)	—	—
Institutional Class	(308)	—	—	—	(798)	—	(9,818)	(1,633)	—	—
Class A	(2)	—	—	—	(4)	—	(5,882)	(664)	—	—
Class C	(1)	—	—	—	(1)	—	(363)	(41)	—	—
Class R3	—	—	—	—	—	—	(58)	(5)	—	—
Class R6	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(435)	—	(375)	(280)	(803)	—	(145,884)	(46,107)	(17,976)	(7,601)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	20,340	16,860	6,504	2,966
Trust Class	—	—	—	—	—	—	11,693	19,315	15,396	13,895
Advisor Class	—	—	—	—	—	—	1,420	247	—	—
Institutional Class	51	30,851	12,930	33,157	21,058	56,198	44,468	31,571	283,123	305,607
Class A	281	64	34	1,783	1,495	116	40,412	17,756	23,348	6,138
Class C	88	17	18	21	—	100	1,032	1,286	4,449	1,247
Class R3	—	—	—	—	—	—	298	273	—	—
Class R6	—	—	—	—	—	—	—	—	21,390	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Period from July 17, 2013 (Commencement of Operation) to August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	104,346	34,993	1,057	—
Trust Class	—	—	—	—	—	—	17,409	5,345	851	—
Advisor Class	—	—	—	—	—	—	195	17	—	—
Institutional Class	431	—	372	276	70	—	9,698	2,290	14,839	7,492
Class A	2	—	1	4	4	—	6,099	929	142	—
Class C	1	—	—	—	1	—	219	29	5	—
Class R3	—	—	—	—	—	—	37	1	—	—
Class R6	—	—	—	—	—	—	—	—	1	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—	—	—	—	147,787
Trust Class	—	—	—	—	—	—	—	—	—	117,674
Class A	—	—	—	—	—	—	—	—	—	6,829
Class C	—	—	—	—	—	—	—	—	—	658
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(109,604)	(113,780)	(22,722)	(29,620)
Trust Class	—	—	—	—	—	—	(30,736)	(27,072)	(73,369)	(23,377)
Advisor Class	—	—	—	—	—	—	(1,803)	(298)	—	—
Institutional Class	(1,015)	(1,429)	(12,391)	(13,854)	(16,343)	(35)	(24,298)	(16,535)	(260,918)	(96,929)
Class A	(89)	(28)	(500)	(1,925)	(21)	—	(10,790)	(5,298)	(11,803)	(425)
Class C	(8)	—	(41)	(40)	—	—	(1,116)	(265)	(530)	(10)
Class R3	—	—	—	—	—	—	(89)	(418)	—	—
Class R6	—	—	—	—	—	—	—	—	(97)	—
Net increase (decrease) from Fund share transactions	(258)	29,475	423	19,422	6,264	56,379	79,230	(32,754)	1,666	459,932
Net Increase (Decrease) in Net Assets	5,806	29,201	9,330	23,275	17,353	56,606	212,042	163,810	110,908	531,049
Net Assets:
Beginning of year	33,678	4,477	73,814	50,539	56,606	—	1,296,838	1,133,028	1,022,615	491,566
End of year	$39,484	$33,678	$83,144	$73,814	$73,959	$56,606	$1,508,880	$1,296,838	$1,133,523	$1,022,615
Undistributed net investment income (loss) at end of year	$226	$(15)	$113	$80	$627	$(29)	$8,457	$4,053	$12,034	$5,335
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND[b]		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$3,849	$3,023	$(1,235)	$599	$2,137	$4,047	$16,693	$18,516	$(4,179)	$(1,871)
Net realized gain (loss) on investments (Note A)	11,612	8,658	18,710	8,483	101,237	85,033	252,529	251,101	115,249	63,525
Net increase from payments by affiliates (Note B)	8	—	5	—	26	—	101	—	39	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	12,587	13,257	29,545	31,300	(34,548)	(13,128)	87,513	77,930	35,520	57,235
Net increase (decrease) in net assets resulting from operations	28,056	24,938	47,025	40,382	68,852	75,952	356,836	347,547	146,629	118,889
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(27)	(111)	(14,083)	(13,482)	—	—
Trust Class	(129)	(171)	—	—	—	—	(2,047)	(2,264)	—	—
Advisor Class	—	—	—	—	—	—	(3,265)	(3,397)	—	—
Institutional Class	(2,764)	(2,605)	(425)	—	(2,087)	(5,687)	(1,523)	(1,728)	—	—
Class A	(101)	(104)	(4)	—	—	(462)	(30)	—	—	—
Class C	(13)	(22)	—	—	—	(91)	(22)	(5)	—	—
Class R3	(23)	(5)	—	—	—	(2)	(2)	—	—	—
Class R6	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(2,434)	(777)	(168,785)	—	(27,005)	(18,920)
Trust Class	—	—	—	—	—	—	(27,921)	—	(2,672)	(1,443)
Advisor Class	—	—	—	—	—	—	(46,194)	—	(469)	(301)
Institutional Class	—	—	(8,209)	(2,306)	(60,585)	(25,427)	(16,225)	—	(23,431)	(10,717)
Class A	—	—	(723)	(123)	(5,333)	(3,134)	(394)	—	(3,978)	(2,328)
Class C	—	—	(448)	(113)	(3,776)	(1,516)	(350)	—	(195)	(73)
Class R3	—	—	—	—	(20)	(16)	(25)	—	(289)	(134)
Class R6	—	—	—	—	—	—	—	—	(391)	—
Total distributions to shareholders	(3,030)	(2,907)	(9,809)	(2,542)	(74,262)	(37,223)	(280,866)	(20,876)	(58,430)	(33,916)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	1,319	1,849	15,524	25,522	7,315	7,085
Trust Class	797	3,235	—	—	—	—	7,321	9,218	17,099	17,145
Advisor Class	—	—	—	—	—	—	16,068	17,573	3,095	3,116
Institutional Class	26,904	29,228	60,529	49,202	71,898	132,077	28,473	27,922	156,573	91,661
Class A	2,698	3,916	10,596	8,162	4,517	25,150	2,414	639	27,567	34,927
Class C	1,133	890	3,170	4,310	3,648	2,633	2,187	1,058	1,931	1,873
Class R3	814	2,273	—	—	21	64	20	61	3,691	3,150
Class R6	—	—	—	—	—	—	—	—	23,439	50

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND[b]		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	2,438	882	174,745	12,838	25,390	17,577
Trust Class	124	157	—	—	—	—	29,591	2,176	2,663	1,438
Advisor Class	—	—	—	—	—	—	48,458	3,330	419	269
Institutional Class	2,645	2,489	7,037	1,970	50,883	26,541	17,308	1,702	23,283	10,514
Class A	94	100	702	102	4,387	3,136	360	—	3,886	2,281
Class C	2	3	236	48	1,066	569	201	2	182	67
Class R3	23	5	—	—	10	3	10	—	276	126
Class R6	—	—	—	—	—	—	—	—	291	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(8,922)	(5,585)	(172,279)	(169,639)	(32,660)	(35,471)
Trust Class	(3,347)	(5,361)	—	—	—	—	(54,387)	(100,816)	(12,340)	(10,416)
Advisor Class	—	—	—	—	—	—	(48,961)	(78,135)	(6,226)	(3,279)
Institutional Class	(40,351)	(22,065)	(31,282)	(37,104)	(340,441)	(382,507)	(23,652)	(42,604)	(84,259)	(42,619)
Class A	(3,809)	(3,944)	(14,163)	(4,515)	(34,983)	(61,415)	(1,706)	(1,477)	(30,915)	(21,507)
Class C	(927)	(956)	(2,667)	(2,662)	(6,948)	(13,472)	(600)	(134)	(1,026)	(424)
Class R3	(1,555)	(179)	—	—	(269)	(47)	—	(611)	(2,052)	(1,315)
Class R6	—	—	—	—	—	—	—	—	(2,288)	—
Net increase (decrease) from Fund share transactions	(14,755)	9,791	34,158	19,513	(251,376)	(270,122)	41,095	(291,375)	125,334	76,248
Net Increase (Decrease) in Net Assets	10,271	31,822	71,374	57,353	(256,786)	(231,393)	117,065	35,296	213,533	161,221
Net Assets:
Beginning of year	230,428	198,606	206,840	149,487	488,803	720,196	1,627,710	1,592,414	802,001	640,780
End of year	$240,699	$230,428	$278,214	$206,840	$232,017	$488,803	$1,744,775	$1,627,710	$1,015,534	$802,001
Undistributed net investment income (loss) at end of year	$2,273	$1,535	$—	$275	$—	$—	$13,641	$18,034	$(2,889)	$(2,198)
Distributions in excess of net investment income at end of year	$—	$—	$(124)	$—	$(13)	$(14)	$—	$—	$—	$—

b  Formerly International Large Cap Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$905	$956	$22,465	$12,559	$11,456	$8,895	$(731)	$(709)	$20,990	$18,102
Net realized gain (loss) on investments (Note A)	8,719	7,516	87,642	18,491	50,573	45,175	14,211	24,040	339,559	154,610
Net increase from payments by affiliates (Note B)	6	—	19	—	16	—	4	—	52	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	5,887	7,966	300,270	187,685	132,321	(91,260)	(3,502)	(2,206)	95,312	244,494
Net increase (decrease) in net assets resulting from operations	15,517	16,438	410,396	218,735	194,366	(37,190)	9,982	21,125	455,913	417,206
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(578)	(294)	—	—	—	—	—	—	(6,812)	(4,747)
Trust Class	(208)	(89)	—	—	(3,764)	(3,639)	—	—	(4,600)	(4,131)
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	(266)	(49)	(12,809)	(7,627)	(5,763)	(3,810)	—	—	(6,382)	(4,520)
Class A	(67)	(30)	(571)	(37)	(1,768)	(1,097)	—	—	(1,231)	(666)
Class C	(16)	(1)	(80)	(3)	(117)	(67)	—	—	(86)	(50)
Class R3	(5)	(1)	—	—	(153)	(66)	—	—	(204)	(119)
Class R6	—	—	—	—	(194)	(4)	—	—	(2,006)	—
Net realized gain on investments:
Investor Class	(1,556)	—	—	—	—	—	—	—	(50,122)	—
Trust Class	(618)	—	—	—	(18,399)	(8,564)	—	—	(40,943)	—
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	(633)	—	(26,066)	(4,824)	(23,729)	(7,205)	—	—	(40,032)	—
Class A	(195)	—	(1,431)	(29)	(9,795)	(2,687)	—	—	(11,439)	—
Class C	(69)	—	(322)	(5)	(2,421)	(715)	—	—	(3,098)	—
Class R3	(18)	—	—	—	(1,051)	(195)	—	—	(2,602)	—
Class R6	—	—	—	—	(564)	(13)	—	—	(11,964)	—
Total distributions to shareholders	(4,229)	(464)	(41,279)	(12,525)	(67,718)	(28,062)	—	—	(181,521)	(14,233)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,859	7,498	—	—	—	—	2,997	5,046	71,171	108,703
Trust Class	1,326	1,848	—	—	71,310	201,267	542	3,324	71,994	86,220
Advisor Class	—	—	—	—	—	—	914	797	—	—
Institutional Class	14,710	1,385	1,018,161	874,449	181,199	267,914	4,881	18,132	224,677	275,576
Class A	3,992	3,392	129,361	51,803	72,692	138,662	7,810	1,548	52,427	37,427
Class C	449	691	40,707	7,784	5,321	26,224	1,059	327	15,201	9,421
Class R3	50	533	—	—	11,166	15,875	261	161	8,898	8,874
Class R6	—	—	—	—	17,458	9,341	—	—	193,825	251,259

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	2,010	276	—	—	—	—	—	—	54,086	4,505
Trust Class	780	84	—	—	21,915	12,062	—	—	45,143	4,081
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	872	45	3,824	659	21,360	7,711	—	—	42,684	4,112
Class A	236	27	1,823	60	10,171	3,308	—	—	11,025	571
Class C	15	—	344	4	2,086	644	—	—	2,585	38
Class R3	23	—	—	—	1,041	194	—	—	2,739	116
Class R6	—	—	—	—	758	16	—	—	13,970	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(15,323)	(18,403)	—	—	—	—	(7,503)	(27,520)	(231,387)	(172,173)
Trust Class	(2,676)	(10,133)	—	—	(138,623)	(160,092)	(3,068)	(14,751)	(170,160)	(233,763)
Advisor Class	—	—	—	—	—	—	(1,497)	(3,932)	—	—
Institutional Class	(3,821)	(2,386)	(233,691)	(113,403)	(160,265)	(112,080)	(2,873)	(42,243)	(196,402)	(362,695)
Class A	(2,174)	(5,672)	(57,088)	(5,544)	(97,375)	(43,472)	(5,795)	(620)	(50,967)	(29,966)
Class C	(132)	(5)	(3,127)	(134)	(11,829)	(4,960)	(482)	(73)	(3,965)	(2,765)
Class R3	(567)	—	—	—	(6,639)	(4,379)	(223)	(61)	(7,268)	(5,531)
Class R6	—	—	—	—	(2,582)	(285)	—	—	(214,722)	(3,663)
Net increase (decrease) from Fund share transactions	3,629	(20,820)	900,314	815,678	(836)	357,950	(2,977)	(59,865)	(64,446)	(19,653)
Net Increase (Decrease) in Net Assets	14,917	(4,846)	1,269,431	1,021,888	125,812	292,698	7,005	(38,740)	209,946	383,320
Net Assets:
Beginning of year	68,241	73,087	1,490,553	468,665	914,063	621,365	78,332	117,072	2,226,222	1,842,902
End of year	$83,158	$68,241	$2,759,984	$1,490,553	$1,039,875	$914,063	$85,337	$78,332	$2,436,168	$2,226,222
Undistributed net investment income (loss) at end of year	$593	$882	$16,877	$7,949	$—	$—	$(445)	$(671)	$17,453	$17,367
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$147	$50
Net realized gain (loss) on investments (Note A)	1,387	530
Net increase from payments by affiliates (Note B)	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,452	38
Net increase (decrease) in net assets resulting from operations	2,986	618
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(57)	(23)
Class A	(17)	(23)
Class C	—	(1)
Class R3	—	—
Class R6	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Class R6	—	—
Total distributions to shareholders	(74)	(47)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	8,780	5,916
Class A	4,764	2,547
Class C	230	244
Class R3	—	—
Class R6	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	VALUE FUND
	Year Ended August 31, 2014	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	29	23
Class A	15	22
Class C	—	1
Class R3	—	—
Class R6	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Payments for shares redeemed:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(4,951)	(1,863)
Class A	(1,463)	(862)
Class C	(55)	(15)
Class R3	—	—
Class R6	—	—
Net increase (decrease) from Fund share transactions	7,349	6,013
Net Increase (Decrease) in Net Assets	10,261	6,584
Net Assets:
Beginning of year	10,898	4,314
End of year	$21,159	$10,898
Undistributed net investment income (loss) at end of year	$121	$49
Distributions in excess of net investment income at end of year	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except All Cap Core, Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, eleven offer Class R3 shares and six offer Class R6 shares. Greater China Equity had no operations until July 17, 2013 other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders. Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund. Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2014 were $5,325, $125, $2,435, $4,777,697, $229,203, $45,363, $4,921, $25,560, $5,833, $45,668, $2,328,

$193,537 and $29 for All Cap Core, Equity Income, Focus, Genesis, Guardian, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Small Cap Growth, Socially Responsive and Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses, foreign currency gains/losses, amortization of premium on debt instruments, partnership and grantor trust adjustments, passive foreign investment company ("PFIC") adjustments, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, capital gain distributions from REITs and deemed distributions on shareholder redemptions. For the year ended August 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
All Cap Core	$1	$212,637	$(212,638)
Emerging Markets Equity	(1)	(464,383)	464,384
Equity Income	19,762,630	6,099,968	(25,862,598)
Focus	—	(497,159)	497,159
Genesis	275,992,022	(251,189)	(275,740,833)
Global Equity	1	164,131	(164,132)
Global Thematic Opportunities	(2)	(213,195)	213,197
Greater China Equity	1	121,665	(121,666)
Guardian	—	195,639	(195,639)
International Equity	11,063	8,370,939	(8,382,002)
International Select	1	(80,941)	80,940
Intrinsic Value	1	1,265,093	(1,265,094)
Large Cap Disciplined Growth	28,024,262	(21,688)	(28,002,574)
Large Cap Value	1	(114,364)	114,363

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Mid Cap Growth	$(3,684,683)	$3,487,938	$196,745
Mid Cap Intrinsic Value	(1)	(54,377)	54,378
Multi-Cap Opportunities	1	(77,193)	77,192
Real Estate	(1)	303,074	(303,073)
Small Cap Growth	(961,131)	956,741	4,390
Socially Responsive	59,773,446	416,901	(60,190,347)
Value	—	(787)	787

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2014	2013		2014	2013		2014	2013		2014	2013
All Cap Core	$392,027	$543,533		$8,437,994	$4,605,363		$—	$—		$8,830,021	$5,148,896
Emerging Markets Equity	2,577,895	884,719		—	—		—	—		2,577,895	884,719
Equity Income	62,522,140	90,941,035		102,840,935	26,180,631		—	—		165,363,075	117,121,666
Focus	14,850,876	3,819,785		63,750,537	—		—	—		78,601,413	3,819,785
Genesis	66,351,341	50,429,244		1,137,274,077	529,696,292		—	—		1,203,625,418	580,125,536
Global Equity	191,068	—		243,211	—		—	—		434,279	—
Global Thematic Opportunities	375,166	280,038		—	—		—	—		375,166	280,038
Greater China Equity	803,283	—	(1)	—	—	(1)	—	—	(1)	803,283	—	(1)
Guardian	33,366,130	15,542,473		112,517,878	30,564,740		—	—		145,884,008	46,107,213
International Equity	17,975,975	7,600,707		—	—		—	—		17,975,975	7,600,707
International Select	3,029,765	2,907,325		—	—		—	—		3,029,765	2,907,325
Intrinsic Value	1,071,106	—		8,738,393	2,542,565		—	—		9,809,499	2,542,565
Large Cap Disciplined Growth	21,926,193	6,805,182		52,335,028	30,418,426		—	—		74,261,221	37,223,608
Large Cap Value	145,323,607	20,876,494		135,542,504	—		—	—		280,866,111	20,876,494
Mid Cap Growth	—	—		58,429,501	33,916,496		—	—		58,429,501	33,916,496
Mid Cap Intrinsic Value	1,173,749	464,057		3,055,247	—		—	—		4,228,996	464,057
Multi-Cap Opportunities	13,459,794	9,989,299		27,819,682	2,536,247		—	—		41,279,476	12,525,546
Real Estate	16,336,584	12,032,586		51,381,659	16,029,835		—	—		67,718,243	28,062,421
Small Cap Growth	—	—		—	—		—	—		—	—
Socially Responsive	31,881,495	14,233,383		149,639,493	—		—	—		181,520,988	14,233,383
Value	73,519	47,274		—	—		—	—		73,519	47,274

(1)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

As of August 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
All Cap Core	$2,189,581	$9,870,268	$16,913,948	$—	$(8,583)	$28,965,214
Emerging Markets Equity	4,670,278	—	66,790,316	(24,259,481)	(43,592)	47,157,521
Equity Income	19,196,347	87,682,028	368,205,976	—	—	475,084,351
Focus	18,257,040	111,133,381	144,405,582	—	—	273,796,003
Genesis	17,101,275	970,748,570	5,935,157,949	—	—	6,923,007,794
Global Equity	827,681	169,801	4,744,184	—	—	5,741,666
Global Thematic Opportunities	118,524	—	13,035,326	(3,551,376)	(5,980)	9,596,494
Greater China Equity	4,722,446	418,107	6,290,292	—	(114,781)	11,316,064
Guardian	15,565,003	165,791,615	393,573,387	—	—	574,930,005
International Equity	13,221,714	—	171,141,496	(275,771,861)	(2,536)	(91,411,187)
International Select	2,316,566	—	41,315,639	(42,816,601)	(43,145)	772,459
Intrinsic Value	3,270,946	11,979,614	67,142,155	—	(139,668)	82,253,047
Large Cap Disciplined Growth	8,818,352	53,975,269	41,766,697	—	(12,997)	104,547,321
Large Cap Value	104,653,272	101,432,852	263,453,185	—	—	469,539,309
Mid Cap Growth	—	90,177,231	270,525,945	(2,888,953)	—	357,814,223
Mid Cap Intrinsic Value	1,250,016	6,914,691	18,851,957	—	—	27,016,664
Multi-Cap Opportunities	16,876,331	77,889,794	511,579,310	—	—	606,345,435
Real Estate	—	28,538,542	139,845,380	—	—	168,383,922
Small Cap Growth	—	—	5,523,509	(7,476,974)	—	(1,953,465)
Socially Responsive	26,367,377	226,669,999	582,340,745	—	—	835,378,121
Value	1,174,201	160,006	1,595,786	—	—	2,929,993

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, capital loss carry forwards, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, foreign capital gain taxes on unrealized gains, amortization of premium on debt instruments and basis adjustments related to REITs, PFICs, partnerships, grantor trusts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011 (July 17, 2013 (Commencement of Operations) for Greater China Equity). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2014, the following

Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018
International Equity(1)	$17,546,220	$180,082,720	$78,142,921
International Select	—	6,656,149	36,160,452
Small Cap Growth	—	—	7,031,490

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$—	$24,259,481
Global Thematic Opportunities	—	3,551,376

(1)  The capital loss carryforwards shown above for International Equity include $17,546,220 expiring in 2016 and $114,232,268 expiring in 2017, which were acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2014, International Equity, International Select, Small Cap Growth and Value utilized capital loss carryforwards of $48,469,014, $11,609,019, $14,613,672 and $200,078, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2014, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Mid Cap Growth	$2,888,953	$—	$—
Small Cap Growth	445,484	—	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities domiciled in India. Greater China Equity accrues deferred capital gains tax on unrealized gains for participatory notes domiciled in China. At August 31, 2014, this amounted to $92,069 and $132,467 for Emerging Markets Equity and Greater China Equity, respectively, which is reflected as part of accrued expenses and other payables with a corresponding decrease in unrealized gain or loss in the Statements of Assets and Liabilities.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Mid Cap Intrinsic Value and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Mid Cap Intrinsic Value and Real Estate are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Mid Cap Intrinsic Value and Real Estate until the following calendar year. At August 31, 2014, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts for the period January 1, 2014 to August 31, 2014 within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. For the year ended August 31, 2014, the character of distributions paid to shareholders of Equity Income, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Mid Cap Intrinsic Value and Real Estate together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Mid Cap Intrinsic Value and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Mid Cap Intrinsic Value and Real Estate of the actual breakdown of distributions paid to Equity Income, Mid Cap Intrinsic Value and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Mid Cap Intrinsic Value and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Mid Cap Intrinsic Value and Real Estate shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Derivative instruments: During the year ended August 31, 2014, certain of the Funds' use of derivatives, as described below, was limited to written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the year ended August 31, 2014. Written option transactions for Equity Income for the year ended August 31, 2014 were:

Equity Income

	Number	Value When Written
Contracts outstanding 8/31/2013	7,995	$1,064,000
Contracts written	62,562	7,395,000
Contracts expired	(790)	(62,000)
Contracts exercised	(4,611)	(590,000)
Contracts closed	(53,389)	(6,280,000)
Contracts outstanding 8/31/2014	11,767	$1,527,000

At August 31, 2014, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$(2,064,000)	Option contracts
Total Value	$(2,064,000)	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2014 was as follows:

Realized Gain (Loss)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written	$2,839,000	Net realized gain
Total Realized Gain (Loss)	$2,839,000	(loss) on: option contracts written

Change in Appreciation (Depreciation)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written	$(363,000)	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$(363,000)	(depreciation) in value of: option contracts written

For the year ended August 31, 2014, Equity Income had an average market value of $(1,431,000) in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the year ended August 31, 2014 that require additional disclosures pursuant to ASC 815.

11  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a Fund, the Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended August 31, 2014, Socially Responsive accepted $8,240,922 of in-kind subscriptions. During the year ended August 31, 2013, International Equity accepted $48,182,440 of in-kind subscriptions.

12  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended August 31, 2014, Socially Responsive realized $22,727,127 of net gain on $68,411,909 of in-kind redemptions.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For All Cap Core, Equity Income, Focus, Guardian, International Select, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Global Thematic Opportunities:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%

(1)  Effective February 1, 2014, Management has voluntarily agreed to waive its management fee in the amount of 0.21% of the average daily net assets of International Equity (0.18% effective January 28, 2013). Effective February 1, 2014, Management has voluntarily agreed to waive its management fee in the amount of 0.30% of the average daily net assets of Mid Cap Intrinsic Value (0.36% effective May 1, 2013, 0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the year ended August 31, 2014, such waived fees amounted to $2,242,192 and $248,731 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

Accordingly, for the year ended August 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate		Effective Rate
All Cap Core	0.55%	Intrinsic Value	0.85%
Emerging Markets Equity	0.98%	Large Cap Disciplined Growth	0.54%
Equity Income	0.46%	Large Cap Value	0.48%
Focus	0.52%	Mid Cap Growth	0.51%
Genesis	0.66%	Mid Cap Intrinsic Value	0.23%
Global Equity	0.75%	Multi-Cap Opportunities	0.52%
Global Thematic Opportunities	0.85%	Real Estate	0.80%
Greater China Equity	1.10%	Small Cap Growth	0.85%
Guardian	0.49%	Socially Responsive	0.47%
International Equity	0.61%	Value	0.55%
International Select	0.55%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, Trust Class and Advisor Class of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each Fund that offers that class pays Management an administration fee of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund that offers that class, and Class A, Class C and Class R3 of each Fund that offers those classes, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales, if any (as well as interest expenses on short sales in the case of Greater China Equity); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. During the year ended August 31, 2014, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Equity Income Fund Class R3	$843
Genesis Fund Institutional Class	119,861
Genesis Fund Class R6	37,050
Guardian Fund Class A	3,620
Guardian Fund Class C	641
Large Cap Value Fund Institutional Class	3,597

Class	Expenses Repaid to Management
Large Cap Value Fund Class A	$45
Large Cap Value Fund Class C	950
Mid Cap Intrinsic Value Fund Trust Class	3,199
Mid Cap Intrinsic Value Fund Institutional Class	4,018
Mid Cap Intrinsic Value Fund Class A	52
Mid Cap Intrinsic Value Fund Class C	288

At August 31, 2014, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending August 31,
			2012	2013		2014
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2015	2016		2017
All Cap Core Fund Institutional Class	0.75%	8/31/17	$109,640	$125,967		$142,102
All Cap Core Fund Class A	1.20%	8/31/17	98,482	84,083		64,707
All Cap Core Fund Class C	1.95%	8/31/17	39,600	33,146		30,603
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/17	680,473	993,712		883,793
Emerging Markets Equity Fund Class A	1.50%	8/31/17	30,719	30,312		50,749
Emerging Markets Equity Fund Class C	2.25%	8/31/17	8,678	13,600		17,601
Emerging Markets Equity Fund Class R3	1.91%	8/31/17	470	689		937
Emerging Markets Equity Fund Class R6	1.18%	8/31/17	—	38,968	(4)	122,359
Equity Income Fund Institutional Class	0.80%	8/31/17	—	—		—
Equity Income Fund Class A	1.16%	8/31/17	—	—		—
Equity Income Fund Class C	1.91%	8/31/17	—	—		—
Equity Income Fund Class R3	1.41%	8/31/17	—	—		—
Focus Fund Trust Class	1.50%	8/31/17	—	—		—
Focus Fund Advisor Class	1.50%	8/31/22	—	—		—
Focus Fund Institutional Class	0.75%	8/31/17	2,815	4,649		521
Focus Fund Class A	1.11%	8/31/17	570	977		726
Focus Fund Class C	1.86%	8/31/17	322	342		435
Genesis Fund Trust Class	1.50%	8/31/17	—	—		—
Genesis Fund Advisor Class	1.50%	8/31/22	—	—		—
Genesis Fund Institutional Class	0.85%	8/31/22	526,949	117,849		—
Genesis Fund Class R6	0.78%	8/31/17	—	—	(4)	—
Global Equity Fund Institutional Class	1.15%	8/31/17	268,266	261,844		210,511
Global Equity Fund Class A	1.51%	8/31/17	7,900	6,060		2,179
Global Equity Fund Class C	2.26%	8/31/17	4,712	2,623		967
Global Thematic Opportunities Fund Institutional Class	1.25%	8/31/17	229,703	188,890		111,225
Global Thematic Opportunities Fund Class A	1.61%	8/31/17	3,105	4,219		1,094
Global Thematic Opportunities Fund Class C	2.36%	8/31/17	885	695		379

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2012	2013		2014
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2015	2016		2017
Greater China Equity Fund Institutional Class	1.50%		8/31/17	$—	$160,702	(5)	$193,960
Greater China Equity Fund Class A	1.86%		8/31/17	—	2,385	(5)	1,756
Greater China Equity Fund Class C	2.61%		8/31/17	—	2,350	(5)	264
Guardian Fund Trust Class	1.50%		8/31/17	—	—		—
Guardian Fund Advisor Class	1.50%		8/31/22	—	—		—
Guardian Fund Institutional Class	0.75%		8/31/17	—	—		—
Guardian Fund Class A	1.11%		8/31/17	—	—		—
Guardian Fund Class C	1.86%		8/31/17	—	—		—
Guardian Fund Class R3	1.36%		8/31/17	146	134		114
International Equity Fund Investor Class	1.40%		8/31/17	—	—	(3)	—
International Equity Fund Trust Class	2.00%		8/31/22	—	—	(3)	—
International Equity Fund Institutional Class	0.85%		8/31/22	1,211,689	784,945		213,333
International Equity Fund Class A	1.21	%(6)	8/31/17	—	2,253	(3)	10,567
International Equity Fund Class C	1.96	%(6)	8/31/17	—	1,409	(3)	1,864
International Equity Fund Class R6	0.78%		8/31/17	—	—		1,490 (7)
International Select Fund Trust Class	1.25%		8/31/17	23,177	17,980		10,697
International Select Fund Institutional Class	0.90%		8/31/17	151,893	126,756		58,414
International Select Fund Class A	1.30	%(2)	8/31/17	6,199	6,163		430
International Select Fund Class C	2.00%		8/31/17	3,016	3,613		2,151
International Select Fund Class R3	1.51%		8/31/17	438	1,103		1,076
Intrinsic Value Fund Institutional Class	1.00%		8/31/17	271,075	289,297		302,070
Intrinsic Value Fund Class A	1.36%		8/31/17	22,387	20,599		28,539
Intrinsic Value Fund Class C	2.11%		8/31/17	16,110	16,477		17,391
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/17	—	—		—
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/17	162,865	219,810		239,882
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/17	28,718	29,500		32,217
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/17	14,075	15,074		23,600
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/17	260	327		375
Large Cap Value Fund Trust Class	1.50%		8/31/17	—	—		—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—	—		—
Large Cap Value Fund Institutional Class	0.70%		8/31/17	—	1,631		—
Large Cap Value Fund Class A	1.11%		8/31/17	—	—		—
Large Cap Value Fund Class C	1.86%		8/31/17	168	—		—
Large Cap Value Fund Class R3	1.36%		8/31/17	67	83		82
Mid Cap Growth Fund Trust Class	1.50%		8/31/17	—	—		—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—	—		—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/17	57,778	74,654		6,497

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2012	2013		2014
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2015	2016		2017
Mid Cap Growth Fund Class A	1.11%		8/31/17	$32,163	$51,584		$19,819
Mid Cap Growth Fund Class C	1.86%		8/31/17	1,973	2,985		2,522
Mid Cap Growth Fund Class R3	1.36%		8/31/17	1,733	3,079		1,821
Mid Cap Growth Fund Class R6	0.68%		8/31/17	—	1,565	(4)	250
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—	—		—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	29,878	13,066		—
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/17	5,012	3,203		—
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/17	5,552	5,190		—
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/17	524	494		—
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/17	383	203		60
Multi-Cap Opportunities Fund Institutional Class	1.00%		8/31/17	—	—		—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/17	—	—		—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/17	—	—		—
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	—	—		—
Real Estate Fund Institutional Class	0.85%		8/31/22	401,382	707,517		817,481
Real Estate Fund Class A	1.21%		8/31/17	160,543	336,286		372,528
Real Estate Fund Class C	1.96%		8/31/17	40,775	90,654		95,712
Real Estate Fund Class R3	1.46%		8/31/17	6,246	24,426		40,953
Real Estate Fund Class R6	0.78%		8/31/17	—	5,033	(4)	29,668
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	169,034	177,688		192,480
Small Cap Growth Fund Trust Class	1.40%		8/31/22	63,093	60,615		34,116
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	17,513	14,942		14,620
Small Cap Growth Fund Institutional Class	0.90%		8/31/17	203,174	147,976		95,710
Small Cap Growth Fund Class A	1.26%		8/31/17	5,555	9,439		28,007
Small Cap Growth Fund Class C	2.01%		8/31/17	2,744	4,742		9,549
Small Cap Growth Fund Class R3	1.51%		8/31/17	1,022	1,908		3,116
Socially Responsive Fund Trust Class	1.50%		8/31/17	—	—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/17	—	—		—
Socially Responsive Fund Class A	1.11%		8/31/17	—	—		—
Socially Responsive Fund Class C	1.86%		8/31/17	—	—		—
Socially Responsive Fund Class R3	1.36%		8/31/17	—	—		—
Socially Responsive Fund Class R6	0.68%		8/31/17	—	—	(4)	—
Value Fund Institutional Class	0.75	%(2)	8/31/17	217,250	122,469		156,332
Value Fund Class A	1.11	%(2)	8/31/17	81,085	141,386		94,806
Value Fund Class C	1.86%		8/31/17	3,750	8,538		7,238

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value and Class A of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21% (1.25% prior to December 1, 2012), 1.51% (1.55% prior to December 1, 2012), 0.70% and 1.08% (effective June 13, 2014; 1.09% from March 14, 2014 to June 12, 2014; and 1.04% prior to October 12, 2012), respectively, per annum of their average daily net assets. For the year ended August 31, 2014, voluntary reimbursements for Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value and Class A of Value amounted to $6,486, $1,125,843, $47,424, $3,606, $4,728 and $754, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Select, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(4)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(5)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(6)  From January 28, 2013 to June 27, 2013, the contractual expense limitation was 1.51% for Class A and 2.26% for Class C.

(7)  Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

Neuberger Berman LLC ("Neuberger"), as the sub-adviser to each Fund (except Greater China Equity), is retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Funds. Neuberger Berman Asia Limited ("Neuberger Asia"), as the sub-adviser to Greater China Equity, is retained by Management to choose the Fund's investments and handle its day-to-day business. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
All Cap Core Fund Class A	$3,699	$—	$—	$—
All Cap Core Fund Class C	—	3,146	—	—
Emerging Markets Equity Fund Class A	8,457	588	—	—
Emerging Markets Equity Fund Class C	—	1,944	—	—
Equity Income Fund Class A	81,770	20,886	—	—
Equity Income Fund Class C	—	75,347	—	—
Focus Fund Class A	2,735	—	—	—
Focus Fund Class C	—	—	—	—
Global Equity Fund Class A	110	—	—	—
Global Equity Fund Class C	—	45	—	—
Global Thematic Opportunities Fund Class A	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Thematic Opportunities Fund Class C	$—	$—	$—	$—
Greater China Equity Fund Class A	—	—	—	—
Greater China Equity Fund Class C	—	—	—	—
Guardian Fund Class A	1,632	—	—	—
Guardian Fund Class C	—	218	—	—
International Equity Fund Class A	10,457	—	—	—
International Equity Fund Class C	—	1,780	—	—
International Select Fund Class A	1,324	—	—	—
International Select Fund Class C	—	427	—	—
Intrinsic Value Fund Class A	8,799	—	—	—
Intrinsic Value Fund Class C	—	1,271	—	—
Large Cap Disciplined Growth Fund Class A	2,907	—	—	—
Large Cap Disciplined Growth Fund Class C	—	636	—	—
Large Cap Value Fund Class A	2,371	176	—	—
Large Cap Value Fund Class C	—	585	—	—
Mid Cap Growth Fund Class A	8,487	—	—	—
Mid Cap Growth Fund Class C	—	613	—	—
Mid Cap Intrinsic Value Fund Class A	1,195	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	285	—	—
Multi-Cap Opportunities Fund Class A	87,736	2,502	—	—
Multi-Cap Opportunities Fund Class C	—	11,732	—	—
Real Estate Fund Class A	9,569	8,834	—	—
Real Estate Fund Class C	—	15,431	—	—
Small Cap Growth Fund Class A	2,933	1,324	—	—
Small Cap Growth Fund Class C	—	81	—	—
Socially Responsive Fund Class A	47,766	—	—	—
Socially Responsive Fund Class C	—	6,869	—	—
Value Fund Class A	3,377	—	—	—
Value Fund Class C	—	222	—	—

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

	Contribution Amount		Contribution Amount
All Cap Core	$11,607	Intrinsic Value	$4,946
Emerging Markets Equity	8,197	Large Cap Disciplined Growth	25,583
Equity Income	72,008	Large Cap Value	101,072
Focus	14,932	Mid Cap Growth	39,098
Genesis	619,373	Mid Cap Intrinsic Value	5,917
Global Thematic Opportunities	1,536	Multi-Cap Opportunities	18,804
Guardian	30,585	Real Estate	15,705
International Equity	24,281	Small Cap Growth	3,827
International Select	8,356	Socially Responsive	52,169

Note C—Securities Transactions:

During the year ended August 31, 2014, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
All Cap Core	$56,621	$65,620	Intrinsic Value	$84,515	$58,727
Emerging Markets Equity	325,164	184,515	Large Cap Disciplined Growth	205,085	511,002
Equity Income	1,045,974	1,893,192	Large Cap Value	1,697,900	1,959,551
Focus	640,415	667,465	Mid Cap Growth	629,260	575,584
Genesis	1,889,221	3,115,416	Mid Cap Intrinsic Value	24,875	25,299
Global Equity	14,244	15,975	Multi-Cap Opportunities	1,239,826	375,705
Global Thematic Opportunities	62,940	64,513	Real Estate	340,722	381,015
Greater China Equity	109,523	98,139	Small Cap Growth	241,987	245,335
Guardian	519,542	580,719	Socially Responsive	838,100	997,762
International Equity	375,358	368,675	Value	26,195	18,722
International Select	66,994	74,231

During the year ended August 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2014 and August 31, 2013 was as follows:

	For the Year Ended August 31, 2014					For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
All Cap Core:
Institutional Class	2,268	385		(2,201)	452	2,915	206		—	(1,281)	1,840
Class A	514	252		(1,533)	(767)	1,500	220		—	(1,810)	(90)
Class C	264	118		(332)	50	362	80		—	(330)	112
Emerging Markets Equity:
Institutional Class	11,289	84		(6,980)	4,393	18,009	36		—	(4,452)	13,593
Class A	1,008	1		(366)	643	466	0	[z]	—	(265)	201
Class C	205	—		(79)	126	225	—		—	(43)	182
Class R3	36	0	[z]	(11)	25	62	—		—	(68)	(6)
Class R6	2,745	20		(108)	2,657	2,024	—		—	—	2,024 (2)

	For the Year Ended August 31, 2014					For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Equity Income:
Institutional Class	42,043	5,515		(50,330)	(2,772)	47,914	3,568		—	(32,381)	19,101
Class A	10,109	3,876		(67,276)	(53,291)	39,536	3,387		—	(40,945)	1,978
Class C	3,640	1,500		(10,670)	(5,530)	12,451	785		—	(5,924)	7,312
Class R3	107	10		(78)	39	371	3		—	(243)	131
Focus:
Investor Class	252	2,175		(2,610)	(183)	1,230	137		—	(2,298)	(931)
Trust Class	4,036	591		(1,426)	3,201	2,228	7		—	(297)	1,938
Advisor Class	165	107		(188)	84	116	5		—	(200)	(79)
Institutional Class	94	26		(641)	(521)	697	7		—	(186)	518
Class A	135	18		(58)	95	90	0	[z]	—	(42)	48
Class C	56	13		(1)	68	19	0	[z]	—	(1)	18
Genesis:
Investor Class	7,896	6,750		(16,221)	(1,575)	9,350	4,261		—	(17,524)	(3,913)
Trust Class	5,132	3,716		(15,767)	(6,919)	6,000	2,446		—	(15,270)	(6,824)
Advisor Class	4,636	2,357		(7,666)	(673)	5,008	1,415		—	(7,538)	(1,115)
Institutional Class	18,630	6,939		(46,165)	(20,596)	23,263	5,335		—	(41,819)	(13,221)
Class R6	30,589	2,654		(5,884)	27,359	17,541	—		—	(607)	16,934 (2)
Global Equity:
Institutional Class	5	42		(103)	(56)	3,170	—		—	(153)	3,017
Class A	27	0	[z]	(8)	19	7	—		—	(2)	5
Class C	9	0	[z]	(1)	8	2	—		—	—	2
Global Thematic Opportunities:
Institutional Class	1,211	35		(1,179)	67	3,423	30		—	(1,475)	1,978
Class A	3	0	[z]	(47)	(44)	191	0	[z]	—	(200)	(9)
Class C	1	—		(4)	(3)	2	—		—	(4)	(2)
Greater China Equity:
Institutional Class	1,890	6		(1,521)	375	5,554	—		—	(3)	5,551 (3)
Class A	129	0	[z]	(2)	127	12	—		—	—	12 (3)
Class C	—	0	[z]	—	0 [z]	10	—		—	—	10 (3)

	For the Year Ended August 31, 2014					For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Guardian:
Investor Class	1,051	5,601		(5,605)	1,047	986	2,284		—	(6,763)	(3,493)
Trust Class	794	1,254		(2,110)	(62)	1,432	453		—	(2,056)	(171)
Advisor Class	81	12		(110)	(17)	16	1		—	(19)	(2)
Institutional Class	2,275	520		(1,251)	1,544	1,798	149		—	(961)	986
Class A	2,764	443		(743)	2,464	1,313	79		—	(399)	993
Class C	62	14		(68)	8	83	2		—	(18)	67
Class R3	18	2		(5)	15	17	0	[z]	—	(30)	(13)
International Equity:
Investor Class	316	54		(1,112)	(742)	161	—		8,196	(1,606)	6,751 (1)
Trust Class	688	39		(3,189)	(2,462)	676	—		5,868	(1,140)	5,404 (1)
Institutional Class	25,238	1,373		(23,305)	3,306	30,515	784		—	(9,961)	21,338
Class A	1,030	7		(518)	519	299	—		341	(21)	619 (1)
Class C	198	0	[z]	(23)	175	61	—		33	(1)	93 (1)
Class R6(4)	1,922	0	[z]	(8)	1,914	—	—		—	—	—
International Select:
Trust Class	72	11		(298)	(215)	327	16		—	(529)	(186)
Institutional Class	2,428	245		(3,581)	(908)	2,978	260		—	(2,261)	977
Class A	246	8		(341)	(87)	397	10		—	(394)	13
Class C	105	0	[z]	(86)	19	92	0	[z]	—	(100)	(8)
Class R3	74	2		(138)	(62)	228	1		—	(18)	211
Intrinsic Value:
Institutional Class	4,235	510		(2,180)	2,565	4,210	187		—	(3,231)	1,166
Class A	750	52		(984)	(182)	671	10		—	(405)	276
Class C	229	17		(192)	54	379	5		—	(241)	143
Large Cap Disciplined Growth:
Investor Class	161	317		(1,100)	(622)	243	124		—	(720)	(353)
Institutional Class	8,757	6,591		(43,021)	(27,673)	16,907	3,712		—	(48,805)	(28,186)
Class A	561	570		(4,306)	(3,175)	3,235	441		—	(7,724)	(4,048)
Class C	480	143		(893)	(270)	358	82		—	(1,778)	(1,338)
Class R3	3	1		(31)	(27)	8	1		—	(6)	3

	For the Year Ended August 31, 2014					For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Large Cap Value:
Investor Class	479	5,792		(5,253)	1,018	850	468		—	(5,783)	(4,465)
Trust Class	306	1,354		(2,224)	(564)	400	103		—	(4,516)	(4,013)
Advisor Class	821	2,701		(2,451)	1,071	886	185		—	(4,002)	(2,931)
Institutional Class	872	571		(715)	728	967	62		—	(1,424)	(395)
Class A	102	16		(71)	47	28	—		—	(66)	(38)
Class C	114	11		(28)	97	53	0	[z]	—	(7)	46
Class R3	2	0	[z]	—	2	3	—		—	(34)	(31)
Mid Cap Growth:
Investor Class	515	1,861		(2,307)	69	571	1,560		—	(2,877)	(746)
Trust Class	766	122		(552)	336	910	82		—	(538)	454
Advisor Class	135	19		(274)	(120)	160	15		—	(170)	5
Institutional Class	10,799	1,681		(5,863)	6,617	7,225	920		—	(3,395)	4,750
Class A	1,231	179		(1,382)	28	1,823	130		—	(1,125)	828
Class C	86	8		(45)	49	96	4		—	(22)	78
Class R3	163	12		(89)	86	165	7		—	(69)	103
Class R6	1,642	21		(160)	1,503	4	—		—	—	4 (2)
Mid Cap Intrinsic Value:
Investor Class	176	97		(696)	(423)	408	17		—	(1,055)	(630)
Trust Class	70	44		(142)	(28)	117	6		—	(712)	(589)
Institutional Class	667	42		(172)	537	74	3		—	(127)	(50)
Class A	210	13		(117)	106	208	2		—	(331)	(121)
Class C	24	1		(7)	18	45	0	[z]	—	(0)[z]	45
Class R3	3	1		(31)	(27)	31	0	[z]	—	—	31
Multi-Cap Opportunities:
Institutional Class	67,275	258		(15,271)	52,262	71,566	60		—	(9,385)	62,241
Class A	8,625	124		(3,704)	5,045	4,015	6		—	(457)	3,564
Class C	2,771	24		(207)	2,588	604	1		—	(11)	594
Real Estate:
Trust Class	5,241	1,742		(10,294)	(3,311)	14,497	906		—	(11,609)	3,794
Institutional Class	13,294	1,691		(11,747)	3,238	19,215	578		—	(8,078)	11,715
Class A	5,346	809		(7,154)	(999)	9,924	248		—	(3,140)	7,032
Class C	395	167		(878)	(316)	1,877	49		—	(360)	1,566
Class R3	830	83		(492)	421	1,130	14		—	(315)	829
Class R6	1,282	59		(189)	1,152	655	1		—	(20)	636 (2)

	For the Year Ended August 31, 2014				For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Small Cap Growth:
Investor Class	108	—	(279)	(171)	243	—		—	(1,307)	(1,064)
Trust Class	18	—	(107)	(89)	147	—		—	(621)	(474)
Advisor Class	48	—	(78)	(30)	53	—		—	(265)	(212)
Institutional Class	178	—	(106)	72	840	—		—	(1,922)	(1,082)
Class A	256	—	(199)	57	67	—		—	(27)	40
Class C	55	—	(25)	30	22	—		—	(5)	17
Class R3	13	—	(12)	1	11	—		—	(4)	7
Socially Responsive:
Investor Class	2,027	1,608	(6,674)	(3,039)	3,549	168		—	(5,811)	(2,094)
Trust Class	3,087	2,042	(7,296)	(2,167)	4,183	224		—	(12,021)	(7,614)
Institutional Class	6,348	1,268	(5,577)	2,039	9,100	153		—	(11,532)	(2,279)
Class A	2,274	502	(2,180)	596	1,822	31		—	(1,510)	343
Class C	671	119	(174)	616	463	2		—	(141)	324
Class R3	387	126	(320)	193	432	7		—	(288)	151
Class R6	5,548	415	(6,043)	(80)	7,742	—		—	(111)	7,631 (2)
Value:
Institutional Class	560	2	(310)	252	432	2		—	(164)	270
Class A	308	1	(95)	214	202	2		—	(70)	134
Class C	15	—	(3)	12	19	0	[z]	—	(1)	18

(1)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(2)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(3)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(4)  Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

z  A zero balance may reflect actual amounts rounding to less than 1,000.

Note E—Lines of Credit:

At August 31, 2014, each Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2014. During the year ended August 31, 2014, none of the Funds utilized this line of credit.

At August 31, 2014, each Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2014. During the year ended August 31, 2014, none of the Funds utilized this line of credit.

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2014	Value August 31, 2014	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,125,200	103,700	66,500	1,162,400	$55,504,600	$223,390		$821,639
Altisource Asset Management Corp.	143,317	12,700	300	155,717	115,920,406	—	*	202,973
Altisource Portfolio Solutions SA	1,631,270	42,700	78,300	1,595,670	159,455,303	—	*	464,390
AmSurg Corp.(2)	1,682,828	140,100	498,778	1,324,150	71,226,029	—	*	11,272,839
Applied Industrial Technologies, Inc.	2,493,344	129,100	219,200	2,403,244	117,062,015	2,465,481		1,118,169
AptarGroup, Inc.	4,538,700	—	561,300	3,977,400	255,150,210	4,577,864		28,130,539
Badger Meter, Inc.	793,501	—	66,200	727,301	37,877,836	558,963		538,033
Balchem Corp.	1,501,935	211,200	69,400	1,643,735	84,553,728	416,503		1,112,963
Bally Technologies, Inc.(2)	2,447,392	496,100	1,885,806	1,057,686	83,863,923	—	*	56,467,975
Bank of Hawaii Corp.	2,609,212	—	216,000	2,393,212	138,925,957	4,536,472		1,785,640
Boston Beer Co., Inc.(2)	702,719	—	189,500	513,219	113,411,135	—	*	36,535,798
Brookline Bancorp, Inc.(2)	3,866,590	—	3,866,590	—	—	314,390		(6,526,432)
CARBO Ceramics, Inc.	1,565,657	—	203,400	1,362,257	146,565,231	1,842,994		12,713,349
CLARCOR, Inc.	4,212,822	—	720,734	3,492,088	220,734,882	2,703,355		23,418,987
Compass Minerals International, Inc.	3,193,700	—	495,827	2,697,873	240,299,548	6,812,298		30,310,755
Computer Modelling Group Ltd.	3,101,000	3,119,900	272,500	5,948,400	69,643,272	2,118,204		2,015,544
Exponent, Inc.	1,202,035	—	80,000	1,122,035	81,975,877	943,228		2,189,135
FEI Co.(2)	2,096,342	48,500	209,300	1,935,542	162,662,950	1,219,201		4,922,125

	Balance of Shares Held August 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2014	Value August 31, 2014	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
First Financial Bankshares, Inc.	1,908,468	1,962,968	243,400	3,628,036	$106,627,978	$2,047,148		$1,711,920
Forward Air Corp.	1,658,000	161,000	81,800	1,737,200	80,414,988	789,602		943,771
Haemonetics Corp.	4,787,500	—	527,000	4,260,500	152,057,245	—	*	4,823,615
Harris Teeter Supermarkets, Inc.(2)	3,369,203	—	3,369,203	—	—	505,380		62,066,131
Healthcare Services Group, Inc.	5,114,481	—	427,400	4,687,081	128,097,924	3,406,288		6,021,801
Hibbett Sports, Inc.	1,719,469	151,800	92,300	1,778,969	80,818,562	—	*	2,739,771
Hittite Microwave Corp.(2)	2,312,765	48,900	2,361,665	—	—	686,885		49,412,285
Home Loan Servicing Solutions Ltd.	5,181,100	719,800	493,300	5,407,600	118,426,440	10,566,100		(361,827)
ICON PLC	4,363,500	77,900	331,900	4,109,500	203,584,630	—	*	4,008,336
Innophos Holdings, Inc.	1,816,700	—	230,158	1,586,542	92,257,417	2,861,844		283,522
J & J Snack Foods Corp.	1,088,746	—	91,100	997,646	94,487,053	1,194,916		5,851,864
Lindsay Corp.	932,550	19,200	79,500	872,250	67,843,605	844,756		(1,197,184)
Manhattan Associates, Inc.	1,302,807	4,182,821	268,400	5,217,228	150,673,545	—	*	3,377,678
Meridian Bioscience, Inc.	3,208,597	17,400	688,200	2,537,797	49,664,687	2,413,912		(80,024)
Monotype Imaging Holdings, Inc.	2,093,103	1,076,242	182,600	2,986,745	87,780,436	735,579		406,517
MWI Veterinary Supply, Inc.	1,083,429	190,276	60,000	1,213,705	172,406,795	—	*	4,361,554
Natural Gas Services Group, Inc.	778,600	—	64,900	713,700	21,182,616	—	*	754,387
NETGEAR, Inc.	2,673,900	479,100	259,700	2,893,300	96,115,426	—	*	(1,161,613)
Nexstar Broadcasting Group, Inc. Class A	1,940,269	938,052	130,300	2,748,021	125,419,678	1,522,782		498,360
Pason Systems, Inc.	4,283,657	708,400	281,500	4,710,557	150,115,701	2,436,545		2,176,235
Pool Corp.	3,117,923	283,500	351,625	3,049,798	172,801,555	2,659,980		3,669,932
Power Integrations, Inc.	1,974,600	739,500	183,200	2,530,900	151,297,202	874,108		2,844,248
Raven Industries, Inc.	3,369,152	—	281,800	3,087,352	82,308,804	1,581,781		3,329,747
RLI Corp.	1,420,407	1,355,507	253,500	2,522,414	112,751,906	6,135,162		4,733,662
Safety Insurance Group, Inc.	1,039,049	—	88,100	950,949	52,492,385	2,499,683		349,396

	Balance of Shares Held August 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2014	Value August 31, 2014	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Sensient Technologies Corp.	3,672,617	573,328	270,700	3,975,245	$223,050,997	$3,755,450		$4,167,886
Solera Holdings, Inc.(2)	3,699,553	—	1,053,800	2,645,753	161,285,103	2,212,739		43,221,532
State Street Institutional Treasury Plus Fund Premier Class	199,091,299	1,428,893,917	1,372,824,064	255,161,152	255,161,152	—	*	—
Tennant Co.	749,502	244,700	45,400	948,802	66,122,011	668,456		851,285
Thermon Group Holdings, Inc.(2)	2,068,131	—	1,259,200	808,931	21,962,477	—	*	1,773,004
Tyler Technologies, Inc.	1,315,832	499,600	97,200	1,718,232	153,025,742	—	*	1,653,887
United Stationers, Inc.	3,755,341	—	974,600	2,780,741	113,037,122	1,807,605		8,129,769
West Pharmaceutical Services, Inc.	1,971,229	2,310,729	230,800	4,051,158	175,941,792	1,633,803		3,523,864
Westamerica Bancorporation	1,894,243	—	327,500	1,566,743	75,783,359	2,801,577		(250,186)
Zebra Technologies Corp.(2)	2,637,824	—	326,900	2,310,924	180,321,400	—	*	12,739,390
Total					$6,130,150,635	$85,374,424		$444,868,936

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  At August 31, 2014, the issuers of these securities were no longer affiliated with Genesis.

*  Security did not produce income during the last twelve months.

Note G—Reorganization:

On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund ("International") pursuant to a plan of reorganization and termination approved by the Board. The purpose of the transaction was to combine two funds managed by Management with comparable investment objectives and strategies. The merger was accomplished by a tax-free exchange of: 8,195,935 shares of the Investor Class of International Equity (valued at $147,786,970) for the 8,195,935 shares of the Investor Class of International outstanding on January 25, 2013; 5,867,925 shares of the Trust Class of International Equity (valued at $117,673,918) for the 5,867,925 shares of the Trust Class of International outstanding on January 25, 2013; 340,582 shares of Class A of International Equity (valued at $6,829,665) for the 340,582 shares of Class A of International outstanding on January 25, 2013; and 32,947 shares of Class C of International Equity (valued at $657,940) for the 32,947 shares of Class C of International outstanding on January 25, 2013. International's aggregate net assets at that date ($272,948,493, including investments with a cost of $204,366,702 and $52,807,215 of net unrealized appreciation) were combined with those of International Equity ($541,261,827). The combined net assets of International Equity immediately after the merger were $814,210,320. For financial reporting purposes, assets received and shares issued by International Equity were recorded at fair value; however, the cost basis of the investments received from International was carried forward to align ongoing reporting of International Equity's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on September 1, 2012, the beginning of the annual reporting period of International Equity, International Equity's pro forma results of operations for the fiscal year ended August 31, 2013, are as follows:

Net investment income (loss)	$12,547,737
Net realized gain (loss) on investments	27,137,575
Net unrealized gain (loss) on investments	64,086,832
Net increase (decrease) in net assets resulting from operations	$103,772,144

Because the combined investment portfolios had been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of International that had been included in International Equity's Statement of Changes in Net Assets as of August 31, 2013.

Note H—Legal Matters:

In January 2013, International merged into International Equity and International Equity was the surviving Fund (See Note G above for additional disclosure).

Prior to the merger, in July 2010, Benjamin J. Gamoran filed a purported "Verified Derivative Complaint" in the Supreme Court of the State of New York naming, along with other defendants, the Trust as a nominal defendant. The suit alleged that the defendants are liable for losses related to International's investments in shares of certain companies that are alleged to have illegally offered or facilitated online gambling by individuals located in the United States and asserted purported state law derivative claims for breach of fiduciary duty, negligence, and waste. In August 2010, defendants removed the action to the United States District Court for the Southern District of New York. On May 11, 2011, the District Court dismissed the action without prejudice upon plaintiff's mid-suit demand on the Board. The Board named a committee of independent, non-involved Trustees to review the plaintiff's demand and to make a recommendation to the Board regarding how to appropriately respond. The committee retained independent counsel and conducted an investigation.

On August 24, 2011, plaintiff Gamoran filed another complaint, this time in Delaware federal court ("Gamoran III"). The case was later transferred to the Southern District of New York. The substantive underlying claims alleged in the Gamoran III complaint were similar to those that appeared in the July 2010 case discussed above and an earlier voluntarily dismissed action. The Gamoran III complaint also alleged some purported class claims. It sought relief including compensatory damages for the Trust representing the loss in value of the Trust's investments resulting from the allegedly illegal conduct, compensatory damages for individual shareholders for the investment losses, forfeiture and disgorgement of fees and commissions, treble and punitive damages, attorney's fees, and other items. While earlier complaints contended that demand was futile, the Gamoran III complaint alleged that plaintiff Gamoran had made demand but that filing the latest lawsuit was necessary to prevent the claims from being barred by the statute of limitations. The Gamoran III complaint named the Trust as a nominal defendant. Although none of the complaints to date appear to have sought a judgment against International, there might have been circumstances in which International could have been called upon to indemnify certain defendants. A full statement of plaintiff's claims and the relief sought are set forth in the Gamoran III complaint.

Defendants moved to dismiss the Gamoran III complaint. In his brief opposing defendants' motion to dismiss, plaintiff indicated that he does not intend to pursue his putative class claims. The committee named by the Trust's Board to evaluate the claims in plaintiff's May 2011 demand letter recommended that the Board decline to pursue those claims, and the Board adopted that recommendation. On March 16, 2012, counsel to the committee transmitted a letter to Mr. Gamoran's counsel notifying Mr. Gamoran of the Board's decision.

On June 12, 2012, the Court entered an order dismissing the initial Gamoran III complaint. Among other things, the Court rejected Mr. Gamoran's arguments that his claims under 18 U.S.C. §§ 1955(a) and 1962(c)-(d) were exempt from the demand requirement and that the Board took too long to respond to his demand. The Court further held that, in light of the Board's refusal of Mr. Gamoran's demand, the Gamoran III complaint addressed outdated circumstances in that it was predicated on the assumption that the Board had not responded to Mr. Gamoran's demand. The Court permitted Mr. Gamoran to file an amended complaint alleging that the Board's refusal of his demand was not protected by the business judgment rule.

On July 16, 2012, plaintiff Gamoran filed an amended derivative complaint repeating many of his earlier allegations and including allegations that the Board had wrongfully refused his demand. On August 24, 2012, defendants moved to dismiss.

On March 29, 2013 and April 1, 2013, respectively, the District Court entered an opinion and judgment dismissing Gamoran's amended derivative complaint in its entirety without prejudice. Among other things, the Court concluded that plaintiff's "predicate theory"—"that 18 U.S.C. § 1955['s] use of the term 'owns' includes purchasing or owning publicly traded stock in a foreign market"—is "without merit" and accordingly "dismisse[d] plaintiff's RICO claims." The Court also found that "none of plaintiff's allegations rise to the level of specificity required to overcome the strong deference owed to a board under the business judgment rule."

Plaintiff appealed the Court's decision on April 23, 2013, and defendants cross-appealed on May 3, 2013. On October 28, 2013, the Court of Appeals entered a summary order affirming the dismissal of plaintiff's amended derivative complaint on the basis of plaintiff's failure to allege wrongful refusal and directing the District Court to enter a judgment of dismissal with prejudice. After the issuance of the mandate, on or about November 28, 2013, the District Court entered a judgment dismissing the action with prejudice.

For the period ended August 31, 2014, the litigation, demand investigation and related fees recorded in the Statements of Operations were $31,179. The Trust has filed a claim under its insurance policy for reimbursement of certain litigation expenses. During the period ended August 31, 2014, the Trust did not receive insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Trust is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. Costs of the demand investigation are not currently anticipated to be covered by the Trust's insurance policy.

Note I—Subsequent Events:

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date the financial statements were issued. On October 6, 2014, an investor holding 90% of Global Equity advised Management of its intention to redeem its holding. Management has no current intention to propose the liquidation of Global Equity and does not expect the redemption to affect Global Equity's operations. Management is not aware of any additional subsequent events that would require disclosure in the Funds' financial statements through the date the financial statements were issued.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
All Cap Core Fund§§§
Institutional Class
8/31/2014	$10.18	$0.01	$2.18	$2.19	$(0.01)	$(0.94)	$—	$(0.95)	$0.00	$—	$11.42	22.55%	$59.3	1.03%	.75%	.12%	62%
8/31/2013	$9.34	$0.04	$1.54	$1.58	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.18	17.97%	$48.3	1.10%	.75%	.40%	70%
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)	$—	$—	$9.34	12.21%	$27.1	1.15%	.75%	.26%	93%
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—	$—	$9.05	18.62%	$27.3	1.17%	.75%	.67%	150%
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)	$—	$—	$7.91	.44%	$17.6	1.22%	.75%	.78%	129%
Class A
8/31/2014	$10.08	$(0.04)	$2.15	$2.11	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$11.25	21.95%	$25.7	1.40%	1.20%	(.34%)	62%
8/31/2013	$9.29	$(0.00)	$1.53	$1.53	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.08	17.50%	$30.7	1.48%	1.20%	(.02%)	70%
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)	$—	$—	$9.29	11.62%	$29.2	1.53%	1.20%	(.20%)	93%
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—	$—	$9.03	18.15%	$30.9	1.58%	1.20%	.23%	150%
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)	$—	$—	$7.88	(.11%)	$38.0	1.60%	1.20%	.36%	129%
Class C
8/31/2014	$9.64	$(0.11)	$2.05	$1.94	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$10.64	21.13%	$15.6	2.15%	1.95%	(1.08%)	62%
8/31/2013	$8.98	$(0.07)	$1.47	$1.40	$—	$(0.74)	$—	$(0.74)	$—	$—	$9.64	16.60%	$13.6	2.23%	1.95%	(.78%)	70%
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)	$—	$—	$8.98	10.71%	$11.7	2.28%	1.95%	(.96%)	93%
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—	$—	$8.82	17.29%	$13.2	2.30%	1.95%	(.53%)	150%
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)	$—	$—	$7.74	(.75%)	$11.6	2.35%	1.95%	(.41%)	129%
Emerging Markets Equity Fund
Institutional Class
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.89	17.24%	$514.8	1.45%	1.25%	.96%	36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.34	2.77%	$374.1	1.60%	1.25%	1.10%	36%
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.99	(4.53%)	$161.7	1.77%	1.25%	.89%	78%
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—	$0.00	$15.80	3.44%	$107.7	2.56%	1.26%	1.05%	71%
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)	$—	$0.00	$15.61	18.76%	$9.0	6.65%	1.26%	.72%	81%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class A
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$17.80	16.99%		$19.9	1.82%	1.50%	.88%	36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—	$—	$15.27	2.54%		$7.3	2.00%	1.50%	.69%	36%
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.92	(4.84%)		$4.1	2.23%	1.50%	.53%	78%
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.74	3.16%		$4.9	3.22%	1.50%	.19%	71%
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)	$—	$0.00	$15.57	18.58%		$5.5	6.71%	1.51%	.61%	81%
Class C
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$—	$0.00	$—	$17.26	16.07%		$7.0	2.56%	2.25%	.01%	36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—	$—	$14.87	1.78%		$4.1	2.73%	2.25%	.13%	36%
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—	$—	$14.61	(5.50%)		$1.4	2.93%	2.25%	(.17%)	78%
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.46	2.41%		$1.1	3.80%	2.26%	(.12%)	71%
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)	$—	$0.00	$15.41	17.62%		$0.2	7.05%	2.26%	(.63%)	81%
Class R3
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$—	$(0.01)	$0.00	$—	$17.47	16.42%		$0.6	2.13%	1.91%	.45%	36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—	$—	$15.02	2.11%		$0.2	2.31%	1.91%	.22%	36%
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—	$—	$14.71	(5.22%)		$0.3	2.49%	1.92%	.28%	78%
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.52	2.73%		$0.0	8.02%	1.91%	(.04%)	71%
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—	$—	$0.00	$15.42	2.12	%**	$0.0	39.77%*	1.93%*	(.09%)*	81	%Ø
Class R6
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.91	17.35%		$83.8	1.37%	1.18%	1.08%	36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—	$—	$15.35	(8.90	%)**	$31.1	1.57%*	1.18%*	1.80%*	36	%Ø
Equity Income Fund
Institutional Class
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$—	$(0.84)	$0.00	$—	$13.19	20.11%		$1,578.5	.68%	.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—	$—	$11.76	4.79%		$1,439.4	.68%	.68%	2.45%	70%
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—	$—	$11.74	8.49%		$1,213.6	.71%	.71%§	3.10%	42%
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—	$—	$11.28	17.70%		$701.7	.80%	.80%§	2.93%	22%
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)	$—	$—	$10.02	18.81%		$100.9	1.01%	.80%	4.09%	29%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class A
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$—	$(0.79)	$0.00	$—	$13.14	19.72%		$462.6	1.05%	1.05%	2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%	2.09%	70%
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—	$—	$11.70	8.09%		$1,012.3	1.13%	1.13%§	2.70%	42%
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—	$—	$11.24	17.27%		$567.0	1.16%	1.16%§	2.50%	22%
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)	$—	$—	$9.99	18.36%		$176.6	1.36%	1.16%	3.70%	29%
Class C
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$—	$(0.70)	$0.00	$—	$13.06	18.77%		$450.1	1.79%	1.79%	1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—	$—	$11.65	3.58%		$465.7	1.80%	1.80%	1.34%	70%
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—	$—	$11.64	7.40%		$380.4	1.84%	1.84%§	1.98%	42%
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—	$—	$11.18	16.31%		$233.2	1.91%	1.91%§	1.81%	22%
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)	$—	$—	$9.96	17.59%		$44.0	2.12%	1.91%	3.15%	29%
Class R3
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$—	$(0.75)	$0.00	$—	$13.12	19.42%		$3.4	1.34%	1.34%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—	$—	$11.69	3.94%		$2.6	1.41%	1.41%§	1.78%	70%
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—	$—	$11.69	7.78%		$1.1	1.41%	1.41%§	2.59%	42%
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—	$—	$11.24	16.92%		$0.2	4.32%	1.41%	2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.99	(.04	%)**	$0.0	36.17%*	1.41%*	5.53%*	29	%Ø
Focus Fund
Investor Class
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$29.77	22.65%		$699.4	.91%	.91%	.64%	84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—	$—	$26.90	24.69%		$636.9	.94%	.94%	.72%	79%
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—	$—	$21.71	16.10%		$534.3	.97%	.97%	.72%	96%
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.80	17.61%		$503.8	.97%	.97%	.65%	113%
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)	$—	$—	$16.07	(2.39%)		$478.8	.97%	.97%	.61%	89%
Trust Class
8/31/2014	$19.50	$0.09	$3.94	$4.03	$(0.21)	$(2.68)	$—	$(2.89)	$0.00	$—	$20.64	22.40%		$125.7	1.11%	1.11%	.47%	84%
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—	$—	$19.50	24.48%		$56.3	1.14%	1.14%	.53%	79%
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.78	15.82%		$15.0	1.16%	1.16%	.52%	96%
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—	$—	$13.70	17.39%		$17.9	1.16%	1.16%	.45%	113%
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)	$—	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%	.38%	89%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Advisor Class
8/31/2014	$13.27	$0.04	$2.57	$2.61	$(0.17)	$(2.68)	$—	$(2.85)	$0.00	$—	$13.03	22.21%		$7.1	1.27%	1.27%	.28%	84%
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.27	24.22%		$6.1	1.29%	1.29%	.37%	79%
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—	$—	$10.79	15.68%		$5.8	1.31%	1.31%	.37%	96%
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.41	17.20%		$7.8	1.32%	1.32%	.30%	113%
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)	$—	$—	$8.08	(2.83%)		$7.7	1.42%	1.42%§	.15%	89%
Institutional Class
8/31/2014	$26.95	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$—	$(2.93)	$0.00	$—	$29.83	22.86%		$9.4	.76%	.75%	.72%	84%
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—	$—	$26.95	24.89%		$22.6	.77%	.75%	.96%	79%
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—	$—	$21.76	16.39%		$6.9	.80%	.75%	.97%	96%
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—	$—	$18.84	17.85%		$4.9	.85%	.75%	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—	$—	$—	$16.08	(9.51	%)**	$0.0	36.90%*	.75%*	1.80%*	89	%Ø
Class A
8/31/2014	$19.38	$0.09	$3.91	$4.00	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$20.50	22.40%		$3.9	1.13%	1.11%	.47%	84%
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—	$—	$19.38	24.47%		$1.9	1.19%	1.11%	.56%	79%
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—	$—	$15.71	15.96%		$0.7	1.22%	1.11%	.61%	96%
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.67	17.43%		$0.4	2.20%	1.11%	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—	$—	$—	$11.73	(9.56	%)**	$0.0	37.28%*	1.11%*	1.44%*	89	%Ø
Class C
8/31/2014	$13.03	$(0.03)	$2.52	$2.49	$(0.14)	$(2.68)	$—	$(2.82)	$0.00	$—	$12.70	21.52%		$1.5	1.91%	1.86%	(.27%)	84%
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—	$—	$13.03	23.61%		$0.6	1.94%	1.86%	(.20%)	79%
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.62	15.04%		$0.3	1.97%	1.86%	(.17%)	96%
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.32	16.62%		$0.3	2.92%	1.86%	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—	$—	$—	$8.07	(9.73	%)**	$0.0	38.06%*	1.86%*	.69%*	89	%Ø
Genesis Fund
Investor Class
8/31/2014	$40.18	$0.08	$5.37	$5.45	$(0.24)	$(4.50)	$—	$(4.74)	$0.00	$—	$40.89	13.65	%@@	$2,437.6	1.01%	1.01%	.20%	14%
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—	$—	$40.18	23.91%		$2,458.7	1.02%	1.02%	.71%	20%
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—	$—	$34.65	6.31%		$2,256.0	1.03%	1.03%	.31%	15%
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—	$—	$34.28	29.65%		$2,157.7	1.05%	1.05%	.81%	18%
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—	$—	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%	(.11%)	16%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Trust Class
8/31/2014	$59.83	$0.07	$8.00	$8.07	$(0.19)	$(4.50)	$—	$(4.69)	$0.00	$—	$63.21	13.55	%@@	$2,935.3	1.10%	1.10%	.11%	14%
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—	$—	$59.83	23.81%		$3,192.4	1.10%	1.10%	.63%	20%
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—	$—	$50.47	6.21%		$3,037.6	1.11%	1.11%	.23%	15%
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%	.74%	18%
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—	$—	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%	(.17%)	16%
Advisor Class
8/31/2014	$32.46	$(0.05)	$4.32	$4.27	$(0.05)	$(4.50)	$—	$(4.55)	$0.00	$—	$32.18	13.24	%@@	$598.9	1.37%	1.37%	(.16%)	14%
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—	$—	$32.46	23.46%		$626.0	1.38%	1.38%	.35%	20%
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—	$—	$28.42	5.91%		$579.8	1.38%	1.38%	(.04%)	15%
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—	$—	$28.43	29.23%		$601.3	1.40%	1.40%	.43%	18%
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—	$—	$—	$22.00	8.11%		$440.2	1.38%	1.38%	(.42%)	16%
Institutional Class
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$—	$(4.82)	$0.00	$—	$60.72	13.82	%@@	$5,061.4	.85%	.85%§	.36%	14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—	$—	$57.62	24.12%		$5,989.3	.85%	.85%	.87%	20%
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—	$—	$48.71	6.51%		$5,707.1	.86%	.85%	.49%	15%
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—	$—	$47.48	29.87%		$4,975.0	.89%	.87%	.97%	18%
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—	$—	$—	$36.56	8.68%		$3,571.8	.87%	.85%	.11%	16%
Class R6
8/31/2014	$57.63	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$—	$(4.86)	$0.00	$—	$60.75	13.92	%@@	$2,690.7	.78%	.78%§	.45%	14%
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—	$—	$57.63	6.90	%**	$975.9	.80%*	.78%*	.67%*	20	%Ø
Global Equity Fund
Institutional Class
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$—	$(0.13)	$—	$—	$11.22	19.67%		$38.9	1.72%	1.15%	.54%	39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—	$—	$9.49	11.65%		$33.5	5.16%	1.15%	.63%	43%
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—	$—	$8.50	2.82%		$4.3	10.85%	1.15%	1.12%	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—	$—	$9.10	(9.00	%)**	$0.8	55.68%*	1.15%*	(.20%)*	8	%**
Class A
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$—	$(0.09)	$—	$—	$11.14	19.18%		$0.4	2.18%	1.51%	.28%	39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—	$—	$9.43	11.20%		$0.1	5.67%	1.51%	.34%	43%
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.48	2.51%		$0.1	11.83%	1.51%	.54%	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—	$—	$9.09	(9.10	%)**	$0.1	69.65%*	1.51%*	(.53%)*	8	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund (cont'd)
Class C
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$—	$(0.09)	$—	$—	$10.89	18.39%		$0.2	2.96%		2.26%		(.54%)		39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—	$—	$9.28	10.34%		$0.1	6.50%		2.26%		(.36%)		43%
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.41	1.77%		$0.0	12.88%		2.26%		(.30%)		62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—	$—	$9.08	(9.20	%)**	$0.0	74.49	%*	2.26	%*	(1.31	%)*	8%**
Global Thematic Opportunities Fund
Institutional Class
8/31/2014	$9.52	$0.08	$1.15	$1.23	$(0.05)	$—	$—	$(0.05)	$0.00	$—	$10.70	12.92%		$82.8	1.39%		1.25%		.75%		80%
8/31/2013	$8.74	$0.05	$0.78	$0.83	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.52	9.53%		$73.1	1.59%		1.25%		.53%		98%
8/31/2012	$9.44	$0.05	$(0.73)	$(0.68)	$(0.02)	$—	$—	$(0.02)	$—	$—	$8.74	(7.22%)		$49.8	1.84%		1.25%		.56%		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—	$—	$—	$9.44	(5.60	%)**	$27.4	4.83	%*	1.25	%*	(.14	%)*	11%**
Class A
8/31/2014	$9.47	$0.04	$1.13	$1.17	$(0.02)	$—	$—	$(0.02)	$0.00	$—	$10.62	12.40%		$0.2	1.85%		1.61%		.36%		80%
8/31/2013	$8.70	$0.02	$0.78	$0.80	$(0.03)	$—	$—	$(0.03)	$—	$—	$9.47	9.20%		$0.6	2.00%		1.61%		.23%		98%
8/31/2012	$9.44	$0.02	$(0.75)	$(0.73)	$(0.01)	$—	$—	$(0.01)	$—	$—	$8.70	(7.68%)		$0.6	2.25%		1.61%		.27%		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—	$—	$—	$9.44	(5.60	%)**	$0.2	13.72	%*	1.61	%*	(.50	%)*	11%**
Class C
8/31/2014	$9.35	$(0.04)	$1.13	$1.09	$—	$—	$—	$—	$0.00	$—	$10.44	11.66%		$0.1	2.64%		2.36%		(.37%)		80%
8/31/2013	$8.63	$(0.05)	$0.77	$0.72	$—	$—	$—	$—	$—	$—	$9.35	8.34%		$0.1	2.84%		2.36%		(.59%)		98%
8/31/2012	$9.42	$(0.05)	$(0.73)	$(0.78)	$(0.01)	$—	$—	$(0.01)	$—	$—	$8.63	(8.25%)		$0.1	3.11%		2.36%		(.57%)		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—	$—	$—	$9.42	(5.80	%)**	$0.1	21.31	%*	2.36	%*	(1.32	%)*	11%**
Greater China Equity Fund
Institutional Class
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.17	21.37%		$72.1	1.83%		1.50%		.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60	%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	%)[b]*	20%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class A
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.14	21.07%	$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	%)[b]*	20%**
Class C
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.03	20.09%	$0.1	2.85%		2.61%		(.20%)		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—	$—	$10.15	1.50%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	%)[b]*	20%**
Guardian Fund
Investor Class
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$20.43	21.87%	$1,165.1	.88%		.88%		.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—	$—	$18.58	22.54%	$1,040.3	.90%		.90%		.85%		36%
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—	$—	$15.80	9.84%	$939.6	.92%		.92%		.79%		26%
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.49	21.35%	$962.6	.92%		.92%		.74%		32%
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$11.98	7.99%	$869.2	.95%		.95%		.40%		36%
Trust Class
8/31/2014	$14.30	$0.09	$2.81	$2.90	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$15.20	21.61%	$136.6	1.06%		1.06%		.64%		37%
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.30	22.36%	$129.4	1.08%		1.08%		.66%		36%
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—	$—	$12.31	9.68%	$113.5	1.09%		1.09%		.64%		26%
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—	$—	$11.32	21.08%	$102.6	1.09%		1.09%		.55%		32%
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.38	7.75%	$79.0	1.12%		1.12%		.23%		36%
Advisor Class
8/31/2014	$16.27	$0.04	$3.24	$3.28	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$17.55	21.27%	$0.4	1.28%		1.28%		.25%		37%
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—	$—	$16.27	21.81%	$0.6	1.50%		1.50	%§	.23%		36%
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—	$—	$13.91	9.27%	$0.6	1.50%		1.50	%§	.19%		26%
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—	$—	$12.77	20.59%	$0.6	1.50%		1.50	%§	.15%		32%
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)	$—	$—	$10.59	7.38%	$0.5	2.59%		1.50%		(.16%)		36%
Institutional Class
8/31/2014	$18.62	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$—	$(2.05)	$0.00	$—	$20.47	22.03%	$129.4	.71%		.71%		1.01%		37%
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—	$—	$18.62	22.80%	$88.9	.73%		.73%		1.00%		36%
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—	$—	$15.83	10.03%	$60.0	.74%		.74	%§	1.01%		26%
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.52	21.51%	$33.5	.75%		.75	%§	.77%		32%
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)	$—	$—	$12.01	8.22%	$4.3	.81%		.75%		.65%		36%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Class A
8/31/2014	$14.21	$0.09	$2.79	$2.88	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$15.08	21.62%	$73.8	1.09%	1.09%§	.64%	37%
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.21	22.38%	$34.6	1.11%	1.11%§	.62%	36%
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—	$—	$12.24	9.63%	$17.6	1.12%	1.11%	.64%	26%
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—	$—	$11.28	21.06%	$10.8	1.15%	1.11%	.51%	32%
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)	$—	$—	$9.36	7.72%	$3.5	1.22%	1.11%	.23%	36%
Class C
8/31/2014	$15.96	$(0.03)	$3.16	$3.13	$(0.00)	$(1.91)	$—	$(1.91)	$0.00	$—	$17.18	20.71%	$2.9	1.86%	1.86%§	(.15%)	37%
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—	$—	$15.96	21.43%	$2.6	1.86%	1.86%	(.15%)	36%
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—	$—	$13.66	8.83%	$1.3	1.88%	1.86%	(.13%)	26%
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.60	20.11%	$1.1	1.90%	1.86%	(.28%)	32%
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.51	7.08%	$0.4	2.46%	1.86%	(.51%)	36%
Class R3
8/31/2014	$16.25	$0.06	$3.21	$3.27	$(0.07)	$(1.91)	$—	$(1.98)	$0.00	$—	$17.54	21.29%	$0.7	1.38%	1.36%	.37%	37%
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—	$—	$16.25	22.03%	$0.4	1.41%	1.36%	.24%	36%
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.79	9.40%	$0.5	1.39%	1.36%	.36%	26%
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—	$—	$12.72	20.79%	$0.4	1.44%	1.36%	.28%	32%
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.57	7.51%	$0.1	3.12%	1.36%	(.02%)	36%
International Equity Fund
Investor Class
8/31/2014	$18.62	$0.26	$1.99	$2.25	$(0.17)	$—	$—	$(0.17)	$0.00	$—	$20.70	12.14%	$124.4	1.26%	1.07%	1.29%	34%
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—	$—	$18.62	3.27%**	$125.7	1.32%*	1.09%*	1.87%*	44	%Øa
Trust Class
8/31/2014	$20.70	$0.28	$2.20	$2.48	$(0.16)	$—	$—	$(0.16)	$0.00	$—	$23.02	12.02%	$67.7	1.36%	1.16%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—	$—	$20.70	3.24%**	$111.9	1.42%*	1.19%*	1.73%*	44	%Øa
Institutional Class
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$—	$(0.20)	$0.00	$—	$11.32	12.38%	$887.3	1.07%	.85%	1.49%	34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.26	13.82%	$770.3	1.14%	.85%	1.54%	44%[a]
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.15	.78%	$491.6	1.16%	.84%	1.88%	33%
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—	$—	$9.20	15.62%	$342.6	1.23%	.80%	1.67%	46%
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)	$—	$0.00	$8.10	9.05%	$168.1	1.24%	.80%	1.53%	50%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Class A
8/31/2014	$20.69	$0.28	$2.19	$2.47	$(0.15)	$—	$—	$(0.15)	$0.00	$—	$23.01	11.98%	$26.2	1.45%	1.21%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—	$—	$20.69	3.19%**	$12.8	1.55%*	1.28%*	1.57%*	44	%Øa
Class C
8/31/2014	$20.50	$0.13	$2.15	$2.28	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$22.72	11.16%	$6.1	2.21%	1.96%	.59%	34%
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—	$—	$20.50	2.65%**	$1.9	2.51%*	2.08%*	.74%*	44	%Øa
Class R6
Period from 9/3/2013^ to 8/31/2014	$10.26	$0.08	$1.19	$1.27	$(0.11)	$—	$—	$(0.11)	$0.00	$—	$11.42	12.46%**	$21.9	1.12%*	.79%*	.73%*	34	%Ø
International Select Fund§§
Trust Class
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.21	11.56%	$13.0	1.33%	1.25%	1.19%	27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.14	12.17%	$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.14	(1.05%)	$14.2	1.40%	1.25%	1.47%	29%
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.35	13.09%	$18.6	1.39%	1.25%	.97%	54%
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)	$—	$0.00	$8.31	5.87%	$27.7	1.53%	1.25%	1.10%	45%
Institutional Class
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$—	$(0.14)	$0.00	$—	$11.21	11.98%	$211.6	.93%	.90%	1.58%	27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.14	12.56%	$200.6	.97%	.90%	1.44%	50%
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—	$—	$9.14	(.65%)	$172.0	.99%	.90%	1.76%	29%
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$9.36	13.39%	$161.5	1.01%	.90%	1.60%	54%
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)	$—	$0.00	$8.32	6.29%	$129.5	1.12%	.90%	1.45%	45%
Class A
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.14	11.69%	$9.3	1.30%	1.24%	1.25%	27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.07	12.08%	$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.09	(.96%)	$8.3	1.39%	1.24%	1.56%	29%
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.30	13.06%	$5.2	1.39%	1.24%	.81%	54%
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)	$—	$0.00	$8.27	5.87%	$9.3	1.52%	1.24%	1.24%	45%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Select Fund§§ (cont'd)
Class C
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$—	$(0.03)	$0.00	$—	$10.97	10.79%		$4.6	2.05%	2.00%	.42%	27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.93	11.23%		$4.0	2.09%	2.00%	.36%	50%
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—	$—	$8.98	(1.64%)		$3.7	2.13%	2.00%	.65%	29%
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—	$0.00	$9.17	12.19%		$2.1	2.14%	2.00%	.57%	54%
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)	$—	$0.00	$8.20	5.02%		$1.5	2.29%	2.01%	.45%	45%
Class R3
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$11.05	11.35%		$2.2	1.55%	1.51%	1.03%	27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.01	11.83%		$2.6	1.60%	1.51%	.74%	50%
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.04	(1.24%)		$0.4	1.67%	1.51%	1.35%	29%
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—	$0.00	$9.27	12.71%		$0.1	1.87%	1.51%	1.15%	54%
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$8.26	5.57%		$0.1	3.50%	1.51%	.87%	45%
Intrinsic Value Fund
Institutional Class
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$—	$(0.57)	$0.00	$—	$14.98	21.74%		$252.0	1.13%	1.00%	(.40%)	24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.81	26.94%		$182.6	1.18%	1.00%	.42%	25%
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.26	12.21%		$134.2	1.22%	1.00%	(.14%)	30%
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.26	13.08%		$114.7	1.26%	1.00%	(.35%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—	$—	$—	$9.41	(5.90	%)**	$80.9	1.70%*	1.00%*	.33%*	19%**
Class A
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$—	$(0.54)	$0.00	$—	$14.76	21.31%		$13.5	1.51%	1.36%	(.77%)	24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.65	26.61%		$13.9	1.58%	1.36%	.01%	25%
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.16	11.62%		$8.4	1.61%	1.36%	(.51%)	30%
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.22	12.74%		$8.6	1.65%	1.36%	(.73%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—	$—	$—	$9.40	(6.00	%)**	$0.6	2.11%*	1.36%*	(.02%)*	19%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class C
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$—	$(0.54)	$0.00	$—	$14.29	20.40%		$12.7	2.26%	2.11%	(1.51%)	24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.35	25.62%		$10.3	2.31%	2.11%	(.70%)	25%
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.00	10.87%		$6.9	2.35%	2.11%	(1.25%)	30%
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—	$—	$10.14	11.91%		$5.5	2.34%	2.11%	(1.48%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—	$—	$—	$9.38	(6.20	%)**	$0.0	3.09%*	2.11%*	(.79%)*	19%**
Large Cap Disciplined Growth Fund
Investor Class
8/31/2014	$8.18	$0.04	$1.41	$1.45	$(0.01)	$(1.29)	$—	$(1.30)	$0.00	$—	$8.33	19.09%		$11.2	1.07%	1.07%	.44%	61%
8/31/2013	$7.68	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.18	12.76%		$16.1	1.11%	1.11%§	.42%	66%
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.68	9.12%		$17.8	1.11%	1.11%§	.08%	116%
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.38	19.44%		$15.5	1.11%	1.11%§	(.08%)	101%
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)	$—	$—	$6.18	2.37%		$11.4	1.23%	1.11%	.29%	104%
Institutional Class
8/31/2014	$8.23	$0.06	$1.42	$1.48	$(0.04)	$(1.29)	$—	$(1.33)	$0.00	$—	$8.38	19.41%		$185.0	.83%	.75%	.71%	61%
8/31/2013	$7.72	$0.06	$0.90	$0.96	$(0.08)	$(0.37)	$—	$(0.45)	$—	$—	$8.23	13.28%		$409.2	.79%	.75%	.77%	66%
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)	$—	$—	$7.72	9.43%		$601.6	.78%	.75%	.44%	116%
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—	$—	$7.41	19.79%		$565.4	.80%	.75%	.29%	101%
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)	$—	$—	$6.20	2.76%		$346.6	.87%	.75%	.61%	104%
Class A
8/31/2014	$8.17	$0.03	$1.42	$1.45	$—	$(1.29)	$—	$(1.29)	$0.00	$—	$8.33	19.05%		$12.7	1.21%	1.11%	.38%	61%
8/31/2013	$7.67	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.17	12.80%		$38.4	1.16%	1.11%	.42%	66%
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.67	9.13%		$67.1	1.16%	1.11%	.06%	116%
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.37	19.30%		$40.2	1.19%	1.11%	(.09%)	101%
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—	$—	$—	$6.18	2.32%		$33.0	1.30%	1.11%	.35%	104%
Class C
8/31/2014	$7.93	$(0.03)	$1.38	$1.35	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.03	18.29%		$22.9	1.96%	1.86%	(.34%)	61%
8/31/2013	$7.48	$(0.03)	$0.87	$0.84	$(0.02)	$(0.37)	$—	$(0.39)	$—	$—	$7.93	11.93%		$24.8	1.91%	1.86%	(.34%)	66%
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.48	8.14%		$33.4	1.90%	1.86%	(.67%)	116%
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—	$—	$7.26	18.63%		$37.0	1.92%	1.86%	(.83%)	101%
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—	$—	$—	$6.12	1.66%		$31.0	2.01%	1.86%	(.46%)	104%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Disciplined Growth Fund (cont'd)
Class R3
8/31/2014	$8.10	$0.01	$1.41	$1.42	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.27	18.82%	$0.2	1.60%	1.36%	.12%	61%
8/31/2013	$7.61	$0.01	$0.88	$0.89	$(0.03)	$(0.37)	$—	$(0.40)	$—	$—	$8.10	12.48%	$0.4	1.45%	1.36%	.17%	66%
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.61	8.75%	$0.3	1.44%	1.36%	(.18%)	116%
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—	$—	$7.34	19.16%	$0.3	1.48%	1.36%	(.29%)	101%
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—	$—	$—	$6.16	2.16%	$0.1	3.23%	1.36%	.04%	104%
Large Cap Value Fund
Investor Class
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$—	$(5.44)	$0.00	$—	$33.92	23.57%	$1,238.3	.85%	.85%	1.04%	104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—	$—	$32.40	24.05%@@	$1,149.7	.86%	.86%	1.19%	159%
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—	$—	$26.46	6.47%	$1,057.1	.87%	.87%	1.20%	171%
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.97	13.48%	$1,171.4	.85%	.85%	.42%	41%
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)	$—	$—	$22.03	2.21%	$1,189.1	.85%	.85%	.19%	42%
Trust Class
8/31/2014	$24.80	$0.20	$4.93	$5.13	$(0.37)	$(5.02)	$—	$(5.39)	$0.00	$—	$24.54	23.36%	$141.1	1.05%	1.05%	.83%	104%
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—	$—	$24.80	23.76%@@	$156.6	1.06%	1.06%	1.01%	159%
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—	$—	$20.30	6.26%	$209.6	1.05%	1.05%	.97%	171%
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—	$—	$19.15	13.32%	$424.9	1.04%	1.04%	.22%	41%
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)	$—	$—	$16.90	2.01%	$547.6	1.03%	1.03%	.01%	42%
Advisor Class
8/31/2014	$21.23	$0.14	$4.12	$4.26	$(0.35)	$(5.02)	$—	$(5.37)	$0.00	$—	$20.12	23.17%	$216.1	1.20%	1.20%	.69%	104%
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—	$—	$21.23	23.58%@@	$205.3	1.21%	1.21%	.86%	159%
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.46	6.13%	$220.0	1.20%	1.20%	.84%	171%
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—	$—	$16.50	13.09%	$308.9	1.19%	1.19%	.07%	41%
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)	$—	$—	$14.59	1.83%	$341.5	1.18%	1.18%	(.14%)	42%
Institutional Class
8/31/2014	$32.56	$0.39	$6.65	$7.04	$(0.47)	$(5.02)	$—	$(5.49)	$0.00	$—	$34.11	23.74%	$143.5	.70%	.70%§	1.18%	104%
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—	$—	$32.56	24.26%@@	$113.2	.70%	.70%	1.36%	159%
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.59	6.61%	$103.0	.70%	.70%	1.35%	171%
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—	$—	$25.11	13.69%	$200.6	.69%	.69%	.61%	41%
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)	$—	$—	$22.15	2.35%	$148.7	.69%	.69%§	.35%	42%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class A
8/31/2014	$24.83	$0.19	$4.94	$5.13	$(0.39)	$(5.02)	$—	$(5.41)	$0.00	$—	$24.55	23.31%		$2.7	1.08%	1.08%§	.78%	104%
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—	$—	$24.83	23.72	%@@	$1.6	1.11%	1.11%	.97%	159%
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—	$—	$20.07	6.24%		$2.0	1.07%	1.07%§	1.03%	171%
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—	$—	$19.06	13.20%		$1.4	1.29%	1.11%	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—	$—	$—	$16.90	(7.95	%)**	$0.0	35.72%*	1.11%*	.16%*	42	%Ø
Class C
8/31/2014	$20.73	$0.00	$4.01	$4.01	$(0.32)	$(5.02)	$—	$(5.34)	$0.00	$—	$19.40	22.37%		$3.0	1.86%	1.86%§	.03%	104%
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—	$—	$20.73	22.87%		$1.2	1.86%	1.86%§	.10%	159%
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—	$—	$17.19	5.40%		$0.2	2.04%	1.86%	.27%	171%
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.31	12.32%		$0.1	4.61%	1.86%	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—	$—	$—	$14.57	(8.08	%)**	$0.0	37.45%*	1.86%*	(.60%)*	42	%Ø
Class R3
8/31/2014	$21.41	$0.11	$4.16	$4.27	$(0.34)	$(5.02)	$—	$(5.36)	$0.00	$—	$20.32	22.94%		$0.1	1.43%	1.36%	.53%	104%
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—	$—	$21.41	23.47	%@@	$0.1	1.42%	1.36%	.46%	159%
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—	$—	$17.34	5.95%		$0.6	1.39%	1.36%	.93%	171%
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.41	12.93%		$0.0	6.07%	1.36%	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—	$—	$—	$14.58	(8.01	%)**	$0.0	36.96%*	1.36%*	(.09%)*	42	%Ø
Mid Cap Growth Fund
Investor Class
8/31/2014	$13.35	$(0.07)	$2.34	$2.27	$—	$(0.97)	$—	$(0.97)	$0.00	$—	$14.65	17.54%		$415.6	.93%	.93%	(.47%)	63%
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—	$—	$13.35	18.03%		$377.8	.98%	.98%	(.30%)	46%
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—	$—	$11.98	10.73%		$347.9	1.01%	1.01%	(.51%)	40%
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—	$—	$10.84	28.59%		$335.5	1.02%	1.02%	(.45%)	49%
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—	$—	$—	$8.43	13.46%		$288.0	1.07%	1.07%	(.55%)	70%
Trust Class
8/31/2014	$20.75	$(0.12)	$3.66	$3.54	$—	$(0.96)	$—	$(0.96)	$0.00	$—	$23.33	17.40%		$69.6	1.00%	1.00%	(.54%)	63%
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—	$—	$20.75	18.02%		$54.9	1.04%	1.04%	(.38%)	46%
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—	$—	$18.23	10.65%		$39.9	1.05%	1.05%	(.55%)	40%
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—	$—	$16.48	28.45%		$28.1	1.07%	1.07%	(.52%)	49%
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—	$—	$—	$12.83	13.44%		$21.8	1.14%	1.14%	(.61%)	70%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Advisor Class
8/31/2014	$21.13	$(0.18)	$3.74	$3.56	$—	$(0.92)	$—	$(0.92)	$0.00	$—	$23.77	17.16%	$10.3	1.26%	1.26%	(.81%)	63%
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—	$—	$21.13	17.64%	$11.7	1.30%	1.30%	(.62%)	46%
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—	$—	$18.54	10.23%	$10.2	1.44%	1.44%§	(.95%)	40%
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—	$—	$16.82	28.01%	$9.0	1.50%	1.50%§	(.95%)	49%
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—	$—	$—	$13.14	12.98%	$5.4	1.50%	1.50%§	(.98%)	70%
Institutional Class
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$—	$(1.00)	$0.00	$—	$14.89	17.74%	$382.5	.75%	.75%	(.29%)	63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—	$—	$13.56	18.32%	$258.6	.79%	.75%	(.07%)	46%
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—	$—	$12.16	10.96%	$174.2	.79%	.75%	(.26%)	40%
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—	$—	$11.01	28.92%	$113.8	.81%	.75%	(.21%)	49%
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—	$—	$—	$8.54	13.87%	$121.1	.83%	.75%	(.22%)	70%
Class A
8/31/2014	$20.74	$(0.15)	$3.67	$3.52	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$23.32	17.33%	$100.7	1.13%	1.11%	(.65%)	63%
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—	$—	$20.74	17.91%	$89.0	1.18%	1.11%	(.44%)	46%
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—	$—	$18.23	10.61%	$63.2	1.17%	1.11%	(.62%)	40%
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—	$—	$16.49	28.43%	$25.2	1.19%	1.11%	(.56%)	49%
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—	$—	$—	$12.84	13.53%	$13.6	1.28%	1.11%	(.51%)	70%
Class C
8/31/2014	$20.81	$(0.31)	$3.68	$3.37	$—	$(0.83)	$—	$(0.83)	$0.00	$—	$23.35	16.46%	$6.0	1.91%	1.86%	(1.40%)	63%
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—	$—	$20.81	17.05%	$4.4	1.95%	1.86%	(1.20%)	46%
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—	$—	$18.31	9.77%	$2.4	1.98%	1.86%	(1.36%)	40%
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—	$—	$16.68	27.43%	$0.6	2.04%	1.86%	(1.36%)	49%
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—	$—	$—	$13.09	12.65%	$0.2	2.64%	1.86%	(1.32%)	70%
Class R3
8/31/2014	$21.16	$(0.21)	$3.75	$3.54	$—	$(0.91)	$—	$(0.91)	$0.00	$—	$23.79	17.02%	$8.3	1.38%	1.36%	(.90%)	63%
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—	$—	$21.16	17.63%	$5.6	1.43%	1.36%	(.68%)	46%
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—	$—	$18.61	10.31%	$3.0	1.45%	1.36%	(.89%)	40%
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—	$—	$16.87	28.09%	$0.5	1.50%	1.36%	(.91%)	49%
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$—	$—	$13.17	13.24%	$0.1	3.15%	1.36%	(.84%)	70%
Class R6
8/31/2014	$13.57	$(0.03)	$2.38	$2.35	$—	$(1.01)	$—	$(1.01)	$0.00	$—	$14.91	17.89%	$22.5	.68%	.68%	(.21%)	63%
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—	$—	$13.57	6.26%**	$0.1	7.22%*	.68%*	(.13%)*	46	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$—	$(1.19)	$0.00	$—	$23.56	22.84	%@@	$43.4	1.31%	.98%	1.21%	34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—	$—	$20.29	28.58%		$45.9	1.40%	1.09%	1.45%	33%
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—	$—	$15.90	12.62	%@@	$46.0	1.39%	1.18%	.69%	118%
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—	$—	$14.18	15.79%		$46.5	1.33%	1.22%	.38%	27%
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)	$—	$—	$12.26	11.51%		$55.9	1.24%	1.22%	.10%	51%
Trust Class
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$—	$(1.16)	$0.00	$—	$20.24	22.47	%@@	$14.4	1.57%	1.25%§	.97%	34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—	$—	$17.61	28.45%		$13.0	1.66%	1.25%	1.26%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.51	%@@	$18.4	1.60%	1.25%	.61%	118%
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—	$—	$12.34	15.66%		$24.1	1.54%	1.26%	.33%	27%
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)	$—	$—	$10.68	11.55%		$80.5	1.42%	1.25%	.07%	51%
Institutional Class
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$—	$(1.24)	$0.00	$—	$23.59	22.99%		$18.0	1.17%	.85%§	1.48%	34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—	$—	$20.33	28.96%		$4.6	1.23%	.85%	1.73%	33%
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—	$—	$15.93	12.94	%@@	$4.4	1.19%	.85%	1.01%	118%
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—	$—	$14.22	16.26%		$3.5	1.16%	.86%	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—	$—	$—	$12.28	(6.40	%)**	$0.7	1.03%*	.85%*	.48%*	51	%Ø
Class A
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$—	$(1.17)	$0.00	$—	$20.24	22.60%		$5.2	1.53%	1.21%§	.96%	34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—	$—	$17.60	28.43%		$2.7	1.65%	1.21%	1.45%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.56%		$3.8	1.61%	1.21%	.63%	118%
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.34	15.70%		$1.2	1.91%	1.22%	.37%	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—	$—	$—	$10.68	(6.40	%)**	$0.0	37.23%*	1.21%*	.04%*	51	%Ø
Class C
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$—	$(1.07)	$0.00	$—	$20.00	21.64%		$1.9	2.28%	1.96%§	.24%	34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—	$—	$17.44	27.51%		$1.3	2.35%	1.96%	.54%	33%
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—	$—	$13.69	11.76%		$0.4	2.43%	1.96%	(.09%)	118%
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—	$—	$12.25	14.92%		$0.1	3.97%	1.97%	(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$—	$—	$10.66	(6.57	%)**	$0.0	35.88%*	1.96%*	(.64%)*	51	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class R3
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$—	$(1.12)	$0.00	$—	$20.23	22.23	%@@	$0.4	1.80%	1.46%		.80%	34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—	$—	$17.59	28.22%		$0.8	1.86%	1.46%		.85%	33%
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—	$—	$13.80	12.25	%@@	$0.2	1.88%	1.46%		.41%	118%
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—	$—	$12.32	15.46%		$0.2	6.06%	1.47%		.32%	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—	$—	$—	$10.67	(6.49	%)**	$0.0	37.59%*	1.46	%*	(.22%)*	51	%Ø
Multi-Cap Opportunities Fund
Institutional Class
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$—	$(0.33)	$0.00	$—	$16.27	22.65%		$2,566.4	.74%	.74%		1.06%	17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—	$—	$13.56	28.57%		$1,430.7	.85%	.85	%§	1.38%	11%
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—	$—	$10.76	15.56%		$465.5	1.00%	1.00	%§	1.70%	29%
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.59	20.09%		$91.0	1.21%	1.01	%^^	.64%	105%
8/31/2010‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)	$—	$—	$8.03	3.02	%†††	$47.2	1.95%	1.00%		1.10%	62%
Class A
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$—	$(0.31)	$0.00	$—	$16.13	22.17%		$143.1	1.10%	1.10%		.71%	17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—	$—	$13.48	28.22%		$51.6	1.18%	1.18	%§	.91%	11%
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—	$—	$10.70	15.13%		$2.8	1.36%	1.36	%§	1.29%	29%
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—	$—	$9.56	19.48%		$0.2	1.69%	1.37	%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—	$—	$—	$8.02	(4.30	%)**	$0.3	3.18%*	1.36	%*	.58%*	62	%Ø
Class C
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$—	$(0.28)	$0.00	$—	$15.71	21.30%		$50.5	1.85%	1.85%		(.01%)	17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—	$—	$13.20	27.10%		$8.3	2.05%	2.05	%§	.04%	11%
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—	$—	$10.52	14.22%		$0.4	2.14%	2.11%		.70%	29%
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—	$—	$9.47	18.82%		$0.2	2.43%	2.12	%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—	$—	$—	$7.97	(4.89	%)**	$0.1	6.43%*	2.12	%*	(.18%)*	62	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund
Trust Class
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$—	$(0.98)	$0.00	$—	$14.70	22.36%		$314.3	1.41%	1.04%	1.19%	36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—	$—	$12.96	(2.60%)		$319.9	1.43%	1.04%	1.09%	33%
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—	$—	$13.82	19.53%		$288.9	1.47%	1.03%	1.10%	29%
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—	$0.01	$11.80	17.53%		$216.3	1.55%	.99%	.75%	28%
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)	$—	$0.00	$10.23	35.09%		$126.7	1.75%	.99%	1.73%	70%
Institutional Class
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$—	$(1.00)	$0.00	$—	$14.74	22.63%		$463.5	1.05%	.85%	1.35%	36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—	$—	$12.99	(2.48%)		$366.4	1.07%	.85%	1.23%	33%
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—	$—	$13.86	19.77%		$228.6	1.10%	.85%	1.21%	29%
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—	$0.00	$11.83	17.77%		$117.1	1.16%	.85%	.81%	28%
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)	$—	$0.00	$10.25	35.18%		$22.6	1.39%	.85%	1.77%	70%
Class A
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$—	$(0.95)	$0.00	$—	$14.69	22.17%		$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—	$—	$12.95	(2.82%)		$164.5	1.47%	1.21%	.84%	33%
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—	$—	$13.82	19.33%		$78.3	1.51%	1.21%	.86%	29%
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—	$0.00	$11.80	17.33%		$36.3	1.60%	1.21%	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)	$—	$0.00	$10.23	(.98	%)**	$0.5	12.56%*	1.21%*	.68%*	70	%Ø
Class C
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$—	$(0.85)	$0.00	$—	$14.68	21.24%		$40.4	2.20%	1.96%	.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—	$—	$12.94	(3.52%)		$39.7	2.24%	1.96%	.11%	33%
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—	$—	$13.81	18.40%		$20.7	2.28%	1.96%	.09%	29%
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—	$0.00	$11.80	16.44%		$8.3	2.37%	1.96%	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)	$—	$0.00	$10.24	(1.08	%)**	$0.1	20.75%*	1.96%*	.66%*	70	%Ø
Class R3
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$—	$(0.92)	$0.00	$—	$14.68	21.89%		$23.5	1.67%	1.46%	.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—	$—	$12.94	(3.04%)		$15.2	1.70%	1.46%	.56%	33%
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—	$—	$13.81	19.07%		$4.8	1.74%	1.46%	.41%	29%
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—	$0.00	$11.80	17.00%		$0.3	2.81%	1.46%	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)	$—	$0.00	$10.23	(1.04	%)**	$0.0	37.36%*	1.46%*	.93%*	70	%Ø
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class R6
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$—	$(1.02)	$0.00	$—	$14.74	22.72%		$26.3	.98%	.78%	1.33%	36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—	$—	$12.99	(6.96	%)**	$8.3	1.11%*	.78%*	.95%*	33	%Ø
Small Cap Growth Fund
Investor Class
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$—	$0.00	$—	$27.44	13.58%		$50.7	1.67%	1.21%	(.85%)	284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—	$—	$24.16	23.96	%@@	$48.8	1.64%	1.22%	(.72%)	249%
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—	$—	$19.49	9.86%		$60.1	1.58%	1.21%	(.92%)	294%
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—	$—	$17.74	29.68%		$63.6	1.49%	1.15%	(.88%)	185%
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—	$—	$—	$13.68	4.03%		$75.4	1.50%	1.15%	(.89%)	235%
Trust Class
8/31/2014	$26.22	$(0.30)	$3.80	$3.50	$—	$—	$—	$—	$0.00	$—	$29.72	13.35%		$5.5	1.95%	1.40%	(1.02%)	284%
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—	$—	$26.22	23.74	%@@	$7.2	1.83%	1.40%	(.91%)	249%
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—	$—	$21.19	9.68%		$15.8	1.77%	1.39%	(1.10%)	294%
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—	$—	$19.32	29.40%		$19.3	1.67%	1.37%	(1.10%)	185%
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—	$—	$—	$14.93	3.47%		$22.0	1.70%	1.37%	(1.11%)	235%
Advisor Class
8/31/2014	$17.33	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.63	13.27%		$3.5	1.96%	1.51%	(1.15%)	284%
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—	$—	$17.33	23.52	%@@	$3.6	1.93%	1.52%	(1.00%)	249%
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—	$—	$14.03	9.52%		$5.9	1.87%	1.58%	(1.28%)	294%
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—	$—	$12.81	29.13%		$7.9	1.80%	1.60%	(1.33%)	185%
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—	$—	$—	$9.92	3.23%		$9.7	1.90%	1.60%	(1.34%)	235%
Institutional Class
8/31/2014	$24.51	$(0.15)	$3.56	$3.41	$—	$—	$—	$—	$0.00	$—	$27.92	13.91%		$19.0	1.48%	.90%	(.54%)	284%
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—	$—	$24.51	24.35	%@@	$14.9	1.41%	.90%	(.41%)	249%
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—	$—	$19.71	10.23%		$33.3	1.33%	.90%	(.58%)	294%
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—	$—	$17.88	30.04%		$103.0	1.26%	.90%	(.63%)	185%
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—	$—	$—	$13.75	3.93%		$82.6	1.28%	.91%	(.63%)	235%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class A
8/31/2014	$26.36	$(0.28)	$3.84	$3.56	$—	$—	$—	$—	$0.00	$—	$29.92	13.51%	$4.4	1.81%	1.26%	(.96%)	284%
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—	$—	$26.36	23.93%@@	$2.4	1.83%	1.26%	(.81%)	249%
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—	$—	$21.27	9.87%	$1.1	1.79%	1.26%	(.98%)	294%
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—	$—	$19.36	29.50%	$1.2	1.78%	1.26%	(1.01%)	185%
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—	$—	$—	$14.95	3.60%	$0.5	2.05%	1.26%	(1.01%)	235%
Class C
8/31/2014	$17.01	$(0.32)	$2.47	$2.15	$—	$—	$—	$—	$0.00	$—	$19.16	12.64%	$1.8	2.57%	2.01%	(1.68%)	284%
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—	$—	$17.01	22.99%@@	$1.1	2.56%	2.01%	(1.58%)	249%
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—	$—	$13.83	8.98%	$0.7	2.57%	2.01%	(1.73%)	294%
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—	$—	$12.69	28.57%	$0.3	2.52%	2.01%	(1.72%)	185%
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—	$—	$—	$9.87	2.81%	$0.1	3.43%	2.01%	(1.76%)	235%
Class R3
8/31/2014	$17.37	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.67	13.24%	$0.5	2.16%	1.51%	(1.15%)	284%
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—	$—	$17.37	23.54%@@	$0.4	2.15%	1.51%	(1.08%)	249%
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—	$—	$14.06	9.59%	$0.2	2.12%	1.51%	(1.23%)	294%
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—	$—	$12.83	29.20%	$0.1	2.05%	1.51%	(1.24%)	185%
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—	$—	$—	$9.93	3.33%	$0.1	4.16%	1.51%	(1.25%)	235%
Socially Responsive Fund
Investor Class
8/31/2014	$32.66	$0.31	$6.48	$6.79	$(0.30)	$(2.21)	$—	$(2.51)	$0.00	$—	$36.94	21.54%	$821.1	.86%	.86%	.87%	36%
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—	$—	$32.66	24.18%	$825.2	.87%	.87%	.91%	35%
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—	$—	$26.48	8.13%	$724.3	.89%	.89%	.86%	28%
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.61	19.74%	$648.1	.90%	.90%	.69%	20%
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)	$—	$—	$20.58	10.14%	$582.5	.94%	.94%	.27%	41%
Trust Class
8/31/2014	$22.20	$0.16	$4.34	$4.50	$(0.25)	$(2.21)	$—	$(2.46)	$0.00	$—	$24.24	21.32%	$418.4	1.03%	1.03%	.70%	36%
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.20	23.95%	$431.3	1.04%	1.04%	.76%	35%
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.07	7.93%	$488.5	1.06%	1.06%	.66%	28%
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—	$—	$16.85	19.60%	$484.7	1.08%	1.08%	.50%	20%
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.11	9.94%	$356.1	1.12%	1.12%	.10%	41%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Institutional Class
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$—	$(2.56)	$0.00	$—	$37.00	21.76%	$706.5	.68%	.68%	1.06%	36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—	$—	$32.70	24.41%	$557.7	.69%	.69%	1.10%	35%
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.51	8.32%	$512.4	.71%	.71%	1.02%	28%
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—	$—	$24.64	19.98%	$417.7	.74%	.74%§	.82%	20%
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)	$—	$—	$20.60	10.36%	$166.9	.77%	.75%	.49%	41%
Class A
8/31/2014	$22.05	$0.16	$4.30	$4.46	$(0.24)	$(2.21)	$—	$(2.45)	$0.00	$—	$24.06	21.28%	$134.0	1.05%	1.05%	.68%	36%
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.05	23.89%	$109.6	1.09%	1.09%§	.67%	35%
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.95	7.89%	$83.1	1.11%	1.11%§	.61%	28%
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.77	19.54%	$75.9	1.14%	1.11%	.42%	20%
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)	$—	$—	$14.08	10.03%	$12.4	1.21%	1.11%	.18%	41%
Class C
8/31/2014	$21.63	$(0.01)	$4.22	$4.21	$(0.06)	$(2.21)	$—	$(2.27)	$0.00	$—	$23.57	20.42%	$44.5	1.80%	1.80%	(.05%)	36%
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—	$—	$21.63	22.98%	$27.5	1.86%	1.86%§	(.10%)	35%
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.64	7.08%	$16.7	1.87%	1.86%	(.12%)	28%
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—	$—	$16.52	18.63%	$12.9	1.89%	1.86%	(.35%)	20%
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)	$—	$—	$13.94	9.10%	$3.3	1.99%	1.86%	(.57%)	41%
Class R3
8/31/2014	$21.86	$0.10	$4.27	$4.37	$(0.17)	$(2.21)	$—	$(2.38)	$0.00	$—	$23.85	21.02%	$32.2	1.29%	1.29%	.45%	36%
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—	$—	$21.86	23.64%	$25.3	1.30%	1.30%	.46%	35%
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.81	7.65%	$17.9	1.33%	1.33%§	.43%	28%
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—	$—	$16.68	19.20%	$9.7	1.36%	1.36%§	.08%	20%
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)	$—	$—	$14.05	9.74%	$0.2	2.95%	1.36%	(.11%)	41%
Class R6
8/31/2014	$32.71	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$—	$(2.58)	$0.00	$—	$37.03	21.88%	$279.6	.60%	.60%	1.11%	36%
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—	$—	$32.71	4.97%**	$249.6	.62%*	.62%*	.94%*	35	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Fund
Institutional Class
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$—	$(0.10)	$—	$—	$16.51	22.98%		$12.6	2.41%	.70%	1.12%	129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—	$—	$13.52	23.23%		$6.9	5.93%	.71%	1.25%	250%
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—	$—	$11.18	13.25%		$2.7	9.42%	.73%	1.46%	200%
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—	$—	$9.95	20.87%		$2.6	18.35%	.75%[c]	1.28%	191%
8/31/2010‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)	$—	$—	$8.30	(.71	%)††††	$1.2	15.47%	.92%[c]	.93%	52%
Class A
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$16.40	22.43%		$8.0	2.80%	1.10%	.74%	129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—	$—	$13.44	22.72%		$3.7	6.81%	1.11%	.82%	250%
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—	$—	$11.13	12.89%		$1.6	9.88%	1.08%	1.08%	200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—	$—	$9.93	(3.40	%)**	$0.3	17.08%*	1.12%*	1.22%*	191	%Ø
Class C
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$—	$—	$16.18	21.56%		$0.6	3.57%	1.86%	(.05%)	129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—	$—	$13.31	21.82%		$0.3	7.31%	1.87%	.01%	250%
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—	$—	$11.05	12.07%		$0.1	10.74%	1.87%	.30%	200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—	$—	$9.89	(3.79	%)**	$0.0	26.31%*	1.86%*	.26%*	191	%Ø

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended August 31, 2014.

@@  Except for the Funds listed below, the class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended August 31, 2014. Had Genesis not received class action proceeds in 2014, total return based on per share NAV for the year ended August 31, 2014 would have been 13.62%, 13.51%, 13.21%, 13.78% and 13.90% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6, respectively. Had Mid Cap Intrinsic Value not received class action proceeds in 2014, total return based on per share NAV for the year ended August 31, 2014 would have been 22.79%, 22.41% and 22.17% for Investor Class, Trust Class and Class R3, respectively. Had Large Cap Value not received class action proceeds in 2013, total return based on per share NAV for the year ended August 31, 2013 would have been 23.93%, 23.61%, 23.46%, 24.11%, 23.57% and 23.41% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class R3, respectively. Had Small Cap Growth not received class action proceeds in 2013, total return based on per share NAV for the year ended August 31, 2013 would have been 23.81%, 23.45%, 23.31%, 24.05%, 23.84%, 22.92% and 23.47% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3, respectively. Had Mid Cap Intrinsic Value not received class action proceeds in 2012, total return based on per share NAV for the year ended August 31, 2012 would have been 12.48%, 12.34%, 12.86% and 12.16% for Investor Class, Trust Class, Institutional Class and Class R3, respectively.

‡‡  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡  On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††  During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††  During the period from November 2, 2006 through April 19, 2010, Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^^  After utilization of the Line of Credit by Multi-Cap Opportunities (2011) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an

Notes to Financial Highlights Equity Funds (cont'd)

expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, and had the Fund not utilized the Line of Credit or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended August 31,
2011
Multi-Cap Opportunities Fund Institutional Class	1.01%
Multi-Cap Opportunities Fund Class A	1.37%
Multi-Cap Opportunities Fund Class C	2.12%

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2014	2013	2012	2011	2010
Equity Income Fund Institutional Class	—	—	.70%	.76%	—
Equity Income Fund Class A	—	—	1.07%	1.16%	—
Equity Income Fund Class C	—	—	1.82%	1.90%	—
Equity Income Fund Class R3	1.32%	1.31%	1.35%	—	—
Focus Fund Advisor Class	—	—	—	—	1.39%
Genesis Fund Institutional Class	.85%	—	—	—	—
Genesis Fund Class R6	.78%	—	—	—	—
Guardian Fund Advisor Class	—	1.30%	1.33%	1.35%	—
Guardian Fund Institutional Class	—	—	.74%	.74%	—
Guardian Fund Class A	1.08%	1.10%	—	—	—
Guardian Fund Class C	1.84%	—	—	—	—
Large Cap Disciplined Growth Fund Investor Class	—	1.05%	1.03%	1.08%	—
Large Cap Value Fund Institutional Class	.70%	—	—	—	.68%
Large Cap Value Fund Class A	1.08%	—	1.05%	—	—
Large Cap Value Fund Class C	1.82%	1.86%	—	—	—
Mid Cap Growth Fund Advisor Class	—	—	1.31%	1.34%	1.48%
Mid Cap Intrinsic Value Fund Trust Class	1.23%	—	—	—	—
Mid Cap Intrinsic Value Fund Institutional Class	.82%	—	—	—	—
Mid Cap Intrinsic Value Fund Class A	1.21%	—	—	—	—
Mid Cap Intrinsic Value Fund Class C	1.94%	—	—	—	—
Multi-Cap Opportunities Fund Institutional Class	—	.82%	.93%	—	—
Multi-Cap Opportunities Fund Class A	—	1.16%	1.30%	—	—
Multi-Cap Opportunities Fund Class C	—	1.92%	—	—	—
Socially Responsive Fund Institutional Class	—	—	—	.72%	—
Socially Responsive Fund Class A	—	1.08%	1.11%	—	—
Socially Responsive Fund Class C	—	1.83%	—	—	—
Socially Responsive Fund Class R3	—	—	1.32%	1.35%	—

Notes to Financial Highlights Equity Funds (cont'd)

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International Equity, International Select, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities and Real Estate, for the year ended August 31, 2011 for Value, for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive and for the year ended August 31, 2014 for International Equity.

a  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

c  These ratios reflect a reduced fee schedule for certain expenses. If these ratios had not been reduced, the ratios would have been higher.

§§  Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.

§§§  Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman All Cap Core Fund,
Neuberger Berman Emerging Markets Equity Fund,
Neuberger Berman Equity Income Fund,
Neuberger Berman Focus Fund,
Neuberger Berman Genesis Fund,
Neuberger Berman Global Equity Fund,
Neuberger Berman Global Thematic Opportunities Fund,
Neuberger Berman Greater China Equity Fund,
Neuberger Berman Guardian Fund,
Neuberger Berman International Equity Fund,
Neuberger Berman International Select Fund,
Neuberger Berman Large Cap Value Fund,
Neuberger Berman Real Estate Fund,
Neuberger Berman Value Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman All Cap Core Fund (formerly, Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly, Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund, fourteen of the series constituting Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2014, and the related statements of operations for the year then ended , the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned series of the Neuberger Berman Equity Funds, at August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 15, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Socially Responsive Fund, each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Trust, as of August 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 15, 2014

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Neuberger Berman Asia Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	58

Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, NB Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

Neuberger Berman All Cap Core Fund, Equity Income Fund, Focus Fund, Genesis Fund, Guardian Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund and Socially Responsive Fund hereby designate $8,437,994, $102,840,935, $63,750,537, $1,137,274,077, $112,517,878, $8,738,393, $52,335,028, $135,542,504, $58,429,501, $3,055,247, $27,819,682, $51,381,659 and $149,639,493, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2014, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Fund's distributions during the calendar year 2014 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
All Cap Core	$864,385
Emerging Markets Equity	12,937,899
Equity Income	85,595,741
Focus	12,097,592
Genesis	175,969,376
Global Equity	687,044
Global Thematic Opportunities	1,736,377
Greater China Equity	1,515,201
Guardian	25,053,332
International Equity	29,660,244
International Select	7,048,494
Intrinsic Value	1,500,781
Large Cap Disciplined Growth	5,289,249
Large Cap Value	32,151,097
Mid Cap Growth	4,293,528
Mid Cap Intrinsic Value	1,706,723
Multi-Cap Opportunities	39,913,271
Real Estate	21,460,966
Small Cap Growth	307,663
Socially Responsive	42,027,634
Value	284,844

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0599 10/14

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman All Cap Core, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Greater China Equity, Guardian, International Equity, International Select, Large Cap Value, Real Estate, and Value Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $665,750 and $680,750 for the fiscal years ended 2013 and 2014, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $141,750 and $146,300 for the fiscal years ended 2013 and 2014, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $161,950 and $157,200 for the fiscal years ended 2013 and 2014, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $24,500 and $32,200 for the fiscal years ended 2013 and 2014, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $219,400 and $228,100 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $24,500 and $32,200 for the fiscal years ended 2013 and 2014, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date: October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date: October 29, 2014

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: October 29, 2014